Filed Pursuant to Rule 485(a)
                                                      Registration No.   2-71299
                                                                        811-3153

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      (X)
         Pre-Effective Amendment No. ___                                     ( )
         Post-Effective Amendment No. 70                                     (X)

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              (X)
         Amendment No. 71                                                    (X)

                        FRANK RUSSELL INVESTMENT COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             909 A Street, Tacoma, Washington                98402
         ---------------------------------------          ----------
         (Address of Principal Executive Office)          (ZIP Code)

        Registrant's Telephone Number, including area code: 253/627-7001

Gregory J. Lyons, Associate General Counsel          John V. O'Hanlon, Esq.
     Frank Russell Investment Company                     Dechert LLP
               909 A Street                     200 Clarendon Street, 27th Floor
         Tacoma, Washington 98402                 Boston, Massachusetts 02116
               253-596-2406                               617-728-7100

--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate date of commencement of proposed public offering: As soon as practical after the effective date of the Registration Statement.

      It is proposed that this filing will become effective (check appropriate box)

      (   )  immediately upon filing pursuant to paragraph (b)
      (   )  on __________________ pursuant to paragraph (b)
      (   )  60 days after filing pursuant to paragraph (a)(1)
      (   )  on __________________, pursuant to paragraph (a)(1)
      ( X )  75 days after filing pursuant to paragraph (a)(2)
      (   )  on (date) pursuant to paragraph (a)(2) of rule 485.
      If appropriate, check the following box:
      (   )  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THIS POST-EFFECTIVE AMENDMENT NO. 70 TO THE REGISTRATION STATEMENT OF FRANK RUSSELL INVESTMENT COMPANY (THE "REGISTRANT") IS BEING FILED FOR THE PURPOSE OF ADDING FOUR NEW SERIES OF THE REGISTRANT AND TO MAKE CERTAIN OTHER CHANGES TO THE REGISTRANT'S DISCLOSURE DOCUMENTS.

LIFEPOINTS(R) FUNDS

                                                FRANK RUSSELL INVESTMENT COMPANY

LifePoints(R) Funds

PROSPECTUS

CLASS D, E AND S SHARES:

2010 STRATEGY FUND

2020 STRATEGY FUND

2030 STRATEGY FUND

2040 STRATEGY FUND

PROSPECTUS DATED _____________________

PRELIMINARY PROSPECTUS DATED September 15, 2004

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

909 A STREET, TACOMA, WA 98402 - 800-787-7354

As with all mutual funds, the Securities and
Exchange Commission has neither determined
that the information in this Prospectus is
accurate or complete, nor approved or
disapproved of these securities. It is a
criminal offense to state otherwise.                                     [LOGO]

              TABLE OF CONTENTS

Risk/Return Summary.............................................................
   Investment Objective.........................................................
   Principal Investment Strategies..............................................
   Summary Principal Risks......................................................
   Performance..................................................................
   Fees and Expenses............................................................
The Purpose of the Funds -- Multi-Style, Multi-Manager Diversification..........
Management of the Funds and Underlying Funds....................................
The Money Managers for the Underlying Funds.....................................
Investment Objective and Principal Investment Strategies of the
  Underlying Funds..............................................................
Principal Risks.................................................................
Dividends and Distributions.....................................................
Taxes...........................................................................
How Net Asset Value is Determined...............................................
Distribution and Shareholder Servicing Arrangements.............................
How to Purchase Shares..........................................................
Exchange Privilege..............................................................
How to Redeem Shares............................................................
Payment of Redemption Proceeds..................................................
Other Information About Share Transactions......................................
Money Manager Information.......................................................

                               RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

      Each of the following Frank Russell Investment Company ("FRIC") LifePoints Funds (the "Funds") has a non-fundamental investment objective. This means that each Fund's investment objective may be changed by the Board of Trustees of a Fund without shareholder approval.

    2010 STRATEGY FUND        Seeks to provide capital growth and income
                              consistent with its current asset allocation.

                              The Fund pursues this objective by investing in a diversified portfolio initially consisting of approximately 45% stock funds and 55% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund's allocation to fixed income funds will be fixed at 80% approximately 20 years after the year 2010.

    2020 STRATEGY FUND        Seeks to provide capital growth and income
                              consistent with its current asset allocation.

                              The Fund pursues this objective by investing in a diversified portfolio initially consisting of approximately 55% stock funds and 45% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund's allocation to fixed income funds will be fixed at 80% approximately 20 years after the year 2020.

    2030 STRATEGY FUND        Seeks to provide capital growth and income
                              consistent with its current asset allocation.

                              The Fund pursues this objective by investing in a diversified portfolio initially consisting of approximately 64% stock funds and 36% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund's allocation to fixed income funds will be fixed at 80% approximately 20 years after the year 2030.

    2040 STRATEGY FUND        Seeks to provide capital growth and income
                              consistent with its current asset allocation.

                              The Fund pursues this objective by investing in a diversified portfolio initially consisting of approximately 72% stock funds and 28% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund's allocation to fixed income funds will be fixed at 80% approximately 20 years after the year 2040.

                         PRINCIPAL INVESTMENT STRATEGIES

      Each of the Funds discussed in this Prospectus is a "fund of funds," and seeks to achieve its objective by investing, at present, in the Class S Shares of several other FRIC funds (the "Underlying Funds") representing various asset classes.

      The Funds are designed for investors who plan to retire close to the year indicated in the Fund name, the "target year." The allocation of each Fund's assets to the Underlying Funds in which it invests will become more conservative over time until about 20 years after a Fund's target year when the Fund is expected to have and thereafter maintain a 20% allocation to stock funds and an 80% allocation to fixed income funds.

      The following table shows the Funds' initial allocation to stock funds and fixed income funds.

                                                           2010 STRATEGY  2020 STRATEGY  2030 STRATEGY  2040 STRATEGY
                    ASSET ALLOCATION                           FUND           FUND            FUND           FUND
                    ----------------                           ----           ----            ----           ----
Underlying stock funds..................................        45%           55%             64%            72%
Underlying fixed income funds...........................        55%           45%             36%            28%

      The following table shows the Underlying Funds in which each Fund invests and the initial target allocation to each Underlying Fund.

                                                           2010 STRATEGY  2020 STRATEGY  2030 STRATEGY  2040 STRATEGY
                      UNDERLYING FUND                           FUND           FUND          FUND           FUND
                      ---------------                           ----           ----          ----           ----
Diversified Equity Fund.................................       12.25%         14.75%        17.40%         20.20%
Special Growth Fund.....................................        3.25%          3.75%         4.20%          4.60%
Quantitative Equity Fund................................       12.25%         14.75%        17.40%         20.20%
International Securities Fund...........................       12.25%         14.75%        16.60%         17.80%
Diversified Bond Fund...................................       25.25%         21.75%        16.00%          8.00%
Short Duration Bond Fund (formerly Short Term Bond Fund)       24.75%          8.25%         0.00%          0.00%
Multistrategy Bond Fund.................................        5.00%         15.00%        20.00%         20.00%
Real Estate Securities Fund.............................        4.25%          4.75%         5.20%          5.60%
Emerging Markets Fund...................................        0.75%          2.25%         3.20%          3.60%

      The following chart illustrates how Frank Russell Investment Management Company ("FRIMCo"), the Funds investment adviser, expects the target asset allocation for the Funds to change over time. The actual asset allocations may differ from this chart but are not expected to vary by more than 10%. The Funds' investments in the Underlying Funds may be affected by a variety of factors. For example, an Underlying Fund may stop accepting or limit additional investments, forcing the Funds to invest in a different Underlying Fund.

                                  INSERT GRAPH

      Currently, FRIMCo intends to manage each Fund according to its target asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, FRIMCo may modify the target asset allocation for any Fund and modify the selection of the Underlying Funds for any Fund from time to time. From time to time, each Fund may adjust its investments within set limits based on FRIMCo's outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, each Fund may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue the Fund's investment objective. However, each Fund expects that amounts it allocates to each Underlying Fund will generally vary only within 10% of the ranges specified in the table above.

      Once a Fund's asset allocation is similar to that of FRIC's Conservative Strategy Fund (20% allocation to stock funds and 80% allocation to fixed income funds), the Fund's Board of Trustees may approve combining the Fund with the Conservative Strategy Fund. The Conservative Strategy Fund is also a fund of funds that invests in the same Underlying Funds as the Funds. The Conservative Strategy Fund's allocation of approximately 20% of its assets to stock funds and 80% of its assets to fixed income funds is expected to remain stable over time. The Board may grant approval of the combination if it determines the combination to be in the best interest of Fund shareholders. Once such a combination occurs, shareholders of the Fund will own shares of the Conservative Strategy Fund. Shareholders of the Fund will be notified prior to such a combination. These combinations are expected to occur within approximately 20 years after the year indicated in a Fund's name.

                                 CHOOSING A FUND

      The Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The Funds that are farthest from their stated target year invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. Generally, the potential for higher returns over time is accompanied by a higher risk of a decline in the value of your investment. The Funds that are closer to their stated target year invest a greater portion of their assets in Underlying Funds that invest in fixed income securities, which typically offer reduced risk and price volatility, and, accordingly, lower expected returns than the Funds that are farther from their stated target year. After the target year, each Fund will continue towards a more conservative allocation until about 20 years after its target year when the Fund will have and thereafter maintain a 20% allocation to stock funds.

      When selecting a Fund, consider your estimated retirement date. It is expected that you will choose a Fund whose stated target year is closest to your retirement date. Choosing a Fund targeting an earlier target year represents a more conservative choice; choosing a Fund with a later target year represents a more aggressive choice. It is important to note that the target year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.

      Asset allocation - dividing your investment among stocks and fixed income securities - is one of the most critical decisions you can make as an investor. It is also important to recognize that the asset allocation strategy you use today may not be appropriate as you move closer to retirement. The Funds are designed to provide you with a single Fund whose asset allocation changes over time as your investment horizon changes.

      You should also realize that the Funds are not a complete solution to your retirement needs. You must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income you may have.

                                 DIVERSIFICATION

      Each Fund is a "nondiversified" investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds). Each of the Underlying Funds in which the Funds invest is a diversified investment company.

                             SUMMARY PRINCIPAL RISKS

You should consider the following factors before investing in a Fund:

      - Each Fund has a different level of risk. The Funds that are farther from their stated target year will tend to be more risky than the Funds that are closer to their stated target year.

      - An investment in a Fund, like any investment, has risks. The value of each Fund fluctuates, and you could lose money.

      - Neither the Funds nor FRIMCo can offer any assurance that the recommended asset allocation of a Fund will either maximize returns or minimize risks. Nor can the Funds or FRIMCo offer assurance that a recommended asset allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

      - The asset allocation of each fund is based solely on time horizon. An investor may need to take into account other factors in determining the appropriateness of an investment in the Funds.

      - Since the assets of each Fund are invested primarily in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds' investment strategies.

      - The policy of each Fund is to allocate its assets among the Underlying Funds within certain ranges. Therefore, each Fund may have less flexibility to invest than a mutual fund without such constraints.

      - A Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include the risks associated with a multi-manager approach to investing, as well as those associated with investing in equity securities, fixed income securities and international securities. For further detail on the risks summarized here, please refer to the section "Principal Risks."

      - The Funds' exposure, through the Underlying Funds, to international investments subjects the Funds to risks posed by political or economic conditions and regulatory requirements of a particular country which may be less stable or mature than in the US.

      - An investment in any Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      - The officers and Trustees of the Funds presently serve as officers and Trustees of the Underlying Funds. FRIMCo presently serves as investment manager of the Funds and Underlying Funds. Therefore, conflicts may arise as those persons and FRIMCo fulfill their fiduciary responsibilities to the Funds and to the Underlying Funds.

                                   PERFORMANCE

      Because the Funds are new, performance history and average annual returns for these Funds are not included in this Prospectus. Performance history and average annual returns for all Funds will be available after each Fund has been in operation for one calendar year.

                                FEES AND EXPENSES

      The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       MAXIMUM SALES
                                      MAXIMUM SALES    CHARGE (LOAD)      MAXIMUM
                                      CHARGE (LOAD)     IMPOSED ON       DEFERRED
                                       IMPOSED ON      REINVESTED      SALES CHARGE   REDEMPTION    EXCHANGE
                                        PURCHASES       DIVIDENDS         (LOAD)         FEES        FEES
                                        ---------       ---------         ------         ----        ----
All Funds, All Classes...............     None             None            None          None        None

                        ANNUAL FUND OPERATING EXPENSES##
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                (% OF NET ASSETS)

                                                                    OTHER       TOTAL
                                                                  EXPENSES     GROSS
                                                                 REFLECTING    ANNUAL                        TOTAL NET
                                                  DISTRIBUTION   SHAREHOLDER     FUND        FEE WAIVERS     ANNUAL FUND
                                       ADVISORY      (12b-1)     (SERVICING   OPERATING      AND EXPENSE      OPERATING
                                         FEE         FEES***        FEES)      EXPENSES    REIMBURSEMENTS#    EXPENSES*
                                         ---         -------        -----      --------    ---------------    ---------
CLASS D SHARES**
   2010 Strategy Fund.................   0.20%       0.25%          0.25%       0.70%          (0.20)%          0.50%
   2020 Strategy Fund.................   0.20%       0.25%          0.25%       0.70%          (0.20)%          0.50%
   2030 Strategy Fund.................   0.20%       0.25%          0.25%       0.70%          (0.20)%          0.50%
   2040 Strategy Fund.................   0.20%       0.25%          0.25%       0.70%          (0.20)%          0.50%

CLASS E SHARES**
   2010 Strategy Fund.................   0.20%       0.00%          0.25%       0.45%          (0.20)%          0.25%
   2020 Strategy Fund.................   0.20%       0.00%          0.25%       0.45%          (0.20)%          0.25%
   2030 Strategy Fund.................   0.20%       0.00%          0.25%       0.45%          (0.20)%          0.25%
   2040 Strategy Fund.................   0.20%       0.00%          0.25%       0.45%          (0.20)%          0.25%

CLASS S SHARES
   2010 Strategy Fund.................   0.20%       0.00%          0.00%       0.20%          (0.20)%          0.00%
   2020 Strategy Fund.................   0.20%       0.00%          0.00%       0.20%          (0.20)%          0.00%
   2030 Strategy Fund.................   0.20%       0.00%          0.00%       0.20%          (0.20)%          0.00%
   2040 Strategy Fund.................   0.20%       0.00%          0.00%       0.20%          (0.20)%          0.00%

* The Fund expenses shown in this table do not include the pro-rata expenses of the Underlying Funds, which are shown in the next two tables.

** "Other Expenses" include a shareholder servicing fee of 0.25% of average daily net assets of this class of Shares.

*** Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class D Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class D Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

# FRIMCo has contractually agreed to waive, at least through February 28, 2006, its 0.20% advisory fee for each Fund. Certain Fund operating expenses will be paid by the Underlying Funds and/or FRIMCo, as more fully described below.

## If you purchase Shares through a Financial Intermediary, such as a bank or an investment advisor, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

DIRECT EXPENSES

      Direct operating expenses include those arising from accounting, administrative, custody, auditing, legal and transfer agent services. The foregoing direct operating expenses are borne either by the Underlying Funds in which a Fund invests pursuant to Special Servicing Agreements between each affected Fund, Underlying Fund and FRIMCo or by FRIMCo pursuant to a Letter Agreement. The Special Servicing Agreements are entered into on a yearly basis and must be re-approved annually by FRIC's Board of Trustees. The Letter Agreement currently extends through February 28, 2006 and may be renewed thereafter. If these arrangements are discontinued, Fund expenses may increase.

      Direct operating expenses also include expenses attributable to advisory fees (which are currently waived by FRIMCo through February 28, 2006), any Rule 12b-1 distribution fee, any shareholder services fees, or any nonrecurring extraordinary expenses, which will be borne by each Fund or its appropriate Classes of Shares.

INDIRECT EXPENSES

      Shareholders in a Fund bear indirectly the proportionate expenses of the Underlying Funds in which the Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the Funds may invest.

      As explained at the beginning of this Prospectus, each Fund intends to invest in some, but not all, of the Underlying Funds.

                                                             TOTAL NET
                                                             OPERATING
                                                              EXPENSE
             UNDERLYING FUND (CLASS S SHARES)                 RATIOS*
             --------------------------------                 -------
Diversified Equity Fund....................................    1.03%
Special Growth Fund........................................    1.33%
Quantitative Equity Fund...................................    1.01%
International Securities Fund..............................    1.35%
Diversified Bond Fund......................................    0.67%
Short Duration Bond Fund...................................    0.70%
Multistrategy Bond Fund....................................    0.91%
Real Estate Securities Fund................................    1.16%
Emerging Markets Fund......................................    2.04%

* Expenses have been restated to reflect estimated expenses expected to be incurred during the fiscal year ending October 31, 2004.

      Based on these expense ratios, the total direct and indirect operating expense ratios of each Fund (calculated as a percentage of average net assets) are expected to be as follows:

                                           CLASS D      CLASS E       CLASS S
                                           -------      -------       -------
2010 Strategy Fund......................    1.41%        1.16%         0.91%
2020 Strategy Fund......................    1.49%        1.24%         0.99%
2030 Strategy Fund......................    1.55%        1.30%         1.05%
2040 Strategy Fund......................    1.59%        1.34%         1.09%

      Each Fund's total expense ratio is based on its total direct operating expense ratio plus a weighted average of the expense ratios of the Underlying Funds in which it invests. These total expense ratios may be higher or lower depending on the allocation of a Fund's assets among the Underlying Funds, the actual expenses of the Underlying Funds and the actual expenses of a Fund.

Example

      This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses, which include the indirect expenses of the Underlying Funds, remain the same. The calculation of costs for each period takes into account the expected asset allocation shift of each Fund over time. The calculation of costs for the one year period takes into account the effect of any current fee waivers contractually agreed to by FRIMCo through February 28, 2006. The calculation of costs for the three, five and ten year periods takes such waivers into account only for the first year of the periods.

      Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                           1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                           ------    -------    -------   --------
CLASS D SHARES:
   2010 Strategy Fund...................    $144       $486       $849    $1,863
   2020 Strategy Fund...................     152        511        887     1,940
   2030 Strategy Fund...................     158        530        926     2,021
   2040 Strategy Fund...................     161        542        946     2,067

CLASS E SHARES:
   2010 Strategy Fund...................    $118       $409       $717    $1,586
   2020 Strategy Fund...................     126        434        759     1,664
   2030 Strategy Fund...................     132        454        796     1,748
   2040 Strategy Fund...................     136        465        815     1,795

CLASS S SHARES:
   2010 Strategy Fund...................    $ 93       $331       $584    $ 1301
   2020 Strategy Fund...................     101        356        627      1382
   2030 Strategy Fund...................     107        375        663     1,467
   2040 Strategy Fund...................     111        387        683     1,515

                            THE PURPOSE OF THE FUNDS
                   MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

      The Frank Russell Investment Company ("FRIC") funds ("FRIC Funds") are offered through certain bank trust departments, registered investment advisors, broker-dealers and other financial services organizations that have been selected by the Funds' advisor or distributor ("Financial Intermediaries"). Each Fund offers investors the opportunity to invest in a diversified mutual fund investment allocation program and is designed to provide a means for investors to use Frank Russell Investment Management Company's ("FRIMCo") and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

      Three functions form the core of Russell's consulting services:

      - Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

      - Asset Allocation: Allocating a client's assets among different asset classes, such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate, in a way most likely to achieve the client's objectives and desired returns.

      - Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

      When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns. While this process forms the basis of the FRIC Funds' investment philosophy, it is extrinsic to the FRIC Funds and cannot be replicated by investing in only a single FRIC Fund.

      The FRIC Funds believe investors should seek to hold fully diversified portfolios that reflect both their own investment time horizons and their ability to accept risk. The FRIC Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more FRIC Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

      Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

      Studies have shown that no single investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

      The FRIC Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. Most FRIC Funds combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

      By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

      Each Fund has a greater potential than most mutual funds for diversification among investment styles and money managers since it invests in shares of several Underlying Funds. Each Fund was created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program suited to meet the investor's individual needs. FRIMCo has long stressed the value of diversification in an investment program, and has offered its advisory expertise in assisting investors on how to design their individual investment program.

                MANAGEMENT OF THE FUNDS AND THE UNDERLYING FUNDS

      The Funds' and Underlying Funds' investment advisor is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and, as of June 30, 2004, managed over $21.2 billion in 35 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.

      Russell, which acts as consultant to the Funds and Underlying Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides FRIMCo and the FRIC Funds with the asset management consulting services that it provides to its other consulting clients. The Funds and Underlying Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

      Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the US in Fortune's corporate reputation survey published in 2003.

      Each Fund and Underlying Fund conducts its business through a number of service providers who act on their behalf. FRIMCo, the Funds' and Underlying Funds' administrator and investment advisor, performs the Funds' and Underlying Funds' day to day corporate management and also evaluates and oversees the Underlying Funds' money managers as more fully described below. Each of the Underlying Fund's money managers makes investment decisions for the portion of the Underlying Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

         FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and Underlying Funds. FRIMCo develops the investment programs for each Fund and Underlying Fund, selects, subject to approval of the Underlying Funds' Board, money managers for the Underlying Funds, allocates Underlying Fund assets among the money managers, oversees the money managers and evaluates their results. All assets of the Funds are allocated to Underlying Funds. The Underlying Funds' money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them and either FRIMCo or the money manager may arrange for execution of portfolio transactions for the Underlying Funds. FRIMCo also exercises investment discretion over the portion of each Underlying Fund's assets not allocated to the money managers. FRIMCo selects the individual portfolio securities for that portion of each Underlying Fund's assets and for each Underlying Fund's cash reserves. FRIMCo may also directly manage portions of an Underlying Fund during periods of transitions from one money manager to another.

     FRIMCo's officers and employees who manage the Underlying Funds and oversee the money managers of the Underlying Funds are:

      - Ernest Ankrim, Ph.D., Chief Investment Strategist since January 2003. Dr. Ankrim was Director, Portfolio Strategy from January 2001 to December 2002. From 1995 to January, 2001, Dr. Ankrim was Director of Portfolio Research.

      - Randal C. Burge, Managing Director, Investments since January 2003. Mr. Burge was Director, Portfolio Management from December 2001 to December 2002. From 1999 to 2001, Mr. Burge was Director of Global Fixed Income. From 1995 to 1999, Mr. Burge was a Portfolio Manager.

      - David L. Brunette, Portfolio Manager since February 2004. From 1987 to 2004, Mr. Brunette was a Senior Research Analyst.

      - Jean Carter, Managing Director, Strategic Investment Resources since January 2003. Ms. Carter was Director, North American IMG from December 2001 to December 2002. From 1999 to 2001, Ms. Carter was Director of Global Fixed Income. From 1994 to 1999, Ms. Carter was a Portfolio Manager.

      - James Duberly, Director, Global Fixed Income since 2002. From 1998 to 2002, Mr. Duberly was a Portfolio Manager with Frank Russell Company Limited, an affiliate of FRIMCo.

      - Ron Dugan, Director, Global Equity since February 2004. From 2000 to 2004, Mr. Dugan was a Portfolio Manager. From 1993 to 2000, Mr. Dugan was employed by the Baptist Foundation of Texas where he held the positions of Senior Investment Analyst from 1993 to 1998, Investment Officer from 1998 to 1999 and Chief Investment Officer from 1999 to 2000.

      - Ann Duncan, Portfolio Manager since January 1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst.

      - Mark J. Eibel, Head of U.S. Equity Manager Research since January 2003. From 1995 to 2003, Mr. Eibel was a Senior Research Analyst.

      - Bruce A. Eidelson, Portfolio Manager since November 1999. Mr. Eidelson was employed by Institutional Property Consultants where he held the positions of Managing Director from 1998 to 1999 and Senior Vice President from 1994 to 1998.

      - Robert E. Hall, Portfolio Manager since April 2003. From 1995 to 2002, Mr. Hall was a Senior Research Analyst with Frank Russell Company Limited, an affiliate of FRIMCo.

      - Thomas F. Hanly, Chief Investment Officer since January 2004. From 1999 to 2003, Mr. Hanly was Chief Financial Officer of Russell. From 1997 to 1999, Mr. Hanly served as a Director of Frank Russell Capital.

      -     Dave Hintz, U.S. Equity Manager Research Analyst since June 1995.

      - Jeffrey T. Hussey, Head of US Fixed Income since March 2003. From 2001 to 2003, Mr. Hussey was a Portfolio Manager. From 1996 to 2001, Mr. Hussey was a Senior Research Analyst.

      - James M. Imhof, Director of Portfolio Trading, manages the FRIC Funds' cash reserves and arranges brokerage execution of certain money manager portfolio decisions on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

      - Dennis Jensen, Portfolio Manager since February 2004. From 1998 to 2004 Mr. Jensen was a Research Analyst.

      - Jill F. Johnson, Senior Investment Officer since March, 2000. From 1995 to 2000, Ms. Johnson was the Principal of JF Johnson Consulting in Seattle and Los Angeles.

      -     James A. Jornlin, Portfolio Manager since July 1996.

      - Noel Lamb, Director and North American Chief Investment Officer since January 2003. From 1997 to 2002, Mr. Lamb was Director of Portfolio Management of Frank Russell Company Limited, an affiliate of FRIMCo.

      - Randall P. Lert, Chief Portfolio Strategist since January 2004. From 1989 to 2003, Mr. Lert was Chief Investment Officer.

      - Tom Monroe, Portfolio Manager since February 2004. Mr. Monroe was Director, Investment Technology from 2002 to 2004 for Russell. From 1999 to 2002 Mr. Monroe was Director, North America and Australasia. From 1993 to 1999 he was Director of Equity Research.

      - Erik W. Ogard, Portfolio Manager since March 2000. Mr. Ogard was a Research Analyst from 1995 to 1997 and a Senior Research Analyst from 1997 to 2000.

      - Michael R. Ruff, Portfolio Manager since November 2002. From 2000 to 2002, Mr. Ruff was a Research Analyst. From 1998 to 2000, Mr. Ruff was a Senior Technical Analyst.

      - Stephen W. Skatrud, Portfolio Manager since December, 2001. From 1999 to December, 2001, Mr. Skatrud was a Senior Research Analyst. From 1995 to 1999, Mr. Skatrud was Director of Benefits Finance and Investment for Harnischfeger Industries, Inc.

      - Brian C. Tipple, Director of US Equity since June 2004. From 2000 to 2004, Mr. Tipple was employed by Sirach Capital Management where he held the positions of Chairman and Chief Executive Officer from 2002 to 2004, Director of Equity Portfolio Management and Research from 2001 to 2002, and Director, Equity Research from 2000 to 2001. From 1999 to 2000, Mr. Tipple was a Portfolio Manager of FRIMCo.

      -     Dennis J. Trittin, who has been a Portfolio Manager since January
            1996.

      The following lists the officers and employees who have primary responsibility for the management of the FRIC Funds:

      - Jeffrey Hussey and Michael Ruff have primary responsibility for the management of the Diversified Bond, Fixed Income I, Fixed Income III and Multistrategy Bond Funds.

      - Michael Ruff and Jeff Hussey have primary responsibility for the management of the Short Duration Bond and Tax Exempt Bond Funds.

      - Dennis Trittin and Dave Hintz have primary responsibility for the management of the Equity I and Diversified Equity Funds.

      - Erik Ogard and Mark Eibel have primary responsibility for the management of the Equity II and Special Growth Funds.

      - Steve Skatrud and Mark Eibel have primary responsibility for the management of the Select Growth Fund.

      - Tom Monroe and Dave Hintz have primary responsibility for the management of the Equity Q and Quantitative Equity Funds.

      - Dennis Jensen and Tom Monroe have primary responsibility for the management of the Select Value Fund.

      - Steve Skatrud and Tom Monroe have primary responsibility for the management of the Tax-Managed Large Cap Fund.

      - Steve Skatrud and Erik Ogard have primary responsibility for the management of the Tax-Managed Mid & Small Cap Fund.

      - Robert Hall and James Jornlin have primary responsibility for the management of the Emerging Markets Fund.

      - James Jornlin and Ann Duncan have primary responsibility for the management of the International and International Securities Funds.

      - Bruce Eidelson and David Brunette have primary responsibility for the management of the Real Estate Securities Fund.

      - Steve Skatrud and Mark Eibel have primary responsibility for the management of the Tax-Managed Global Equity Fund.

      - Jill Johnson and Michael Ruff have primary responsibility for the management of the Aggressive Strategy, Balanced Strategy, Moderate Strategy and Conservative Strategy Funds.

      - Jill Johnson and Mark Eibel have primary responsibility for the management of the Equity Aggressive Strategy Fund.

      - Jill Johnson and Tom Monroe have primary responsibility for the management of the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds.

      Because the Funds are new, in the last fiscal year, the Funds did not pay FRIMCo any advisory Fees. The Funds will pay indirectly a proportionate share of operating expenses of the Underlying Funds, including the advisory and administrative fees paid by the Underlying Funds in which the Funds invest.

      In the last fiscal year, the aggregate annual rate of the advisory and administrative fees paid to FRIMCo monthly on a pro rata basis as a percentage of average daily net assets of each Underlying Fund was: Diversified Equity Fund 0.78%, Special Growth Fund 0.95%, Quantitative Equity Fund 0.78%, International Securities Fund 0.95%, Diversified Bond Fund 0.45%, Short Duration Bond Fund 0.34%, Multistrategy Bond Fund 0.65%, Real Estate Securities Fund 0.85% and Emerging Markets Fund 1.20%. Of this aggregate amount per Underlying Fund, 0.05% is attributable to administrative services.

                   THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

      Each Underlying Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Underlying Funds' advisor, may change the allocation of an Underlying Fund's assets among money managers at any time. The Underlying Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits an Underlying Fund to engage or terminate a money manager at any time, subject to the approval by the Underlying Funds' Board of Trustees (Board), without a shareholder vote. An Underlying Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Underlying Fund selects money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

      Each money manager has complete discretion to select portfolio securities for its segment of an Underlying Fund. At the same time, however, each money manager must operate within each Underlying Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Underlying Funds' officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of a money manager's individual security selections.

                       INVESTMENT OBJECTIVE AND PRINCIPAL
                  INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

      The objective and principal strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and the Statement of Additional Information of the Underlying Funds. Because each Fund invests in the Underlying Funds, investors in each Fund will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each Fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus for an Underlying Fund, contact FRIC at 800/787-7354 (in Washington, 253/627-7001).

      Each of the following Underlying Funds has a non-fundamental investment objective. This means that each Underlying Fund's investment objective may be changed by the Board of Trustees of an Underlying Fund without shareholder approval.

DIVERSIFIED EQUITY FUND

      NON-FUNDAMENTAL         Seeks to provide long term capital growth.
      INVESTMENT OBJECTIVE

      PRINCIPAL               The Diversified Equity Fund invests primarily in
      INVESTMENT STRATEGIES   common stocks of medium and large capitalization
                              companies, most of which are US based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1000 companies in the US. On May 31, 2004, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $520 billion to $1.6 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution.

                              The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

                              The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

                                   -    Growth Style emphasizes investments in
                                        equity securities of companies with
                                        above-average earnings growth prospects.

                                   -    Value Style emphasizes investments in
                                        equity securities of companies that
                                        appear o to be undervalued relative to
                                        their corporate worth, based on
                                        earnings, book or asset value, revenues
                                        or cash flow.

                                   -    Market-Oriented Style emphasizes
                                        investments in companies that appear to
                                        be undervalued relative to their growth
                                        prospects. Managers select securities
                                        from the broad equity market rather than focusing on the growth or value segments of the market.

                              Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and a Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

                              When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and substyle and its performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                              The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain FRIC money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                              The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                              From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

SPECIAL GROWTH FUND

      NON-FUNDAMENTAL         Seeks to provide long-term capital growth.
      INVESTMENT OBJECTIVE

      PRINCIPAL               The Special Growth Fund invests primarily in
      INVESTMENT STRATEGIES   common stocks of small and medium capitalization
                              companies, most of which are US based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines medium and small capitalization stocks as stocks of all but the largest 500 companies in the US. On May
                              31, 2004, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $4 billion to $178 million. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index.

                              The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

                              The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

                                   -    Growth Style emphasizes investments in
                                        equity securities of companies with
                                        above-average earnings growth prospects.

                                   -    Value Style emphasizes investments in
                                        equity securities of companies that o
                                        appear to be undervalued relative to
                                        their corporate worth, based on
                                        earnings, book or asset value, revenues
                                        or cash flow.

                                   -    Market-Oriented Style emphasizes
                                        investments in companies that appear to
                                        be undervalued relative to their growth
                                        prospects. Managers select securities
                                        from the broad equity market rather than focusing on the growth or value segments of the market.

                              When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                              The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain FRIC money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                              A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                              The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                              From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

QUANTITATIVE EQUITY FUND

      NON-FUNDAMENTAL         Seeks to provide long term capital growth.
      INVESTMENT OBJECTIVE

      PRINCIPAL               The Quantitative Equity Fund invests primarily in
      INVESTMENT STRATEGIES   common stocks of medium and large capitalization
                              companies which are predominantly US based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1000 companies in the US. On
                              May 31, 2004, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $520 billion to $1.6 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution.

                              The Fund generally pursues a market-oriented style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad section of companies and industries. Security selection is based on quantitative investment models which are mathematical formulas based on statistical analyses. This style emphasizes investments in companies that appear to be undervalued relative to their growth prospects and may include both growth and value securities.

                              The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

                              The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another.

                              When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                              Each of the Fund's money managers use quantitative models to rank securities based upon their expected ability to outperform the total return of the Russell 1000(R) Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). Once a money manager has ranked the securities, it then selects the securities most likely to outperform and constructs, for its segment of the Fund, a portfolio that has risks similar to the Russell 1000(R) Index. Each money manager performs this process independently from each other money manager.

                              The Fund's money managers typically use a variety of quantitative models, ranking securities within each model and on a composite basis using proprietary weighting formulas. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models and price momentum models.

                              The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain FRIC money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                              The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                              From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

INTERNATIONAL SECURITIES FUND

      NON-FUNDAMENTAL         Seeks to provide long term capital growth.
      INVESTMENT OBJECTIVE

      PRINCIPAL INVESTMENT    The International Securities Fund invests
      STRATEGIES              primarily in equity securities issued by companies
                              domiciled outside the US and in depositary receipts which represent ownership of securities of non-US companies. The Fund's investments span most of the developed nations of the world
                              (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies.

                              The Fund may also invest up to approximately 5% of its net assets in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries.

                              The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to "lock in" the US dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

                              The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

                                   -    Growth Style emphasizes investments in
                                        equity securities of companies with
                                        above-average earnings growth prospects.

                                   -    Value Style emphasizes investments in
                                        equity securities of companies that
                                        appear to be undervalued relative to
                                        their corporate worth, based on
                                        earnings, book or asset value, revenues
                                        or cash flow.

                                   -    Market-Oriented Style emphasizes
                                        investments in companies that appear to
                                        be undervalued relative to their growth
                                        prospects. Managers select securities
                                        from the broad equity market rather than focusing on the growth or value segments of the market. A variation of this style maintains investments that replicate country and sector weightings of a broad international market index.

                              When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                              The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain FRIC money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                              A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                              The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                              From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

DIVERSIFIED BOND FUND

      NON-FUNDAMENTAL         Seeks to provide current income and the
      INVESTMENT OBJECTIVE    preservation of capital.

      PRINCIPAL INVESTMENT    The Diversified Bond Fund invests primarily in
      STRATEGIES              investment grade bonds. Bonds are also called
                              fixed-income securities. Bonds are securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time, the Fund may invest in municipal debt obligations. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

                              The duration of the Fund's portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.44 years as of December 31, 2003, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price's sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

                              The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers also identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

                              The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                              The Fund may enter into interest rate futures contracts, options on such futures contracts and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes. Additionally, the Fund may invest its liquidity reserves in one or more Frank Russell Investment Company money market funds.

                              The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain FRIC money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                              The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                              From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

SHORT DURATION BOND FUND (FORMERLY SHORT TERM BOND FUND)

      NON-FUNDAMENTAL         Seeks to provide current income and preservation
      INVESTMENT OBJECTIVE    of capital with a focus on short duration
                              securities.

      PRINCIPAL INVESTMENT    The Short Duration Bond Fund invests primarily in
      STRATEGIES              bonds. Bonds are also called fixed-income
                              securities. Bonds are securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time, the Fund may invest in municipal debt obligations. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

                              The Fund defines short duration as a duration typically ranging from 0.5 to 3.0 years. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price's sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

                              The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality. These securities are commonly referred to as "junk bonds."

                              The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

                              The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                              The Fund may enter into interest rate futures contracts, options on such futures contracts and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes. Additionally, the Fund may invest its liquidity reserves in one or more Frank Russell Investment Company money market funds.

                              The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain FRIC money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                              The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                              From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

MULTISTRATEGY BOND FUND

      NON-FUNDAMENTAL         Seeks to provide current income and capital
      INVESTMENT OBJECTIVE    appreciation.
      UNTIL 12/01/04

      NON-FUNDAMENTAL         Seeks to provide current income, and as a
      INVESTMENT OBJECTIVE    secondary objective, capital appreciation.
      EFFECTIVE 12/01/04

      PRINCIPAL INVESTMENT    The Multistrategy Bond Fund invests primarily in
      STRATEGIES              bonds. Bonds are also called fixed-income
                              securities. Bonds are securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time, the Fund may invest in municipal debt obligations. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

                              The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality. These securities are commonly referred to as "junk bonds." Junk bonds, and to a lesser extent other types of bonds, may sell at a discount and thereby provide opportunities for capital appreciation.

                              The duration of the Fund's portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.44 years as of December 31, 2003, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price's sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

                              The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers also identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

                              The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                              The Fund may enter into interest rate futures contracts, options on such futures contracts and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes. Additionally, the Fund may invest its liquidity reserves in one or more Frank Russell Investment Company money market funds.

                              The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain FRIC money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                              The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                              From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

REAL ESTATE SECURITIES FUND

      NON-FUNDAMENTAL         Seeks to provide current income and long term
      INVESTMENT OBJECTIVE    capital growth.

      PRINCIPAL INVESTMENT    The Real Estate Securities Fund seeks to achieve
      STRATEGIES              its objective by concentrating its investments in
                              equity securities of real estate companies whose value is derived from ownership, development and management of underlying real estate properties
                              ("real estate securities"). The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in real estate securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

                              The Fund invests primarily in securities of companies, known as real estate investment trusts (REITs), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund invests in companies which are predominantly US based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

                              The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another.

                              When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and its performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                              The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain FRIC money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                              A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                              The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                              From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

EMERGING MARKETS FUND

      NON-FUNDAMENTAL         Seeks to provide long term capital growth.
      INVESTMENT OBJECTIVE

      PRINCIPAL INVESTMENT    The Emerging Markets Fund will primarily invest in
      STRATEGIES              equity securities of companies that are located in
                              countries with emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as "Emerging Market Companies." For purposes of the
                              Fund's operations, an "emerging market country" is a country having an economy and market that the World Bank or the United Nations considers to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in Emerging Market Companies. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

                              The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least ten different emerging market countries.

                              The Fund invests in common stocks, and to a limited extent in preferred stocks, of Emerging Market Companies and in depositary receipts which represent ownership of securities of non-US companies. The Fund may also invest in rights, warrants and convertible fixed-income securities. The Fund's securities are denominated primarily in foreign currencies and may be held outside the US.

                              Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when it believes it is appropriate to do so, the Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries but which may involve a further layering of expenses.

                              The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another.

                              When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include country weightings, capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                              The Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time. This kind of agreement is known as a "forward commitment" or as a "when-issued" transaction.

                              The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain FRIC money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

                              A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                              The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.

                              From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

                                      RISKS

      An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates and you could lose money. The following table describes principal types of risks that each Fund is subject to, based on the investments made by the Underlying Funds, and lists next to each description the Funds and Underlying Funds most likely to be affected by the risk. Other Funds and Underlying Funds that are not listed may be subject to one or more of the risks, but not in a way that is expected to principally affect the performance of such Funds and Underlying Funds as a whole. Please refer to the Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Underlying Funds and the investment practices employed by the individual Underlying Funds.

 RISK ASSOCIATED WITH                       DESCRIPTION                             RELEVANT FUND
 --------------------                       -----------                             -------------
MULTI-MANAGER APPROACH    The investment styles employed by a Fund's            All Funds
                          money managers may not be complementary. The
                          interplay of the various strategies employed          (All Underlying Funds)
                          by a Fund's multiple money managers may result
                          in a Fund holding a concentration of certain
                          types of securities. This concentration may be
                          beneficial or detrimental to a Fund's
                          performance depending upon the performance of
                          those securities and the overall economic
                          environment. The multi-manager approach could
                          result in a high level of portfolio turnover,
                          resulting in higher Fund brokerage expenses
                          and increased tax liability from a Fund's
                          realization of capital gains.

MODEL RISK                Neither the Funds nor FRIMCo can offer any            All Funds
                          assurance that the recommended allocation will
                          either maximize returns or minimize risks.            (All Underlying Funds)
                          Nor can the Funds or FRIMCo offer assurance
                          that a recommended allocation will be the
                          appropriate allocation in all circumstances
                          for every investor with a particular time
                          horizon.

EQUITY SECURITIES         The value of equity securities will rise and          All Funds
                          fall in response to the activities of the
                          company that issued the stock, general market         (Underlying Funds:
                          conditions and/or economic conditions.  If an         Diversified Equity
                          issuer is liquidated or declares bankruptcy,          Special Growth
                          the claims of owners of bonds will take               Quantitative Equity
                          precedence over the claims of owners of equity        International Securities
                          securities.                                           Real Estate Securities
                                                                                Emerging Markets)

   -  Value Stocks        Investments in value stocks are subject to            All Funds
                          risks that (i) their intrinsic values may
                          never be realized by the market or (ii) such          (Underlying Funds:
                          stock may turn out not to have been                   Diversified Equity
                          undervalued.                                          Special Growth
                                                                                International Securities)

 RISK ASSOCIATED WITH                       DESCRIPTION                              RELEVANT FUND
 --------------------                       -----------                              -------------
   -  Growth Stocks       Growth company stocks may provide minimal             All Funds
                          dividends which could otherwise cushion stock
                          prices in a market decline. The value of growth       (Underlying Funds:
                          company stocks may rise and fall significantly        Diversified Equity
                          based, in part, on investors' perceptions of the      Special Growth
                          company, rather than on fundamental analysis of       International Securities)
                          the stocks.

   -  Market-Oriented     Market-oriented investments are generally             All Funds
      Investments         subject to the risks associated with growth and
                          value stocks.                                         (Underlying Funds:
                                                                                Diversified Equity
                                                                                Special Growth
                                                                                Quantitative Equity
                                                                                International Securities)

   -  Securities of Small Investments in smaller companies may involve          All Funds
      Capitalization      greater risks because these companies generally
      Companies           have a limited track record. Smaller companies        (Underlying Fund:
                          often have narrower markets and more limited          Special Growth)
                          managerial and financial resources than larger,
                          more established companies. As a result, their
                          performance can be more volatile, which may
                          increase the volatility of a Fund's portfolio.

   -  Preferred Stocks    Investments in preferred stocks are subject to        Equity Aggressive Strategy
                          the risks of equity securities, as well as the        Aggressive Strategy
                          risk that interest rates will rise and make the       Balanced Strategy
                          fixed dividend feature, if any, less appealing
                          to investors.  Preferred stock does not usually       (Underlying Funds:
                          have voting rights.                                   Emerging Markets
                                                                                International Securities)

FIXED-INCOME SECURITIES   Prices of fixed-income securities rise and fall       All Funds
                          in response to interest rate changes. Generally,
                          when interest rates rise, prices of fixed-income      (Underlying Funds:
                          securities fall. The longer the duration of the       Diversified Bond
                          security, the more sensitive the security is to       Multistrategy Bond
                          this risk. A 1% increase in interest rates would      Short Duration Bond)
                          reduce the value of a $100 note by approximately
                          one dollar if it had a one-year duration. There
                          is also a risk that fixed income securities will
                          be downgraded in credit rating or go into
                          default. Lower-rated bonds, and bonds with
                          larger final maturities, generally have higher
                          credit risks.

   -  Non-Investment      Although lower rated debt securities generally        All Funds
      Grade Fixed-Income  offer a higher yield than higher rated debt
      Securities          securities, they involve higher risks, higher         (Underlying Funds:
      ("Junk Bonds")      volatility and higher risk of default than            Multistrategy Bond
                          investment grade bonds. They are especially           Short Duration Bond)
                          subject to:

                            -  Adverse changes in general economic
                               conditions and in the industries in which their issuers are engaged,

                            - Changes in the financial condition of their issuers and

                            - Price fluctuations in response to changes in interest rates.

                          As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default which could result in a loss to a Fund.

INTERNATIONAL SECURITIES  A Fund's return and net asset value may be            All Funds
                          significantly affected by political or economic
                          conditions and regulatory requirements in a           (Underlying Funds:
                          particular country. Non-US markets, economies         Diversified Bond
                          and political systems may be less stable than US      International Securities
                          markets, and changes in exchange rates of             Multistrategy Bond
                          foreign currencies can affect the value of a          Emerging Markets
                          Fund's foreign assets. Non-US laws and                Short Duration Bond)
                          accounting standards typically are not as strict
                          as they are in the US and there may be less
                          public information available about foreign
                          companies. Non-US securities markets may be less
                          liquid and have fewer transactions than US
                          securities markets. Additionally, international
                          markets may experience delays and disruptions in
                          securities settlement procedures for a Fund's
                          portfolio securities.

   -  Non-US Debt         A Fund's non-US debt securities are typically         All Funds
      Securities          obligations of sovereign governments and
                          corporations. To the extent that a Fund invests       (Underlying Funds:
                          a significant portion of its assets in a              Diversified Bond
                          concentrated geographic area like Eastern Europe      Multistrategy Bond
                          or Asia, the Fund will generally have more            Short Duration Bond)
                          exposure to regional economic risks associated
                          with foreign investments.

   -  Emerging Market     Investments in emerging or developing markets         (Underlying Funds:
      Countries           involve exposure to economic structures that are      Emerging Markets
                          generally less diverse and mature, and to             International Securities)
                          political systems which have less stability than
                          those of more developed countries. These
                          securities are particularly subject to a risk of
                          default from political instability. Emerging
                          market securities are subject to currency
                          transfer restrictions and may experience delays
                          and disruptions in securities settlement
                          procedures for a Fund's portfolio securities.
                          The volatility of emerging markets can be
                          significantly higher than other equity asset
                          classes.


   -  Instruments of US   Non-US corporations and banks issuing dollar          All Funds
      and Foreign Banks   denominated instruments in the US are not
      and Branches and    necessarily subject to the same regulatory            (Underlying Funds:
      Foreign             requirements that apply to US corporations and        Diversified Bond
      Corporations,       banks, such as accounting, auditing and               Multistrategy Bond
      Including Yankee    recordkeeping standards, the public availability      Short Duration Bond)
      Bonds               of information and, for banks, reserve
                          requirements, loan limitations and examinations.
                          This adds to the analytical complexity of these
                          securities, and may

                          increase the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

 RISK ASSOCIATED WITH                         DESCRIPTION                           RELEVANT FUND
 --------------------                         -----------                           -------------
DERIVATIVES (E.G. FUTURES If a Fund incorrectly forecasts interest rates in       All Funds
CONTRACTS, OPTIONS ON     using derivatives, the Fund could lose money. Price
FUTURES, INTEREST RATE    movements of a futures contract, option or              (Underlying Funds:
SWAPS)                    structured note may not be identical to price           Diversified Bond
                          movements of portfolio securities or a securities       Multistrategy Bond
                          index resulting in the risk that, when a Fund buys a    Short Duration Bond)
                          futures contract or option as a hedge, the hedge
                          may not be completely effective. Furthermore,
                          regulatory requirements for the Funds to set aside
                          assets to meet their obligations with respect to
                          derivatives may result in a Fund being unable to
                          purchase or sell securities when it would otherwise
                          be favorable to do so, or in a Fund needing to sell
                          securities at a disadvantageous time. A Fund may
                          also be unable to close out its derivatives positions
                          when desired.

REAL ESTATE SECURITIES    Just as real estate values go up and down, the value    (Underlying Fund:
                          of the securities of companies involved in the          Real Estate Securities)
                          industry, and in which a Fund invests, also
                          fluctuates. A Fund that invests in real estate
                          securities is also subject to the risks associated
                          with direct ownership of real estate. Additional risks
                          include declines in the value of real estate, changes
                          in general and local economic conditions, increases
                          in property taxes and changes in tax laws and
                          interest rates. The value of securities of companies
                          that service the real estate industry may also be
                          affected by such risks.

   -  REITs               REITs may be affected by changes in the value of        (Underlying Fund:
                          the underlying properties owned by the REITs and        Real Estate Securities)
                          by the quality of tenants' credit. Moreover, the
                          underlying portfolios of REITs may not be
                          diversified, and therefore subject to the risk of
                          investing in a limited number of properties. REITs
                          are also dependent upon management skills and are
                          subject to heavy cash flow dependency, defaults by
                          tenants, self-liquidation and the possibility of
                          failing either to qualify for tax-free pass through of
                          income under federal tax laws or to maintain their
                          exemption from certain federal securities laws.

MUNICIPAL OBLIGATIONS     Municipal obligations are affected by economic,         All Funds
                          business or political developments. These securities
                          may be subject to provisions of litigation,             (Underlying Funds:
                          bankruptcy and other laws affecting the rights and      Diversified Bond
                          remedies of creditors, or may become subject to         Multistrategy Bond
                          future laws extending the time for payment of           Short Duration Bond)
                          principal and/or interest, or limiting the rights of
                          municipalities to levy taxes.

 RISK ASSOCIATED WITH                         DESCRIPTION                           RELEVANT FUND
 --------------------                         -----------                           -------------
REPURCHASE AGREEMENTS     Under a repurchase agreement, a bank or broker          All funds
                          sells securities to a Fund and agrees to
                          repurchase them at the Fund's cost plus                 (Underlying Funds:
                          interest. If the value of the securities                Diversified Bond
                          declines and the bank or broker defaults on its         Short Duration Bond
                          repurchase obligation, a Fund could incur a             Multistrategy Bond)
                          loss.

EXPOSING CASH RESERVES    By exposing its cash reserves to the                    All Funds
TO APPROPRIATE MARKETS    performance of appropriate markets by
                          purchasing equity securities (in the case of            (All Underlying Funds)
                          equity funds) or fixed income securities (in
                          the case of fixed income funds) and/or
                          derivatives, a Fund's performance tends to
                          correlate more closely to the performance of
                          that market as a whole. However, the market
                          performance of these instruments may not
                          correlate precisely to the performance of the
                          corresponding market. This approach increases a
                          Fund's performance if the particular market
                          rises and reduces a Fund's performance if the
                          particular market declines.

SECURITIES LENDING        If a borrower of a Fund's securities fails              All Funds
                          financially, the Fund's recovery of the loaned
                          securities may be delayed or the Fund may lose          (All Underlying Funds)
                          its rights to the collateral which could result
                          in a loss to a Fund.

                           DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

      Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed, all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income, if any, for each Fund on a quarterly basis, with payment being made in April, July, October and December.

CAPITAL GAINS DISTRIBUTIONS

      The Board intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains realized by a Fund as of October 31 of the current fiscal year. A Fund may be required to make an additional distribution if necessary, in any year for operational or other reasons. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

      In addition, each Fund receives capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, each Fund may generate capital gains through rebalancing its portfolio to meet its Underlying Fund allocation percentages.

BUYING A DIVIDEND

      If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid "buying a dividend," check a Fund's distribution dates before you invest.

AUTOMATIC REINVESTMENT

      Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to your Financial Intermediary.

                                      TAXES

      In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

      If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains and, in many cases, distributions from non-U.S. corporations.

      When you sell or exchange Shares, you may have a capital gain or loss. Any loss you incur if you sell or exchange Shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those Shares during that period. The tax rate on any gain from the sale or exchange of your Shares depends on how long you have held your Shares.

      The Funds make no representation as to the amount or variability of each Fund's capital gain distributions which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders' redemption patterns and Fund cash equitization activity.

      Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-US investors may be subject to US withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

      If you are a corporate shareholder, a portion of the dividends you receive from a Fund may qualify for the corporate dividends received deduction.

      By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

      THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

      Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled "Taxes" in the Funds' Statement of Additional Information.

                        HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

      The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund and each Underlying Fund determines net asset value at 4:00 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

      The determination is made by appraising each Fund's underlying investments on each business day (i.e., the Underlying Funds at the current net asset value per share of such Underlying Fund).

VALUATION OF PORTFOLIO SECURITIES

      Securities held by the Underlying Funds are typically priced using market quotations or pricing services when the market quoted prices are believed to be reliable, that is, when the prices reflect the fair market value of the securities. The Underlying Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established from time to time by the Board and delegated to FRIMCo to administer. Market quotations for non-US securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in US market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-US markets on which such securities are traded. If you hold Shares in a Fund that invests in an Underlying Fund that holds portfolio securities listed primarily on non-US exchanges, the net asset value of both that Underlying Fund's and the Fund's Shares may change on a day when you will not be able to purchase or redeem that Fund's Shares. This is because the value of those portfolio securities may change on weekends or other days when that Fund does not price its Shares.

      Short term securities maturing within 60 days at the time of purchase are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price which would have been received if the instrument was sold.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

      The Funds offer multiple Classes of Shares in this Prospectus: Class D Shares, Class E Shares and Class S Shares.

      Class D Shares are available only to employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund shares in plan level or omnibus accounts on behalf of participants. Class D Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.

      Class D Shares participate in the Funds' Rule 12b-1 distribution plan and in the Funds' shareholder services plan. Under the distribution plan, the Class D Shares pay distribution fees of 0.25% annually for the sale and distribution of Class D Shares. Under the shareholder services plan, the Class D Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class D shareholders. Because both of these fees are paid out of the Class D Share assets on an ongoing basis, over time these fees will increase the cost of an investment in Class D Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

      Class E Shares participate in the Funds' shareholder services plan. Under the shareholder services plan, the Class E Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder services fees are paid out of the Class E Share assets on an ongoing basis, and over time will increase the cost of your investment in the Funds.

      Class S Shares do not participate in either the Funds' distribution plan or the Funds' shareholder services plan.

       Financial Intermediaries may receive shareholder servicing compensation and distribution compensation from the Funds' Distributor with respect to Class D Shares of the Funds. Financial Intermediaries may receive shareholder servicing compensation from the Funds' Distributor with respect to Class E Shares of the Funds. The Funds may also pay some Financial Intermediaries for administrative services, such as transfer agent services, provided by those Financial Intermediaries.

       In addition to the foregoing payments, some Financial Intermediaries have entered into arrangements with FRIMCo pursuant to which they may receive compensation from FRIMCo, from FRIMCo's own resources, for administrative, distribution and/or other services provided by those Financial Intermediaries. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund shares held through a particular Financial Intermediary increases.

       Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds' Distributor or FRIMCo.

       To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, FRIMCo also offers them a range of complimentary software tools and educational services. FRIMCo provides such tools and services from its own resources.

                             HOW TO PURCHASE SHARES

      Shares are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investment Services at 800-787-7354 for assistance in contacting an investment professional near you.

      There is currently no required minimum initial investment for the Funds offered by this Prospectus. Class D Shares are available only to employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund shares in plan level or omnibus accounts on behalf of participants. Class D Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.

      If you purchase Shares as part of a program of services offered by a Financial Intermediary, you may be required to pay additional fees to your Financial Intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

      Each Fund reserves the right to reject any purchase order for any reason.

      You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after the Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share.

      All purchases must be made in US dollars. Checks must be drawn on US banks and made payable to "Frank Russell Investment Company" or as otherwise instructed by your Financial Intermediary. Each Fund may reject purchase orders if a payment check does not clear the bank or payment does not arrive in proper form by the settlement date. Generally, the settlement date is the first business day following receipt by the Funds of your order. However, Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds. In the case of insufficient funds checks, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

      CUSTOMER IDENTIFICATION PROGRAM: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

      FREQUENT TRADING: THE FUNDS DO NOT KNOWINGLY PERMIT MARKET-TIMING. DO NOT INVEST IN THE FUNDS IF YOU ARE A MARKET-TIMER. The Funds are intended for long-term investors. Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as "market timing", is not knowingly permitted by the Funds. Short-term or excessive trading into and out of a Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Accordingly, if a Fund is able to determine that you are engaging in this type of activity a Fund may at its sole discretion suspend or terminate your trading privileges. The Funds will use reasonable efforts to detect market timers, but may not be able to detect market timing in all types of accounts, such as accounts held through Financial Intermediaries. A Fund may consider a shareholder's trading history in any FRIC fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate your trading privileges. This policy will not affect any shareholder's redemption rights.

OFFERING DATES AND TIMES

      Orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary when your account will be credited.

ORDER AND PAYMENT PROCEDURES

      Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

AUTOMATED INVESTMENT PROGRAM

      If you invest through certain Financial Intermediaries, you may choose to make regular investments (with a minimum of $25 per Fund) in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within a US domiciled bank. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program.

                               EXCHANGE PRIVILEGE

HOW TO EXCHANGE SHARES

      Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by this Prospectus on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a FRIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other FRIC Funds, contact your Financial Intermediary.

      Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries' processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

      An exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information.

SYSTEMATIC EXCHANGE PROGRAM

      If you invest through certain Financial Intermediaries, the Funds offer a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other FRIC Funds. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

         A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information.

                              HOW TO REDEEM SHARES

      Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that the Fund has received payment for your purchase.

REDEMPTION DATES AND TIMES

      Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries' processing times may vary, please ask your Financial Intermediary when your account will be debited.

SYSTEMATIC WITHDRAWAL PROGRAM

      If you invest through certain Financial Intermediaries, the Funds offer a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

      You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                         PAYMENT OF REDEMPTION PROCEEDS

      Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who will then settle the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions less than $1,000, and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to US commercial banks that are members of the Federal Reserve System. Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

                   OTHER INFORMATION ABOUT SHARE TRANSACTIONS

WRITTEN INSTRUCTIONS

      The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

      -     The Fund name and account number

      -     Details related to the transaction including type and amount

      -     Signatures of all owners exactly as registered on the account

      -     Any supporting legal documentation that may be required

RESPONSIBILITY FOR FRAUD

      Neither the Funds nor their transfer agent will be responsible for any account losses due to fraud so long as the Funds have a reasonable belief that the person transacting on the account is authorized to do so based on reasonable procedures followed by the Funds to ensure such authorization. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

SIGNATURE GUARANTEE

      Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or address maintenance. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. If a signature guarantee is required, the Funds will only accept STAMP2000 Medallion Imprints. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

REDEMPTION IN-KIND

      A Fund may pay for any portion of a redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

UNCASHED CHECKS

      Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

REGISTRATION OF FUND ACCOUNTS

      Many brokers, employee benefit plans and bank trusts combine their clients' holdings in a single omnibus account with the Funds held in the brokers', plans', or bank trusts' own name or "street name." Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary's omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

                            MONEY MANAGER INFORMATION

      The money managers have no affiliations with the Funds or the Funds' service providers other than their management of Underlying Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with FRIC, other FRIC funds, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Frank Russell Trust Company.

      This section identifies the money managers for the Underlying Funds in which the Funds invest. The Underlying Funds may engage or terminate a money manager at any time, subject to the approval of the Underlying Funds' Board of Trustees, without a shareholder vote. A complete list of current money managers for the Underlying Funds can also be found at www.Russell.com.

                             DIVERSIFIED EQUITY FUND

      Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, 35th Floor, New York, NY 10105.

      Ark Asset Management Co., Inc., 125 Broad Street, New York, NY 10004.

      Institutional Capital Corporation, 225 W. Wacker Drive, Suite 2400,
            Chicago, IL 60606.

      Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650,
            Florham Park, NJ 07932-0650.

      Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO
            80202.

      MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston,
            MA 02116-3741.

      Montag & Caldwell, Inc., 3455 Peachtree Road, NE, Suite 1200, Atlanta, GA
            30326-3248.

      Schneider Capital Management Corporation, 460 E. Swedesford Road, Suite
            1080, Wayne, PA 19087.

      Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY
            10019.

      Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

                            QUANTITATIVE EQUITY FUND

      Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor,
            Philadelphia, PA 19102.

      Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, CA 94105.

      Franklin Portfolio Associates, LLC, One Boston Place, 29th Floor, Boston,
            MA 02108.

      Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650,
            Florham Park, NJ 07932-0650.

                               SPECIAL GROWTH FUND

      CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San
            Diego, CA 92101.

      David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY
            10022-6067.

      Delphi Management, Inc., 50 Rowes Wharf, Suite 540, Boston, MA 02110.

      Goldman Sachs Asset Management, L.P., 32 Old Slip, 17th Floor, New York,
            NY 10005.

      Gould Investment Partners LLC,1235 Westlakes Drive, Suite 280, Berwyn, PA
            19312-2412.

      Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650,
            Florham Park, NJ 07932-0650.

      Roxbury Capital Management, LLC, 100 Wilshire Blvd., Suite 1000, Santa
            Monica, CA 90401-1190.

      TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New
            York, NY 10036-9998.

                          REAL ESTATE SECURITIES FUND

      AEW Management and Advisors, L.P., World Trade Center East, Two Seaport
            Lane, 16th Floor, Boston, MA 02210-2021.

      INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240.

      RREEF America L.L.C., The Hancock Building, 875 North Michigan Avenue,
            41st Floor, Chicago IL 60611-1901.

                          INTERNATIONAL SECURITIES FUND

      Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, 35th Floor, New York, NY 10105.

      AQR Capital Management, LLC, 900 Third Avenue, 17th Floor, New York, NY
            10022.

      Axiom International Investors LLC, 55 Railroad Avenue, Greenwich, CT
            06830-6378.

      Capital International, Inc., 11100 Santa Monica Blvd., Suite 1500, Los
            Angeles, CA 90025-3384.

      Delaware International Advisers Ltd., 80 Cheapside, 3rd Floor, London EC2V
            6EE England.*

      Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA
            02109-3614.

      Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300,
            Wilmington, DE 19801-1165.

      Oechsle International Advisors, LLC, One International Place, 23rd Floor,
            Boston, MA 02110.

      The Boston Company Asset Management, LLC, One Boston Place, 14th Floor,
            Boston, MA 02108-4408.

                              EMERGING MARKETS FUND

      Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, 35th Floor, New York, NY 10105.

      Arrowstreet Capital, Limited Partnership, 44 Brattle Street, 5th Floor,
            Cambridge MA 02138.

      F&C Emerging Markets Limited, Exchange House, Primrose Street, London EC2A
            2NY England.

      Genesis Asset Managers Limited, 21 Knightsbridge, London SW1X 7LY England.

      T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202.

                              DIVERSIFIED BOND FUND

      Lincoln Capital Fixed Income Management Company, 200 South Wacker Drive,
            Suite 2100, Chicago, IL 60606.

      Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite
            300, P.O. Box 6430, Newport Beach, CA 92660.

      TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New
            York, NY 10036-9998.

                             MULTISTRATEGY BOND FUND

      Delaware Management Company, a series of Delaware Management Business
            Trust, 2005 Market Street, Philadelphia, PA 19103-3682.

      Morgan Stanley Investment Management Inc., One Tower Bridge, 100 Front
            Street, Suite 1100, W. Conshohocken, PA 19428-2881.

      Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite
            300, P.O. Box 6430, Newport Beach, CA 92660.

      TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New
            York, NY 10036-9998.


--------------------
* Expected to become Mondrian Investment Partners Limited in September 2004.

                            SHORT DURATION BOND FUND

      Merganser Capital Management L.P., 99 High Street, Boston, MA 02110-2320.

      Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite
            300, P.O. Box 6430, Newport Beach, CA 92660.

      STW Fixed Income Management, 6185 Carpinteria Avenue, Carpinteria, CA
            93013.

      WHEN CONSIDERING AN INVESTMENT IN THE FUNDS, DO NOT RELY ON ANY INFORMATION UNLESS IT IS CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS HAVE NOT AUTHORIZED ANYONE TO ADD ANY INFORMATION OR TO MAKE ANY ADDITIONAL STATEMENTS ABOUT THE FUNDS. THE FUNDS MAY NOT BE AVAILABLE IN SOME JURISDICTIONS OR TO SOME PERSONS. THE FACT THAT YOU HAVE RECEIVED THIS PROSPECTUS SHOULD NOT, IN ITSELF, BE TREATED AS AN OFFER TO SELL SHARES TO YOU. CHANGES IN THE AFFAIRS OF THE FUNDS OR IN THE UNDERLYING FUNDS' MONEY MANAGERS MAY OCCUR AFTER THE DATE ON THE COVER PAGE OF THIS PROSPECTUS. THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED TO REFLECT ANY MATERIAL CHANGES TO THE INFORMATION IT CONTAINS.

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting your Financial Intermediary or the Funds at:
        Frank Russell Investment Company
        909 A Street
        Tacoma, WA  98402
        Telephone: 1-800-787-7354
        Fax: 253-591-3495
        www.russell.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

FRANK RUSSELL INVESTMENT COMPANY
   CLASS D, E AND S SHARES:
   2010 Strategy Fund
   2020 Strategy Fund
   2030 Strategy Fund
   2040 Strategy Fund

                                    Distributor: Russell Fund Distributors, Inc.
                        Frank Russell Investment Company's SEC File No. 811-3153
                                                           ______________ (0904)

[LOGO]

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE 1-800-787-7354


                      STATEMENT OF ADDITIONAL INFORMATION
                        DATED ___________________, 2004


The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 15, 2004


                                 FUNDS OF FUNDS




      Frank Russell Investment Company ("FRIC") is a single legal entity organized as a Massachusetts business trust. FRIC operates investment portfolios referred to as "Funds." FRIC offers Shares of beneficial interest in the Funds in multiple separate prospectuses.

      This Statement of Additional Information ("Statement") is not a Prospectus; this Statement should be read in conjunction with the Funds of Funds' Prospectuses, which may be obtained without charge by telephoning or writing FRIC at the number or address shown above.

      Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

      This Statement incorporates by reference the Funds of Funds' Annual Reports to Shareholders for the year ended October 31, 2003. Copies of the Funds of Funds' Annual Reports accompany this Statement. This Statement also incorporates by reference the Underlying Funds' Annual Reports to Shareholders for the year ended October 31, 2003. Copies of the Underlying Funds' Annual Reports are available free of charge by calling Russell Investment Services at the above number.


      This Statement describes the Equity Aggressive Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy and Conservative Strategy Funds (collectively, the "LifePoints Funds"), the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (collectively, the "LifePoints Strategy Funds") and the Tax-Managed Global Equity Fund (together with the LifePoints Funds and the LifePoints Strategy Funds, the "Funds of Funds"), each of which invests in different combinations of other funds (the "Underlying Funds") which invests in different combinations of stocks, bonds and cash equivalents.



          FUND                           INCEPTION DATE                PROSPECTUS DATE
---------------------------            ------------------              ---------------
Equity Aggressive Strategy*            September 30, 1997              March 1, 2004#
Aggressive Strategy                    September 16, 1997              March 1, 2004#
Balanced Strategy                      September 16, 1997              March 1, 2004#
Moderate Strategy                      October 2, 1997                 March 1, 2004#
Conservative Strategy                  November 7, 1997                March 1, 2004#
Tax-Managed Global Equity              February 1, 2000                March 1, 2004#
2010 Strategy Fund                     September 1, 2004               _________, 2004
2020 Strategy Fund                     September 1, 2004               _________, 2004
2030 Strategy Fund                     September 1, 2004               _________, 2004
2040 Strategy Fund                     September 1, 2004               _________, 2004


* On or about April 26, 1999, the Equity Balanced Strategy Fund was renamed the Equity Aggressive Strategy Fund.


#     As supplemented through September 15, 2004.

The Underlying Funds in which the Funds of Funds currently invest commenced operations on the dates indicated below:


              FUND                                          INCEPTION DATE
-----------------------------------                        -----------------
Diversified Equity Fund                                    September 5, 1985
Special Growth Fund                                        September 5, 1985
Quantitative Equity Fund                                   May 15, 1987
International Securities Fund                              September 5, 1985
Diversified Bond Fund                                      September 5, 1985
Short Duration Bond Fund*                                  October 30, 1981
Multistrategy Bond Fund                                    January 29, 1993
Real Estate Securities Fund                                July 28, 1989
Emerging Markets Fund                                      January 29, 1993
Tax-Managed Large Cap Fund**                               October 7, 1996
Tax-Managed Mid & Small Cap Fund***                        December 1, 1999



* On September 15, 2004, the Short Term Bond Fund was renamed the Short Duration Bond Fund.



** On or about December 1, 1999, the Equity T Fund was renamed the Tax-Managed Large Cap Fund.



*** On or about March 1, 2002, the Tax-Managed Small Cap Fund was renamed the Tax-Managed Mid & Small Cap Fund.



Each of the Funds of Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this Statement relates to all classes of Shares of the Funds of Funds.



           FUND                      CLASS A      CLASS C      CLASS D       CLASS E    CLASS S
---------------------------          -------      -------      -------       -------    -------
Equity Aggressive Strategy*             X            X            X             X          X
Aggressive Strategy                     X            X            X             X          X
Balanced Strategy                       X            X            X             X          X
Moderate Strategy                       X            X            X             X          X
Conservative Strategy                   X            X            X             X          X
Tax-Managed Global Equity                            X                          X          X
2010 Strategy Fund                                                X             X          X
2020 Strategy Fund                                                X             X          X
2030 Strategy Fund                                                X             X          X
2040 Strategy Fund                                                X             X          X

                                TABLE OF CONTENTS


         CERTAIN TERMS USED IN THIS STATEMENT OF ADDITIONAL INFORMATION
                           ARE DEFINED IN THE GLOSSARY



STRUCTURE AND GOVERNANCE................................................................................    1
   ORGANIZATION AND BUSINESS HISTORY....................................................................    1
   SHAREHOLDER MEETINGS.................................................................................    1
   CONTROLLING SHAREHOLDERS.............................................................................    1
   TRUSTEES AND OFFICERS................................................................................    4
OPERATION OF FRIC.......................................................................................   11
   SERVICE PROVIDERS....................................................................................   11
   CONSULTANT...........................................................................................   11
   ADVISOR AND ADMINISTRATOR............................................................................   11
   MONEY MANAGERS.......................................................................................   13
   APPROVAL OF INVESTMENT ADVISORY AGREEMENT............................................................   13
   DISTRIBUTOR..........................................................................................   15
   CUSTODIAN AND PORTFOLIO ACCOUNTANT...................................................................   15
   TRANSFER AND DIVIDEND DISBURSING AGENT...............................................................   16
   ORDER PLACEMENT DESIGNEES............................................................................   16
   INDEPENDENT ACCOUNTANTS..............................................................................   16
   CODES OF ETHICS......................................................................................   16
   PLAN PURSUANT TO RULE 18f-3..........................................................................   19
   DISTRIBUTION PLAN....................................................................................   20
   SHAREHOLDER SERVICES PLAN............................................................................   21
   UNDERLYING FUND EXPENSES.............................................................................   21
   FUND OF FUNDS OPERATING EXPENSES.....................................................................   22
   PURCHASE, EXCHANGE AND REDEMPTION OF FUND OF FUNDS SHARES............................................   22
   SALES CHARGE WAIVERS AND REDUCTIONS..................................................................   23
   VALUATION OF THE FUND OF FUNDS SHARES................................................................   26
   PRICING OF SECURITIES................................................................................   26
   PROXY VOTING POLICIES AND PROCEDURES.................................................................   26
   PORTFOLIO TURNOVER RATES OF THE FUNDS OF FUNDS.......................................................   27
   PORTFOLIO TRANSACTION POLICIES AND TURNOVER RATES OF THE UNDERLYING FUNDS............................   27
   BROKERAGE ALLOCATIONS................................................................................   27
   BROKERAGE COMMISSIONS................................................................................   28
   YIELD AND TOTAL RETURN QUOTATIONS....................................................................   29
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES OF THE FUNDS OF FUNDS...................................   31
   INVESTMENT RESTRICTIONS..............................................................................   31
INVESTMENT RESTRICTIONS AND POLICIES OF THE UNDERLYING FUNDS............................................   32
CERTAIN INVESTMENTS OF THE UNDERLYING FUNDS.............................................................   36
TAXES...................................................................................................   54
MONEY MANAGER INFORMATION FOR THE UNDERLYING FUNDS......................................................   57
RATINGS OF DEBT INSTRUMENTS.............................................................................   61
FINANCIAL STATEMENTS....................................................................................   65
GLOSSARY................................................................................................   66

                            STRUCTURE AND GOVERNANCE

      ORGANIZATION AND BUSINESS HISTORY. FRIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, FRIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

      FRIC is currently organized and operating under an Amended and Restated Master Trust Agreement dated August 19, 2002, and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees ("Board" or the "Trustees") may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of FRIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of FRIC or the Fund, respectively. FRIC is a registered open-end management investment company. Each of the Funds of Funds is nondiversified.

      FRIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio - a "Fund." Each Fund is a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time
(1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of FRIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the Investment Company Act of 1940, the rules thereunder and Securities and Exchange Commission interpretations thereof.


      FRIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. The Class C, Class D and Class E Shares are subject to a shareholder services fee of up to 0.25%. In addition, the Class A and Class D Shares are subject to a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%) and the Class C Shares are subject to a 0.75% Rule 12b-1 fee. Unless otherwise indicated, "Shares" in this Statement refers to all classes of Shares of the Funds of Funds.


      Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that FRIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

      Frank Russell Company ("FRC") has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

      SHAREHOLDER MEETINGS. FRIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of FRIC's outstanding Shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the Investment Company Act of 1940 in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

      CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of FRIC, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of FRIC Shares outstanding. Under these circumstances, no one person, entity or shareholder "controls" FRIC.

      At __________________, 2004, the following shareholders owned 5% or more of any Class of any Fund of Funds' Shares:






       [To be filed by amendment.]


      At January 31, 2004, the following shareholders could be deemed to "control" the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who "controls" a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.





       [To be filed by amendment.]


      For information in this regard with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.

      The Trustees and officers of FRIC, as a group, own less than 1% of any Class of each Fund.


      TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds' contracts with Frank Russell Investment Management Company ("FRIMCo") and the money managers. A Trustee may be removed at any time by, in substance, a vote of two-thirds of FRIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders. There are also four Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board's responsibilities. The officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.



      The Board of Trustees has established a standing Audit Committee and a standing Nominating and Governance Committee. The Audit Committee's primary functions are: (1) oversight of the Funds' accounting and financial reporting policies and practices and their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (3) to act as liaison between the Funds' independent auditors and the full Board. It is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Mmes. Kristianne Blake and Eleanor W. Palmer and Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy and Jonathan Fine, each of whom is an independent Trustee. For the fiscal year ending October 31, 2003, the Audit Committee held six meetings. FRIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committee reviews the maintenance of the Funds' records and the safekeeping arrangements of FRIC's custodian, reviews both the audit and non-audit work of FRIC's independent auditors, submits a recommendation to the Board as to the selection of independent auditors, and pre-approves (i) all audit and non-audit services to be rendered by the auditors for FRIC, (ii) all audit services provided to FRIMCo, or any affiliate thereof that provides ongoing services to FRIC, relating to the operations and financial reporting of FRIC, and (iii) all non-audit services relating to the operations and financial reporting of FRIC, provided to FRIMCo, or any affiliate thereof that provides ongoing services to FRIC, by any auditors with an ongoing relationship with FRIC.



      The primary functions of the Nominating and Governance Committee are to:
(1) nominate individuals who are not interested persons of FRIC for independent Trustee membership on the Board; (2) evaluate and review the composition and performance of the Board; (3) review Board governance procedures; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messrs. Paul E. Anderson and Lee C. Gingrich and Ms. Julie W. Weston, each of whom is an independent Trustee. For the fiscal year ending October 31, 2003, the Nominating and Governance Committee held five meetings.


      FRIC paid $741,323 in the aggregate for the fiscal year ended October 31, 2003 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees in addition to any travel and other expenses incurred in attending Board meetings. FRIC's officers and employees are paid by FRIMCo or its affiliates.

      The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has 5 funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the officers.



                                                                                                      NO. OF
                                 POSITION(S)                                                      PORTFOLIOS IN
                                  HELD WITH                                                       RUSSELL FUND        OTHER
                                  FUND AND                           PRINCIPAL OCCUPATION(S)         COMPLEX      DIRECTORSHIPS
      NAME, AGE,                  LENGTH OF                                 DURING THE             OVERSEEN BY         HELD
       ADDRESS                   TIME SERVED    TERM OF OFFICE            PAST 5 YEARS               TRUSTEE       BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND
   INTERESTED TRUSTEE
        EMERITUS
--------------------------------------------------------------------------------------------------------------------------------
*George F. Russell, Jr.,       Trustee         Until resignation   -   Director Emeritus,               39             None
                               Emeritus and    or removal.             FRC
Born July 3, 1932              Chairman
                               Emeritus                            -   Chairman Emeritus,
909 A Street                   since 1999                              FRIC and RIF
Tacoma, Washington
98402-1616                                                         -   Chairman Emeritus,
                                                                       Frank Russell
                                                                       Securities, Inc.

                                                                   -   Chairman Emeritus,
                                                                       Russell 20/20
                                                                       Association

                                                                   -   Chairman Emeritus,
                                                                       Frank Russell Trust
                                                                       Company

                                                                   -   Chairman Emeritus,
                                                                       FRIMCo

                                                                   -   Chairman of
                                                                       Sunshine Management
                                                                       Services, LLC
--------------------------------------------------------------------------------------------------------------------------------

*Lynn L. Anderson,             Trustee         Appointed until     -Vice Chairman, FRC                  39          - Trustee, The
                                                                                                                    SSgA Funds
Born April 22, 1939            since 1987      successor           -Chairman of the Board,
                                                                    Trustee, FRIC and RIF
                                               is duly elected                                                      (investment
909 A Street                                   and qualified       -CEO and Chairman of                             company)
                                                                     the Board, Russell
Tacoma, Washington                                                   Fund Distributors, Inc.
98402-1616                                                           and FRIMCo
                               Chairman of     Until successor is
                               the Board       chosen and          -Trustee, President
                                                                    and Chairman of the
                               since 1999      qualified by         Board, SSgA Funds
                                               trustees             (investment company)

                                                                   -Director and Chairman
                                                                    of the Board, Frank
                                                                    Russell Trust Company

                                                                   -Director, Frank Russell
                                                                    Investments (Ireland)
                                                                    Limited and Frank
                                                                    Russell Investments
                                                                    (Cayman) Ltd.

                                                                   -Until October, 2002,
                                                                    President and CEO,
                                                                    FRIC and RIF

                                                                                                      NO. OF
                                                                                                    PORTFOLIOS
                                 POSITION(S)                                                            IN
                                  HELD WITH                                                         RUSSELL FUND      OTHER
                                  FUND AND                           PRINCIPAL OCCUPATION(S)          COMPLEX     DIRECTORSHIPS
      NAME, AGE,                  LENGTH OF                               DURING THE                OVERSEEN BY        HELD
       ADDRESS                   TIME SERVED    TERM OF OFFICE           PAST 5 YEARS                 TRUSTEE      BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
    INTERESTED
   TRUSTEES AND
INTERESTED TRUSTEE
     EMERITUS
--------------------------------------------------------------------------------------------------------------------------------
*Michael J.A. Phillips,        Trustee         Appointed until     -1990 - 2003, President,              39            None
Born January 20, 1948          Since 2002      successor is duly     FRC
                                               elected and
                                               qualified.          -1993 - 2003, CEO, FRC

                                                                   -Chairman of the
909 A Street                                                        Board and
Tacoma, Washington                                                  Director, FRC
98402-1616
                                                                   -  Trustee, FRIC and RIF

                                                                   -  Director, FRTC and
                                                                      Frank Russell Capital
                                                                      Inc.

                                                                   -  Director/Chairman,
                                                                      Frank Russell
                                                                      Investments
                                                                      (Delaware), Inc.

                                                                   -  Director, Chairman of
                                                                      The Board and
                                                                      President, Russell
                                                                      20/20 Association

                                                                   -  Director, Frank Russell
                                                                      Company Pty.
                                                                      Limited, Frank Russell
                                                                      Japan Co., Ltd.,
                                                                      Frank Russell
                                                                      Investments (Suisse),
                                                                      S.A., and Frank
                                                                      Russell Company Limited


* Each of Messrs. Russell, Anderson and Phillips is also an officer of an affiliate of FRIC and RIF and is therefore an interested trustee.


                                 POSITION(S)                                                         NO. OF
                                  HELD WITH                                                       PORTFOLIOS IN
                                  FUND AND                                                         RUSSELL FUND       OTHER
                                  LENGTH OF                          PRINCIPAL OCCUPATION(S)         COMPLEX       DIRECTORSHIPS
                                    TIME                                   DURING THE              OVERSEEN BY        HELD
   NAME, AGE, ADDRESS              SERVED       TERM OF OFFICE            PAST 5 YEARS               TRUSTEE       BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
   AND INDEPENDENT
  TRUSTEES EMERITUS
--------------------------------------------------------------------------------------------------------------------------------
Paul E. Anderson,              Trustee         Appointed until                                         39              None
                                                                   - 1996 to present,
Born October 15, 1931          since 1984      successor is           President, Anderson
                                               duly                   Management Group LLC
                                               elected and            private investments
909 A Street                                   qualified              consulting)
Tacoma, Washington
98402-1616

                                 POSITION(S)                                                         NO. OF
                                  HELD WITH                                                       PORTFOLIOS IN
                                  FUND AND                                                         RUSSELL FUND       OTHER
                                 LENGTH OF                           PRINCIPAL OCCUPATION(S)         COMPLEX      DIRECTORSHIPS
                                    TIME                                   DURING THE               OVERSEEN BY        HELD
   NAME, AGE, ADDRESS              SERVED       TERM OF OFFICE            PAST 5 YEARS               TRUSTEE        BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
   AND INDEPENDENT
  TRUSTEES EMERITUS
--------------------------------------------------------------------------------------------------------------------------------
Paul Anton, Ph.D.,             Trustee         Five year term                                           39           None
                                                                   -Retired since 1997

Born December 1, 1919          Emeritus                            -Trustee of FRIC and RIF
                                                                     until 2002
                               since
909 A Street                   2003
Tacoma, Washington
98402-1616
--------------------------------------------------------------------------------------------------------------------------------

William E. Baxter,             Trustee         Five year term      -Retired since 1986                  39           None

Born June 8, 1925              Emeritus
                                                                   -Trustee of FRIC and RIF
                               since 2004                            until 2004
909 A Street
Tacoma, Washington
98402-1616
--------------------------------------------------------------------------------------------------------------------------------

Kristianne Blake,              Trustee         Appointed until                                          39
                                                                   -President, Kristianne                         -Trustee
Born January 22, 1954          since 2000      successor is duly     Gates Blake, P.S.                              WM Group
                                               elected and           (accounting services)                          of Funds
909 A Street                                   qualified                                                            (investment
Tacoma, Washington                                                                                                  company);
98402-1616
                                                                                                                  -Director,
                                                                                                                    Avista Corp
--------------------------------------------------------------------------------------------------------------------------------

Daniel P. Connealy             Trustee         Appointed until     -Retired since 2003                  39        -Director,
Born June 6, 1946              since           successor is duly                                                    Gold Banc
                               2003            elected and         -2001 - 2003, Vice President                     Corporation,
909 A Street                                   qualified             and Chief Financial Officer,                   Inc.
Tacoma, Washington                                                   Janus Capital Group Inc.
98402-1616
                                                                   -1979 - 2001, Audit and
                                                                     Accounting Partner,
                                                                     PricewaterhouseCoopers
                                                                     LLP
--------------------------------------------------------------------------------------------------------------------------------

Jonathan Fine                  Trustee         Appointed until                                          39        None
Born July 8, 1954              since           successor is duly   -President and Chief
                               2004            elected and           Executive   Officer, United
                                               qualified             Way of King County, WA

909 A Street                                                       -1996 - 2000, Chief Executive
Tacoma, Washington                                                   Officer,Seattle/King County
98402-1616                                                           Chapter of the American
                                                                     Red Cross
--------------------------------------------------------------------------------------------------------------------------------

Lee C. Gingrich,               Trustee         Appointed until                                          39        None
                                                                   -Retired since 1995
Born October 6, 1930           since 1984      successor is
                                               duly
                                               elected and
909 A Street                                   qualified
Tacoma, Washington
98402-1616
--------------------------------------------------------------------------------------------------------------------------------

Eleanor W. Palmer,             Trustee         Five year term                                           39        None
                                                                   -Retired since 1981
Born May 5, 1926               Emeritus
                                                                   -Trustee of FRIC and RIF
                               since 2004                            until 2004
909 A Street
Tacoma, Washington
98402-1616

                                POSITION(S)                                                          NO. OF
                                 HELD WITH                                                        PORTFOLIOS IN
                                  FUND AND                                                         RUSSELL FUND       OTHER
                                  LENGTH OF                           PRINCIPAL OCCUPATION(S)        COMPLEX       DIRECTORSHIPS
                                    TIME                                    DURING THE             OVERSEEN BY         HELD
   NAME, AGE, ADDRESS              SERVED       TERM OF OFFICE             PAST 5 YEARS              TRUSTEE       BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
   AND INDEPENDENT
  TRUSTEES EMERITUS
--------------------------------------------------------------------------------------------------------------------------------
Raymond P. Tennison, Jr.       Trustee         Appointed until                                          39        None
                                                                   -Currently, President,
Born December 21, 1955         since 2000      successor is          Simpson Investment
                                               duly                  Company and several
                                               elected and           additional subsidiary
909 A Street                                   qualified             companies, including
Tacoma, Washington                                                   Simpson Timber Company,
98402-1616                                                           Simpson Paper Company
                                                                     and Simpson Tacoma
                                                                     Kraft Company
--------------------------------------------------------------------------------------------------------------------------------

Julie W. Weston,                  Trustee      Appointed until                                          39        None
                                                                   -  Retired since 2000

Born October 2, 1943              since 2002   successor is        -  1987 to 2000,
                                               duly                   Arbitrator,
                                               elected and            The American Arbitration
                                               qualified              Association Commercial
                                                                      Panel

                                                                   -  1995 to 1999, Hearing
                                                                      Officer, University of
                                                                      Washington

                                                                   -  1987 to 2002, Director,
                                                                      Smith Barney
                                                                      Fundamental Value Fund

                                  POSITION(S) HELD                                       PRINCIPAL OCCUPATION(S)
       NAME, AGE,               WITH FUND AND LENGTH                                            DURING THE
        ADDRESS                    OF TIME SERVED       TERM OF OFFICE                         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
Leonard P. Brennan,             President and Chief     Until successor
Born October 11, 1959           Executive Officer       is chosen and      - President and CEO, FRIC
                                since 2002              qualified by
909 A Street                                            Trustees           - President and CEO, RIF
Tacoma, Washington
98402-1616                                                                 - Director, Russell Fund Distributors, Inc., Frank
                                                                             Russell Company, S.A., Frank Russell Investments
                                                                             (Singapore) Private Limited and Frank Russell
                                                                             Investments (UK) Limited

                                                                           - Director, President and CEO, FRIMCo

                                                                           - Director and COO, Frank Russell Company
                                                                             Limited and Russell Systems Limited

                                                                           - President, Russell Insurance Agency, Inc.

                                                                           - 1999 to present, Managing Director of
                                                                             Individual Investor Services of FRC

                                                                           - 1995-2003 Managing Director, Europe, Africa
                                                                             and Middle East

                                                                           - 1998-2003 Managing Director, International
                                                                             Operations, FRC

--------------------------------------------------------------------------------------------------------------------------------

Mark E. Swanson,                Treasurer and Chief     Until successor    -Treasurer and Chief Accounting Officer, FRIC and
Born November 26, 1963          Accounting Officer      is chosen and       RIF 1998 to present
                                since 1998              qualified by
                                                        Trustees           -Director, Funds Administration, FRIMCo and Frank
909 A Street                                                                 Russell Trust Company
Tacoma, Washington
98402-1616                                                                 -Treasurer, SSgA Funds (investment company)

                                                                           -Manager, Funds Accounting and Taxes, Russell Fund
                                                                            Distributors, Inc.

                                                                           -April 1996 to August 1998, Assistant Treasurer,
                                                                            FRIC and RIF; November 1995 to July 1998,
                                                                            Assistant Secretary, SSgA Funds; February 1997
                                                                            to July 1998, Manager, Funds Accounting and
                                                                            Taxes, FRIMCo
--------------------------------------------------------------------------------------------------------------------------------

Randall P. Lert,                Director of             Until removed by   -Director of Investments, FRIC and RIF

Born October 3, 1953            Investments since       Trustees           -Chief Portfolio Strategist, FRIMCo

                                 1991                                      -Chief Investment Officer, Frank Russell Trust
                                                                            Company
909 A Street

Tacoma, Washington                                                         -Director, FRIMCo and Russell Fund Distributors, Inc.
98402-1616
--------------------------------------------------------------------------------------------------------------------------------

Karl J. Ege,                     Secretary and          Until removed by   -Secretary and General Counsel, FRIC, RIF, FRIMCo,
Born October 8, 1941             General Counsel        Trustees            Frank Russell Trust Company and Russell Fund
                                 since 1994                                 Distributors, Inc.

909 A Street                                                               -Director, Secretary and General Counsel, Frank
Tacoma, Washington                                                          Russell Capital Inc.
98402-1616
                                                                           -Director and Secretary, Russell 20-20 Association
--------------------------------------------------------------------------------------------------------------------------------

Mark D. Amberson,                Director of            Until removed by
                                                                           -Director of Short-Term Investment Funds, FRIC, RIF,
Born July 20, 1960               Short-Term             Trustees            FRIMCo and Frank Russell Trust Company
                                 Investment Funds
                                                                           -From 1991 to 2001, Portfolio Manager, FRIC, RIF,
909 A Street                     since 2001                                 FRIMCo and Frank Russell Trust Company
Tacoma, Washington
98402-1616

                           TRUSTEE COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003


                                                                                                 TOTAL COMPENSATION
                                                          PENSION OR                               FROM FRIC AND
                                        AGGREGATE         RETIREMENT         ESTIMATED ANNUAL         RUSSELL
                                      COMPENSATION    BENEFITS ACCRUED AS      BENEFITS UPON        FUND COMPLEX
                                        FROM FRIC    PART OF FRIC EXPENSES      RETIREMENT        PAID TO TRUSTEES
                                      ------------   ---------------------   ----------------    ------------------
INTERESTED TRUSTEES AND
INTERESTED TRUSTEE
EMERITUS

Lynn L. Anderson                        $     0              $ 0                    $ 0               $     0
Michael J. Phillips                     $     0              $ 0                    $ 0               $     0
George F. Russell, Jr.                  $     0              $ 0                    $ 0               $     0

INDEPENDENT TRUSTEES
AND INDEPENDENT
TRUSTEES EMERITUS

Paul E. Anderson                        $89,496              $ 0                    $ 0               $98,000
Paul Anton, PhD.*                       $45,493              $ 0                    $ 0               $50,333
William E. Baxter**                     $83,262              $ 0                    $ 0               $91,000
Kristianne Blake                        $87,923              $ 0                    $ 0               $96,000
Daniel P. Connealy***                   $34,731              $ 0                    $ 0               $36,178
Jonathan Fine****                       $     0              $ 0                    $ 0               $     0
Lee C. Gingrich                         $88,292              $ 0                    $ 0               $96,500
Eleanor W. Palmer*****                  $84,642              $ 0                    $ 0               $92,500
Raymond P. Tennison, Jr.                $83,692              $ 0                    $ 0               $91,500
Julie W. Weston                         $83,262              $ 0                    $ 0               $91,000


*      Dr. Anton was elected Trustee Emeritus effective December 31, 2002.


**     Mr. Baxter was elected Trustee Emeritus effective March 2, 2004.



***    Mr. Connealy was elected to the Board of Trustees on April 24, 2003.



****   Mr. Fine was elected to the Board of Trustees effective May 24, 2004.



*****  Ms. Palmer was elected Trustee Emeritus effective May 26, 2004.


                EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003


                                                                             AGGREGATE DOLLAR RANGE OF
                                                                                       EQUITY
                                                                             SECURITIES IN ALL REGISTERED
                                                                             INVESTMENT COMPANIES OVERSEEN
                                         DOLLAR RANGE OF EQUITY              BY TRUSTEES IN RUSSELL FUND
                                    SECURITIES IN EACH FUND OF FUNDS                   COMPLEX
                               ------------------------------------------    -----------------------------
INTERESTED TRUSTEES
 AND INTERESTED
TRUSTEE EMERITUS
----------------------------------------------------------------------------------------------------------
Lynn L. Anderson               None                                                  None
----------------------------------------------------------------------------------------------------------
Michael J. Phillips            None                                                  None
----------------------------------------------------------------------------------------------------------
George F. Russell, Jr.         None                                                  over $100,000
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
AND INDEPENDENT
TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------
Paul E. Anderson               None                                                  over $100,000
----------------------------------------------------------------------------------------------------------
Paul Anton, Ph.D.              Aggressive Strategy Fund   $10,001-$50,000            $50,001-$100,000
----------------------------------------------------------------------------------------------------------
William E. Baxter              None                                                  $1-$10,000
----------------------------------------------------------------------------------------------------------
Kristianne Blake               None                                                  over $100,000
----------------------------------------------------------------------------------------------------------
Daniel P. Connealy             None                                                  over $100,000
----------------------------------------------------------------------------------------------------------
Jonathan Fine                  None                                                  None
----------------------------------------------------------------------------------------------------------
Lee C. Gingrich                None                                                  over $100,000
----------------------------------------------------------------------------------------------------------
Eleanor W. Palmer              None                                                  None
----------------------------------------------------------------------------------------------------------
Raymond P. Tennison, Jr.       None                                                  over $100,000
----------------------------------------------------------------------------------------------------------
Julie W. Weston                None                                                  $10,001-$50,000
----------------------------------------------------------------------------------------------------------

                                OPERATION OF FRIC

      SERVICE PROVIDERS. Most of FRIC's necessary day-to-day operations are performed by separate business organizations under contract to FRIC. The principal service providers are:

 Consultant and Trade Placement Agent       Frank Russell Company

 Advisor, Administrator, Transfer and       Frank Russell Investment Management Company
    Dividend Disbursing Agent

Money Managers for the                      Multiple professional discretionary
    Underlying Funds                            investment management organizations

Custodian and Portfolio Accountant          State Street Bank and Trust Company

      CONSULTANT. FRC, the corporate parent of FRIMCo, was responsible for organizing FRIC and provides ongoing consulting services, described in the Prospectuses, and trade placement services to FRIC and FRIMCo. FRIMCo does not pay FRC an annual fee for consulting services.

      FRC provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company. FRC also provides: (i) consulting services for international investment to these and other clients through its International Division and certain of its wholly owned subsidiaries, (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers, through its Russell/Mellon Analytical Services, Inc. joint venture and (iii) trade placement services on behalf of FRIMCo and other wholly-owned subsidiaries.

      As affiliates, FRC and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of FRIC, is the Chairman Emeritus of FRC. FRIMCo is a wholly owned subsidiary of FRC.

      FRC is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, asset distribution and estate preservation. Products include permanent and term life insurance, disability income insurance, long-term care insurance and annuity plans for personal, business, estate planning and pension markets; trust services; mutual funds and other securities.


      ADVISOR AND ADMINISTRATOR. FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds of Funds and Underlying Funds. FRIMCo, with the assistance of FRIC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the money managers (in the case of the Underlying Funds) and custodian. FRIMCo also develops the investment programs for each Fund of Fund and Underlying Fund, selects money managers for the Underlying Funds (subject to approval by the Underlying Funds' Board), allocates Underlying Fund assets among money managers, oversees the money managers and evaluates their results. All assets of the Funds of Funds are allocated to Underlying Funds. The Underlying Funds' money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them and either FRIMCo or the money manager may arrange for execution of portfolio transactions for the Underlying Funds. FRIMCo also exercises investment discretion over the portion of each Underlying Fund's assets not allocated to the money managers. FRIMCo selects the individual portfolio securities for that portion of each Underlying Fund's assets and for each Underlying Fund's cash reserves. (See, "Investment Policies of the Underlying Funds -- Cash Reserves.") FRIMCo may also directly manage portions of an Underlying Fund during periods of transitions from one money manager to another.


      FRIMCo also acts as FRIC's transfer agent and dividend disbursing agent. FRIMCo, as agent for FRIC, pays the money managers' fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to FRIMCo. The remainder of the advisory fee is retained by FRIMCo as compensation for the services described above and to pay expenses.

      Each of the Funds pays an advisory fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds.

      The following Funds of Funds paid FRIMCo the listed advisory fees (gross of reimbursement and/or waivers) for the fiscal years ended October 31, 2003, 2002 and 2001, respectively.

        FUNDS OF FUNDS                    10/31/03       10/31/02    10/31/01
        --------------                    --------       --------    --------
Equity Aggressive Strategy Fund          $  669,610     $  547,141  $  561,810
Aggressive Strategy Fund                  1,191,553        825,789     692,186
Balanced Strategy Fund                    2,157,479      1,336,379   1,021,159
Moderate Strategy Fund                      608,983        283,844     185,220
Conservative Strategy Fund                  545,035        141,760      65,074
Tax-Managed Global Equity Fund               79,465        101,045      86,448


      No shares of the LifePoints Strategy Funds were issued during the periods shown.


      While FRIMCo will perform investment advisory services for the Funds of Funds (i.e., determining the percentages of the Underlying Funds which will be purchased by each Fund of Funds, and periodically adjusting the percentages and the Underlying Funds), FRIMCo has waived and/or reimbursed its advisory fees since each Fund of Funds' inception and has contractually agreed to continue the waiver of advisory fees through February 28, 2005. Advisory fees do not vary among classes of Shares. Since November 2000, administrative fees for each Fund of Funds are borne by the Underlying Funds in accordance with the Funds' Special Servicing Agreements. For the fiscal years ended October 31, 2003, 2002 and 2001, respectively, FRIMCo waived fees in the following amounts: Equity Aggressive Strategy Fund: $669,610, $547,141 and $561,810; Aggressive Strategy
Fund: $1,191,553, $825,789 and $692,186; Balanced Strategy Fund: $2,157,479,
$1,336,379 and $1,021,159; Moderate Strategy Fund: $608,983, $283,844 and
$185,220; Conservative Strategy Fund: $545,035, $141,760 and $65,074; and
Tax-Managed Global Equity Fund: $79,465, $101,045 and $86,448. FRIMCo paid no reimbursements to any Fund of Funds for the fiscal years ended October 31, 2001, 2002 and 2003. Each of the Funds of Funds will indirectly bear their proportionate share of the combined advisory and administrative fees paid by the Underlying Funds in which they invest. While a shareholder of a Fund of Funds will also bear a proportionate part of the combined advisory and administrative fees paid by an Underlying Fund, those fees paid are based upon the services received by the respective Underlying Fund.


      The Underlying Funds in which the Funds of Funds currently invest paid FRIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2003, 2002 and 2001, respectively:



                                                                                              ANNUAL RATE
                                                $AMOUNT PAID                       (AS A % OF AVERAGE DAILY NET ASSETS)
                               ---------------------------------------------       ------------------------------------
           FUND                  2003             2002               2001         2003           2002           2001
           ----                  ----             ----               ----         ----           ----           ----
Diversified Equity           $ 8,858,252      $ 8,522,028        $ 9,752,769      0.73%          0.73%          0.73%
Special Growth                 5,356,553        5,841,564          6,378,202      0.90%          0.90%          0.90%
Quantitative Equity            9,657,060        9,164,790         10,167,368      0.73%          0.73%          0.73%
International Securities       8,855,554        7,802,990          8,763,689      0.90%          0.90%          0.90%
Real Estate Securities         5,792,981        5,333,647          5,383,934      0.80%          0.80%          0.80%
Diversified Bond               3,796,822        3,070,332          2,924,494      0.40%          0.40%          0.40%
Multistrategy Bond             4,458,421        3,820,888          3,724,135      0.60%          0.60%          0.60%
Tax-Managed Large Cap          2,273,391        3,149,980          3,966,451      0.70%          0.70%          0.70%
Tax-Managed Mid & Small Cap      917,895          971,267          1,056,853      0.98%          0.98%          0.98%
Emerging Markets               3,684,130        3,698,014          3,766,801      1.15%          1.15%          1.15%
Short Duration Bond            3,752,880        2,316,334          1,822,409      0.45%          0.45%          0.45%


      FRIMCo has contractually agreed to waive all or a portion of its combined advisory and administrative fees for certain Underlying Funds. This arrangement is not part of the Advisory Agreement with FRIC or the Administrative Agreement and may be changed or discontinued. FRIMCo currently calculates its advisory fee based on a Fund's average daily net assets.

      The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.

      For the Tax-Managed Mid & Small Cap Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2005, up to the full amount of its 1.03% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Fund-level expenses for the Fund do not include administrative fees, 12b-1 fees or shareholder servicing fees. FRIMCo waived fees in the amount of $313,137, $283,457 and $221,976 for the fiscal years ended October 31, 2001, 2002 and 2003, respectively. There was no reimbursement for the fiscal years ended October 31, 2001, 2002 or 2003. As a result of the waivers, the Fund paid advisory and administrative fees of $798,716, $741,115 and $742,751 for the fiscal years ended October 31, 2001, 2002 and 2003, respectively.


      For the Short Duration Bond Fund, FRIMCo had contractually agreed to waive, until February 29, 2004, up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.52% of average daily net assets of that Fund on an annual basis. Until February 29, 2003, FRIMCo had contractually agreed to waive up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.47% of average daily net assets of that Fund on an annual basis. Fund-level expenses for the Fund do not include administrative fees, 12b-1 fees or shareholder servicing fees. FRIMCo waived fees in the amount of $575,014, $965,164 and $1,336,988 for the fiscal years ended October 31, 2001,
2002 and 2003, respectively. There was no reimbursement for expenses over the cap in the fiscal years ended October 31, 2001, 2002 and 2003. As a result of the waivers and reimbursements, the Fund paid advisory and administrative fees of $1,437,380, $1,654,785 and $2,832,879 for the fiscal years ended October 31, 2001, 2002 and 2003, respectively.


From its advisory fees, FRIMCo, as agent for FRIC, pays all fees to the money managers of the Underlying Funds for their investment selection services. The table in the next section entitled "Money Managers" sets forth the fees paid to money managers of the Underlying Funds. The following table sets forth the net advisory fees retained by FRIMCo with respect to the Underlying Funds:



                                                                                            ANNUAL RATE
                                                 $AMOUNT PAID                    (AS A % OF AVERAGE DAILY NET ASSETS)
                               --------------------------------------------      ------------------------------------
          FUND                    2003              2002            2001         2003           2002          2001
          ----                    ----              ----            ----         ----           ----          ----
Diversified Equity             $6,410,131        $6,080,573      $7,000,381      0.53%          0.52%         0.52%
Special Growth                  2,923,787         3,175,792       3,546,643      0.49%          0.49%         0.50%
Quantitative Equity             7,532,730         6,953,020       7,534,824      0.57%          0.55%         0.54%
International Securities        5,811,168         4,863,914       5,289,997      0.59%          0.56%         0.54%
Real Estate Securities          3,957,490         3,560,917       3,658,485      0.55%          0.53%         0.54%
Diversified Bond                3,208,982         2,613,541       2,489,647      0.34%          0.34%         0.34%
Multistrategy Bond              3,452,012         2,932,003       2,816,461      0.46%          0.46%         0.46%
Tax-Managed Large Cap           1,387,293         2,004,628       2,540,396      0.43%          0.45%         0.45%
Tax-Managed Mid & Small Cap       520,389           547,060         594,754      0.56%          0.56%         0.55%
Emerging Markets                1,958,245         1,948,279       1,772,146      0.61%          0.61%         0.54%
Short Duration Bond             2,436,916         1,415,268       1,097,073      0.29%          0.28%         0.27%


      FRIMCo is a wholly owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.


      MONEY MANAGERS. The money managers of the Underlying Funds are not affiliates of FRIC or FRIMCo other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisors or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.


      From its advisory fees received from the Underlying Funds, FRIMCo, as agent for FRIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended October 31, 2001, 2002 and 2003, management fees paid to the money managers of the Underlying Funds were:


      From its advisory fees received from the Underlying Funds, FRIMCo, as agent for FRIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended October 31, 2001, 2002 and 2003, management fees paid to the money managers of the Underlying Funds were:



                                                                                              ANNUAL RATE
                                                 $AMOUNT PAID                     (AS A % OF AVERAGE DAILY NET ASSETS)
                                ------------------------------------------        ------------------------------------
        FUND                       2003             2002           2001           2003           2002          2001
        ----                       ----             ----           ----           ----           ----          ----
Diversified Equity              $2,448,121       $2,441,455     $2,752,388        0.20%          0.21%         0.21%
Special Growth                   2,432,766        2,665,772      2,831,559        0.41%          0.41%         0.40%
Quantitative Equity              2,124,330        2,211,770      2,632,544        0.16%          0.18%         0.19%
International Securities         3,044,386        2,939,076      3,473,692        0.31%          0.34%         0.36%
Real Estate Securities           1,835,491        1,772,730      1,725,449        0.25%          0.27%         0.26%
Diversified Bond                   587,840          456,791        434,847        0.06%          0.06%         0.06%
Multistrategy Bond               1,006,409          888,885        907,674        0.14%          0.14%         0.14%
Tax-Managed Large Cap              886,098        1,145,352      1,426,055        0.27%          0.25%         0.25%
Tax-Managed Mid & Small Cap        397,506          424,207        462,099        0.42%          0.42%         0.43%
Emerging Markets                 1,725,885        1,749,735      1,994,655        0.54%          0.54%         0.61%
Short Duration Bond              1,315,964          901,066        725,336        0.16%          0.17%         0.18%

      Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after FRIC has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by FRC as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker- dealer affiliates.


      APPROVAL OF INVESTMENT ADVISORY AGREEMENT. The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with FRIMCo and the portfolio management contract with each Money Manager of the Underlying Funds at a meeting held on March 2, 2004. In connection with this review, the Board, with the advice and assistance of independent counsel, received and considered (1) information and reports prepared by FRIMCo relating to the services provided by FRIMCo (and its affiliates) to the Fund and by FRIMCo (and its affiliates) and each Money Manager to Underlying Funds and (2) information received from an independent, nationally recognized provider of investment company information comparing the performance of the Funds and the Underlying Funds and their operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by FRIMCo believed by the providers to be generally comparable in investment objectives and size to the Funds and Underlying Funds (collectively, the "Agreement Renewal Information").



      In evaluating the advisory agreement with FRIMCo and the portfolio management contracts with the Money Managers of the Underlying Funds, the Board considered that the Funds and Underlying Funds, in employing a manager of managers method of investment for each Underlying Fund, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. All Underlying Funds, other than the Tax-Managed Mid & Small Cap Fund which is currently managed only by a single Money Manager (the "Single Manager Underlying Fund"), have multiple Money Managers.



      The Board considered that FRIMCo (rather than any Money Manager) is responsible under the advisory agreement for determining, implementing and maintaining the investment program for each Underlying Fund. With the exception of the Single Manager Underlying Fund, assets of each Underlying Fund have been allocated among multiple Money Managers. The assets of the Single Manager Underlying Fund have been allocated to a single Money Manager.



      FRIMCo is responsible for selecting Money Managers for each Underlying Fund and, with respect to Underlying Funds other than the Single Manager Underlying Fund, for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by FRIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). FRIMCo is responsible for communicating performance expectations and evaluations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund's investment objectives and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, FRIMCo is responsible for recommending to the Board the restructuring of Underlying Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on FRIMCo's research and analysis, such actions are appropriate. FRIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, FRIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Underlying Fund. The performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by FRIMCo in the Underlying Fund's investment activities and any constraints placed by FRIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund and Underlying Fund reflects in great part the performance of FRIMCo in designing the Underlying Fund's investment program, structuring Underlying Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund. The overall performance of each Fund, in turn, reflects the performance of FRIMCo in carrying out its responsibilities for each Underlying Fund and its performance in allocating Fund assets among the Underlying Funds.



      The Board also considered that the prospectuses for the Funds of Funds and Underlying Funds emphasize to investors FRIMCo's role as the principal investment manager for each Fund of Funds and Underlying Fund, rather than the investment selection role of the Underlying Fund's Money Managers, and describe the manner in which the Funds of Funds and Underlying Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

      In addition to these general factors relating to the manager of managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund of Funds and Underlying Fund, various specific factors on the basis of the Agreement Renewal Information in evaluating renewal of the advisory agreement with FRIMCo, including the following:



      1. The nature, scope and quality of the services provided to the Fund of Funds and Underlying Fund by FRIMCo;



      2. The advisory fee paid by the Fund or Underlying Fund to FRIMCo and the fact that it encompasses all investment advisory fees paid by the Fund of Funds or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;



      3. Other fees and benefits received by FRIMCo or its affiliates from the Fund of Funds or Underlying Fund, including administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;



      4.    Investment advisory fees paid by Comparable Funds;



      5. Expenses incurred by the Fund of Funds or Underlying Fund and Comparable Funds;



      6. The profits that FRIMCo derives from its mutual fund operations generally and from each Fund of Funds and Underlying Fund; and



      7. The importance of supporting quality, long-term service by FRIMCo to help achieve the Fund of Funds' and Underlying Fund's investment performance, including the continuing need of FRIMCo to retain and attract qualified investment and service professionals to serve the Funds of Funds and Underlying Funds.



      The Board also considered the special expertise of FRIMCo with respect to the manager of managers structure of Underlying Funds other than the Single Manager Underlying Fund and the likelihood that, at the current expense ratio of each such Fund of Funds or Underlying Fund, there would be no acceptable alternative investment managers to replace FRIMCo on comparable terms given the need to conduct the manager of managers, multi-style strategy of such Fund of Funds or Underlying Fund selected by its shareholders in purchasing their shares.



      Based on all of the factors described above and such other considerations and information as it deemed relevant, the Board determined that the renewal of the advisory agreement would be in the best interests of each Fund and its shareholders, and, on that basis, approved their renewals.


      DISTRIBUTOR. Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of FRIC Shares. The Distributor receives no compensation from FRIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to FRIC's Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds of Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund of Funds shares. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

      CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company ("State Street") serves as the custodian for FRIC. State Street also provides basic portfolio recordkeeping required for each of the Underlying Funds for regulatory and financial reporting purposes. For these services, State Street is paid the following annual fees, which will be billed and payable on a monthly basis:


CUSTODY


      DOMESTIC CUSTODY (UNDERLYING FUNDS)





            -     First $10 billion in average daily net assets - 0.50%,

            -     Over $10 billion - 0.40%.


      GLOBAL CUSTODY (UNDERLYING FUNDS)


            - First $1 billion in month end net assets - 0.06% - 0.35% depending on the geographic classification of the investments in the international funds,



            - Over $1 billion - 0.03% - 0.35% depending on the geographic classification of the investments in the international funds; and

            - A transaction charge ranging from $20 - $110 depending on the geographic classification of the investments in the international funds.


      ALL CUSTODY (UNDERLYING FUNDS)


            - Portfolio transaction charges range from $5.00 - $25.00 depending on the type of transaction;



            -     Futures and Options charges are $5.00;



            - Monthly pricing fees of $375.00 per portfolio and $8.25 per security (not applicable to money market funds);



            - Annual fee per fund using fair valuation pricing service of $4,000;



            -     On-line access charges of $2,500 per fund; and



            - Reimbursement of out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on cash reserves will be used to offset the Funds' custodian expense.



      ALL CUSTODY (FUNDS OF FUNDS)



                  - Portfolio transaction charges for the Funds of Funds are equal to $5.00 each. In addition, interest earned on cash reserves will be used to offset the Funds of Funds' and Underlying Funds' custodian expense, as applicable.



FUND ACCOUNTING (SUBJECT TO A MINIMUM FUND ACCOUNTING FEE PER FUND OF $30,000):


      DOMESTIC FUND ACCOUNTING (UNDERLYING FUNDS)


                        -     $7,500 per portfolio; and



                        -     0.0125% of average daily net assets.


      INTERNATIONAL FUND ACCOUNTING (UNDERLYING FUNDS)


                        -     $7,500 per portfolio per year; and



                        -     0.02% of month end net assets.



      FUNDS OF FUNDS ACCOUNTING



                        -     $3,100 annually per fund of funds



      YIELD CALCULATION SERVICES (UNDERLYING FUNDS)



                        -     $4,200 per fixed income fund.



      TAX ACCOUNTING SERVICES



                        - $3,500 per fund annually (not applicable to money market funds).


The mailing address for State Street Bank and Trust Company is: 1776 Heritage Drive, North Quincy, MA 02171.


MULTIPLE CLASS CHARGES. In addition to the charges listed above, the Underlying Funds and the Funds of Funds pay multiple class charges as follows: 1 class, no charge; each additional class, $5,100 annually per class.


      TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as Transfer Agent for FRIC. For this service FRIMCo is paid a per-account fee for transfer agency and dividend disbursing services provided to FRIC. From this fee, which is based upon the number of shareholder accounts, systems capabilities and total assets of the Funds, FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCo is also reimbursed by FRIC for certain out-of-pocket expenses, including postage, taxes, wires, stationery and telephone. The Funds of Funds' investments in the Underlying Funds will not be charged a fee. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

      ORDER PLACEMENT DESIGNEES. FRIC has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for FRIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on FRIC's behalf. With respect to those intermediaries, FRIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund's net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to FRIC.

      INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as the independent accountants of FRIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted auditing standards and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

      CODES OF ETHICS. FRIC, FRIMCo and the Distributor have each adopted a Code of Ethics as required under SEC Rule 17j-1. These Codes permit personnel subject to the Codes to invest in securities, which may include securities in which the Underlying Funds can invest. Personal investments are subject to the regulatory and disclosure provisions of the respective Codes. In addition, each Money Manager has adopted a Code of Ethics under Rule 17j-1. The table below indicates whether each Money Manager's Code of Ethics permits personnel covered by the Code to invest in securities and, where appropriate, to invest in securities in which an Underlying Fund advised by that Money Manager may invest.

                                                                                                             DOES THE CODE CONTAIN
                                                                                                              ALL OF THE REQUIRED
                                 PERSONAL INVESTING            ARE INVESTMENTS IN SECURITIES OWNED                RULE 17J-1
      MONEY MANAGER                   ALLOWED?                   BY THE ADVISED SUB-TRUST ALLOWED?                PROVISIONS?
----------------------------------------------------------------------------------------------------------------------------------
AEW Management and                Yes                         No                                                 Yes
Advisors, L.P.
----------------------------------------------------------------------------------------------------------------------------------
Alliance Capital                  Yes                         Yes, but not in securities with pending            Yes
Management L.P. through its                                   or possible client buy or sell orders
Bernstein Investment
Research and Management
Unit
----------------------------------------------------------------------------------------------------------------------------------
AQR Capital Management,           Yes                         Yes, but not in securities on a                    Yes
LLC                                                           restricted list
----------------------------------------------------------------------------------------------------------------------------------
Ark Asset Management Co.,         Yes                         Yes, but not in securities with pending            Yes
Inc.                                                          or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Aronson + Johnson + Ortiz,        Yes                         Yes, but not in securities with pending            Yes
 LP                                                           or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Arrowstreet Capital, Limited      Yes                         Yes                                                Yes
Partnership
----------------------------------------------------------------------------------------------------------------------------------
Axiom International               Yes                         Yes, but not in securities with pending            Yes
Investors LLC                                                 or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Barclays Global Fund              Yes                         Yes, but not in securities with pending            Yes
 Advisors                                                     or possible client buy or sell orders
                                                              and certain blackouts apply to
                                                              securities of Barclays PLC and
                                                              securities underwritten by Barclays
                                                              affiliates
----------------------------------------------------------------------------------------------------------------------------------
The Boston Company Asset          Yes                         Yes, but not in securities with pending            Yes
Management, LLC                                               or possible client buy or sell orders,
                                                              also, certain persons may not purchase
                                                              securities issued by financial services
                                                              organizations
---------------------------------------------------------------------------------------------------------------------------------
Capital International, Inc.       Yes                         Yes                                                Yes
-----------------------------------------------------------------------------------------------------------------------------------
CapitalWorks Investment           Yes                         Yes, but not in securities with pending            Yes
Partners, LLC                                                 or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
David J. Greene and               Yes                         Yes                                                Yes
Company, LLC
----------------------------------------------------------------------------------------------------------------------------------
Delaware International            Yes                         Yes, but not in securities with pending            Yes
Advisers Ltd.                                                 or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Delaware Management               Yes                         Yes, but not in securities with pending            Yes
Company, a series of                                          or possible client buy or sell orders
Delaware Management
Business Trust
----------------------------------------------------------------------------------------------------------------------------------
Delphi Management, Inc.           Yes                         Yes, but not in securities with pending            Yes
                                                              or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Fidelity Management &             Yes                         Yes, but cannot purchase closed-end                Yes
----------------------------------------------------------------------------------------------------------------------------------

Research Company                                              funds for which Fidelity performs
                                                              pricing and bookkeeping, securities of
                                                              certain broker-dealers or interests in
                                                              hedge funds and investment clubs
----------------------------------------------------------------------------------------------------------------------------------
F&C Emerging Markets              Yes                         Yes, cannot purchase securities                    Yes
Limited                                                       on a restricted list
----------------------------------------------------------------------------------------------------------------------------------
Frank Russell Investment          Yes                         Yes, but not in securities with pending            Yes
Management Company Yes                                        or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Franklin Portfolio                Yes                         Yes, but not in securities with pending            Yes
Associates, LLC                                               or possible client buy or sell orders,
                                                              also, certain persons may not invest in
                                                              securities of financial services
                                                              organizations
----------------------------------------------------------------------------------------------------------------------------------
Geewax, Terker & Company          Yes                         Yes, but not in securities with pending            Yes
                                                              or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Genesis Asset Managers,           Yes                         Yes, but not in securities with pending            Yes
LLP                                                           or possible  client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Asset               Yes                         Yes, but not in securities with pending            Yes
Management, L.P.                                              or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Gould Investment Partners         Yes                         Yes                                                Yes
LLC
----------------------------------------------------------------------------------------------------------------------------------
Institutional Capital             Yes                         No                                                 Yes
Corporation
----------------------------------------------------------------------------------------------------------------------------------
INVESCO Institutional             Yes                         Yes, but not in securities on                      Yes
(N.A.), Inc., through its                                     a restricted list
INVESCO Real Estate
Division
----------------------------------------------------------------------------------------------------------------------------------
Jacobs Levy Equity                Yes                         Yes, but not in securities with pending            Yes
Management, Inc.                                              or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
John A. Levin & Co., Inc.         Yes                         Yes, subject to blackout periods                   Yes
----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Investment            Yes                         Yes, but not in securities with pending            Yes
Management Inc.                                               or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Kayne Anderson Rudnick            Yes                         Yes, but not in securities on a restricted         Yes
Investment Management,                                        list
LLC
----------------------------------------------------------------------------------------------------------------------------------
Lincoln Capital Fixed             Yes                         Yes, but  not in securities with pending           Yes
Income Management                                             or possible client buy or sell orders
Company
----------------------------------------------------------------------------------------------------------------------------------
Marsico Capital Management       Severely restricts personal  No                                                 Yes
Company, LLC                     trading except for certain
                                 specific transactions such
                                 as the purchase of mutual
                                 fund shares, commercial
                                 paper, etc.
----------------------------------------------------------------------------------------------------------------------------------
Marvin & Palmer Associates,      Yes                          Yes                                                Yes
Inc.
----------------------------------------------------------------------------------------------------------------------------------
Merganser Capital                Yes                          Yes, but may not enter into                        Yes
Management L.P.                                               transactions that may result in
                                                              conflicts of interest with clients
----------------------------------------------------------------------------------------------------------------------------------
MFS Institutional Advisors,      Yes                          Yes, but not in securities with pending            Yes
Inc.                                                          or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Montag & Caldwell, Inc.          Yes                          Yes, but not in securities on a                    Yes
                                                              restricted stock list
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Investment        Yes                          Yes, but not in securities with pending            Yes
Management Inc.                                               or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Oechsle International            Yes                          Yes, but not in securities with pending            Yes
Advisors, LLC                                                 or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Pacific Investment               Yes,but must use a           Yes, but not in securities with pending            Yes
Management Company LLC           registered broker for        or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------

                                 transactions in
                                 publicly traded securities
----------------------------------------------------------------------------------------------------------------------------------
Roxbury Capital                  Yes                          Yes, but not in securities with pending            Yes
Management, LLC                                               or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
RREEF America L.L.C.             Yes                          Yes, but transactions in securities                Yes
                                                              with pending or possible client buy or sell
                                                              orders require prior approval
----------------------------------------------------------------------------------------------------------------------------------
Sands Capital Management,        Yes                          Yes, subject to blackout periods                   Yes
Inc.
----------------------------------------------------------------------------------------------------------------------------------
Schneider Capital                Yes                          Yes, but not in securities with pending            Yes
Management Corporation                                        client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
STW Fixed Income                 Yes                          Yes, but not in securities with pending            Yes
Management Ltd.                                               or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Suffolk Capital Management,      Yes                          Yes, but not in securities with pending            Yes
 LLC                                                          or possible client buy or sell orders
                                                              or in securities of which 10% or more are
                                                              held in portfolios managed by Suffolk
----------------------------------------------------------------------------------------------------------------------------------
Systematic Financial             Yes                          Yes, but not in securities with pending            Yes
Management, L.P.                                              or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
TimesSquare Capital .            Yes                          Yes, but not in securities with pending            Yes
Management, Inc                                               or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International,     Yes                          Yes, but not in securities with pending            Yes
Inc.                                                          or possible client buy or sell orders
----------------------------------------------------------------------------------------------------------------------------------
Turner Investment Partners,      Yes                          Yes, but not in securities in which the            Yes
Inc.                                                          adviser has a adviser has a long or short position
                                                              or with pending or possible client buy or
                                                              sell orders
----------------------------------------------------------------------------------------------------------------------------------


      PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the "SEC") Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of trustees that is filed with the SEC. The Board has taken the following actions:

      - At a meeting held on April 22, 1996, the Board adopted a plan pursuant to Rule 18f-3 (the "Rule 18f-3 Plan") on behalf of each Fund that issues multiple classes of Shares (each a "Multiple Class Fund").

      - At a meeting held on June 3, 1998, the Board amended the Rule 18f-3 Plan to create classes for the Institutional Funds.

      - On November 9, 1998, the Board again amended the Rule 18f-3 Plan to revise the previously authorized classes.

      - On August 9, 1999, the Board amended the Rule 18f-3 Plan to create classes for the Tax-Managed Mid & Small Cap Fund, Tax-Managed Large Cap Fund and the Tax-Managed Global Equity Fund.

      - On November 22, 1999, the Board amended the Rule 18f-3 Plan to create Class A Shares for all Funds except the Institutional Funds and the money market funds.

      - On August 7, 2000 the Board amended the Rule 18f-3 Plan (i) to create Class B Shares of all Funds except the Institutional Funds,
            (ii) to create Class A Shares, Class C Shares, Class E Shares and Class S Shares of the Select Growth Fund and Select Value Fund,
            (iii) to create Class E Shares of the Tax-Managed Mid & Small Cap Fund, Tax-Managed Large Cap Fund, and Tax-Managed Global Equity Fund; (iv) to redesignate the existing Class S Shares of the money market funds as Class I Shares and create new Class A and Class S Shares of the money market funds; and (v) to permit holders of Class B Shares who have paid the applicable contingent deferred sales charge to exchange those Shares for A Shares of the same Fund without imposition of the Class A front-end Sales Charge.

      - On October 27, 2000 the Board amended the Rule 18f-3 Plan (i) to revoke the August 7, 2000 redesignation of the Class S Shares of the money market funds as Class I Shares, (ii) to revoke the creation of new Class S Shares of the money market funds, and (iii) to create Class I Shares and Class Y Shares of the Select Growth Fund and Select Value Fund.


      - On February 25, 2002, the Board amended the Rule 18f-3 Plan to add Class I and Class Y to each of the Real Estate Securities and Short Duration Bond Funds.



      - On October 8, 2002, the Board amended the Rule 18f-3 Plan to create Class A, Class B and Class C Shares of the Russell Multi-Manager Principal Protected Fund.


      - On November 25, 2002, the Board amended the Rule 18f-3 Plan with respect to all FRIC Funds, other than the Russell Multi-Manager Principal Protected Fund, to remove the Class A Shares from the Shareholder Services Plan and to add the Class A Shares to the 12b-1 Distribution Plan.

      - On August 24, 2004, the Board amended the Rule 18f-3 Plan to create Class D, Class E and Class S Shares of the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds.


      For purposes of this Statement of Additional Information, each Fund that issues multiple classes of Shares is referred to as a "Multiple Class Fund." The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

      DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Fund of Funds has adopted a distribution plan (the "Distribution Plan") in accordance with the Rule.

      In adopting the Distribution Plan for each Fund of Funds, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of FRIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the "Independent Trustees"), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Fund of Funds and its shareholders. In connection with the Trustees' consideration of whether to adopt the Distribution Plan for each Fund of Funds, the Distributor, as the Funds of Funds' principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Funds of Funds by enabling those Funds of Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Fund of Funds would have.

      For each Fund of Funds, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A, Class B, Class C and Class D Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, FRIC makes no distribution payments to the Distributor with respect to Class A, Class B, Class C or Class D Shares except as described above. Therefore, FRIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from FRIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by FRIC under the Distribution Plan.

      For each Fund of Funds, the Distribution Plan provides that each Fund of Funds may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A, Class B, Class C and Class D Shares for any activities or expenses primarily intended to result in the sale of Class A, Class B, Class C and Class D Shares of such Fund of Funds. Such payments by FRIC will be calculated daily and paid periodically and shall not be made less frequently than quarterly. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund of Funds or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Fund of Funds present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund of Funds are present or represented by proxy (a "1940 Act Vote") and a vote of the Trustees, including a majority of the Independent Trustees. For the Funds of Funds, the Distribution Plan does not provide for those Funds of Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Fund of Funds, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund of Funds or (ii) a 1940 Act Vote.

      Under the Distribution Plan, the Funds of Funds may also enter into agreements ("Selling Agent Agreements") with Financial Intermediaries and with the Distributor to provide sales support services with respect to Fund of Funds Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this Statement as "Selling Agents."

      Under the Distribution Plan, the following Funds of Funds' Class A, Class C and Class D Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2003, 2002 and 2001 (these amounts were for compensation to dealers):


                                 CLASS A      CLASS C       CLASS D       CLASS C       CLASS D       CLASS C      CLASS D
                                 -------      -------       -------       -------       -------       -------      -------
       FUNDS OF FUNDS           10/31/03     10/31/03      10/31/03      10/31/02      10/31/02      10/31/01      10/31/01
       --------------           --------     --------      --------      --------      --------      --------      --------
Equity Aggressive Strategy    $    2,851    $  471,032    $  189,700    $  351,730    $   64,302    $  320,406    $  32,589
Aggressive Strategy               15,673     1,085,584       342,109       721,358        89,064       563,844       31,529
Balanced Strategy                 32,988     2,010,108       640,241     1,238,254       186,599       801,287       53,751
Moderate Strategy                 13,228       475,733       236,020       212,449        44,565       110,059        8,409
Conservative Strategy              5,075       309,450       146,979       108,431        28,027        41,560        5,323
Tax-Managed Global Equity             NA        73,918            NA        68,725            NA        61,948           NA



      No Class B Shares and no Shares of the LifePoints Strategy Funds were issued during the periods shown. Class A Shares were first issued on March 2, March 3, March 4, March 5 and March 10, 2003 for Equity Aggressive Strategy Fund, Conservative Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund and Aggressive Strategy Fund, respectively.



      SHAREHOLDER SERVICES PLAN. A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds of Funds ("Servicing Plan"). The Servicing Plan was adopted on April 22, 1996 and amended on June 3, 1998, November 9, 1998, August 9, 1999, November 22, 1999, August 7, 2000, November 25, 2002 and ____________, 2004. This plan is referred to as the "Service Plan."



      Under the Service Plan, FRIC may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of Class B, Class C, Class D or Class E, offering such Shares ("Servicing Agents"), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of Class B, Class C, Class D or Class E. Such payments by FRIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Shares of Class B, Class C, Class D or Class E may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund of Funds' Class B, Class C, Class D, or Class E Shares.


      Among other things, the Service Plan provides that (1) the Distributor shall provide to FRIC's officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Fund of Funds' Shares, by a vote of a majority of the Independent Trustees.

      Under the Service Plan, the following Funds of Funds' Class C, Class D and Class E Shares accrued expenses in the following amounts payable to the Distributor, for the fiscal year ended October 31, 2003:

       FUNDS OF FUNDS                         CLASS C          CLASS D       CLASS E
       --------------                         -------          -------       -------
Equity Aggressive Strategy Fund               $157,010        $189,700       $321,278
Aggressive Strategy Fund                       361,861         342,109        464,795
Balanced Strategy Fund                         670,036         640,241        851,272
Moderate Strategy Fund                         158,578         236,020        208,428
Conservative Strategy Fund                     103,150         146,979        345,248
Tax-Managed Global Equity Fund                  24,639              NA             NA


No Class B Shares or Shares of the LifePoints Strategy Funds were issued during the period shown.


      UNDERLYING FUND EXPENSES. The Underlying Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Underlying Funds is the annual advisory fee and annual administrative fee, each payable to FRIMCo. The Underlying Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records payable to FRC; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of FRIC to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

      Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets.

      As of the date of this Statement, FRIMCo has contractually agreed to waive and/or reimburse until February 28, 2005 all or a portion of its advisory and administrative fees with respect to certain Underlying Funds.

      FUND OF FUNDS OPERATING EXPENSES. Each Fund of Funds is expected to have a low operating expense ratio although, as a shareholder of the Underlying Funds, each Fund of Funds indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. It is currently contemplated that all other operating expenses (legal, accounting, etc.) except for the 0.20% advisory fee and any Rule 12b-1 Fees and Shareholder Service Fees will be paid for in accordance with these Special Servicing Agreements (each a "Servicing Agreement") among each Fund of Funds, its Underlying Funds and FRIMCo. Under the Servicing Agreement, FRIMCo arranges for all services pertaining to the operations of the Funds of Funds, including transfer agency services but not including any services covered by the Funds of Funds' advisory fee or any Rule 12b-1 or Shareholder Service Fees. However, it is expected that the additional assets invested in the Underlying Funds by the Funds of Funds will produce economies of operations and other savings for the Underlying Funds which will exceed the cost of the services required for the operation of the Funds of Funds. In this case, the Servicing Agreement provides that the officers of FRIC, at the direction of the Trustees, may apply such savings to payment of the aggregate operating expenses of Funds of Funds which have invested in that Underlying Fund, so that the Underlying Fund will bear those operating expenses in proportion to the average daily value of the shares owned by the Funds of Funds, provided that no Underlying Fund will bear such operating expenses in excess of the estimated savings to it. In the event that the aggregate financial benefits to the Underlying Funds do not exceed the costs of the Funds of Funds, the Servicing Agreement provides that FRIMCo will bear that portion of costs determined to be greater than the benefits. Those costs include Fund accounting, custody, auditing, legal, and blue sky, as well as organizational, transfer agency, prospectus, shareholder reports, proxy, administrative and miscellaneous expenses.

      PURCHASE, EXCHANGE AND REDEMPTION OF FUND OF FUNDS SHARES. As described in the Prospectus, the Funds of Funds provide you with different classes of shares based upon your individual investment needs.

      Each class of shares of a Fund of Funds represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

      Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the Distribution Plans or the Shareholder Services Plans for that class (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.


      The following classes of shares are available for purchase. See the applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees. Class D Shares are only available to employee benefit plans and other plans and are not available to any other category of investor. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.


CLASS A SHARES OF THE LIFEPOINTS FUNDS

      Class A shares are sold at offering price, which is the net asset value plus an initial sales charge as follows.

      The LifePoints Funds receive the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.

                                                                                       BROKER/DEALER
                                                 SALES CHARGE      SALES CHARGE         COMMISSION
                    AMOUNT OF                      AS A % OF       AS A % OF NET          AS A % OF
                YOUR INVESTMENT                 OFFERING PRICE    AMOUNT INVESTED      OFFERING PRICE
                ---------------                 --------------    ---------------      --------------
Less than $50,000..........................          5.75%            6.10%                5.00%
$50,000 but less than $100,000.............          4.50%            4.71%                3.75%
$100,000 but less than $250,000............          3.50%            3.63%                2.75%
$250,000 but less than $500,000............          2.50%            2.56%                2.00%
$500,000 but less than $1,000,000..........          2.00%            2.04%                1.60%
$1,000,000 or more.........................          --0--*           --0--*             up to 1.00%

* Purchases of Class A Shares of the LifePoints Funds and FRIC's Money Market Fund of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is retained by the Distributor at the time of redemption. The deferred sales charge may be waived as described below under "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge".

      Financial Intermediaries receive up to 90% of the initial sales charge and may be deemed to be underwriters of the LifePoints Funds as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A shares may also receive the distribution fee payable under the Funds of Funds' distribution plan at an annual rate equal to up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.





      SALES CHARGE WAIVERS AND REDUCTIONS


      CUMULATIVE PURCHASE DISCOUNT. The reduced initial sales load reflected in the sales charge table above applies to aggregate purchases of Class A shares of the LifePoints Funds and FRIC's Money Market Fund made by related accounts on the same day through one Financial Intermediary. Investors must notify their Financial Intermediary at the time an order is placed for a purchase which would qualify for the reduced initial sales charge on the basis of same day purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced initial sales charge will not be applied if such notification is not furnished at the time of the order. The reduced initial sales charge will also not be applied unless the records of the Distributor confirm the investor's representations concerning his holdings.

      For purchases to be aggregated for the purpose of qualifying for the Cumulative Purchase Discount, they must be made on the same day through one Financial Intermediary. Initial sales charge discounts are available for certain aggregated investments. The following purchases made by related accounts may be aggregated to determine the initial sales charge:

   1. Purchases by a trustee purchasing for a single estate/fiduciary account


   2. Purchases by an individual, spouse (or the equivalent thereof if recognized under local law), or their minor children purchasing for his/her own account



   3. Purchases by business accounts solely controlled by you or your immediate family (your spouse, or the equivalent thereof if recognized under local law, and minor children)


   4. Purchases by tax-exempt organizations (as defined in Section 501(c)(3) of the IRC)

   5. Purchases by employee benefit plans of a single employer or of affiliated employers

   6. Combined purchases of or exchanges for two or more LifePoints Funds and/or FRIC's Money Market Fund and

   7. Purchases by a trustee/fiduciary for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating shares.

      Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

      INITIAL SALES CHARGE WAIVERS. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:



   1. Sales to FRIC trustees and employees of FRIC (including retired trustees and employees); to the immediate families of such persons (a spouse, or, effective July 1, 2004, domestic partner, and minor children, including the surviving spouse or, effective July 1, 2004, domestic partner, of a deceased board member or employee); or to a pension, profit-sharing or other benefit plan for such persons



   2. Offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise

   3. Purchases by shareholders who have redeemed Class A shares in a LifePoints Fund and who wish to reinvest their redemption proceeds in another LifePoints Fund, provided the reinvestment is made within 90 calendar days of the redemption

   4. Sales to employer sponsored Defined Contribution plans investing $1 million or more or with 100 or more eligible employees

   5. Sales to retirement plans, endowments or foundations with $50 million or more in assets


   6. Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds' Distributor to sell Class A Shares of the LifePoints Funds and sales to a current spouse or the equivalent thereof if recognized under local law, child (21 or under), parent, step-child (21 or under with respect to current marriage only) of such registered representative or to a family trust in the name of such registered representative


   7. Sales to trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of more $50 million


   8. Shares purchased by a Broker/Dealer for a managed account that is charged an asset-based fee (Employee benefit plans/403(b) programs do not qualify)



   9. Accounts managed by Frank Russell Company or its subsidiaries



  10. Shares purchased by tax-exempt organizations (as defined in Section 501(c)(3) of the IRC)



  11. Shares purchased through accounts that are part of certain qualified fee-based programs.



      RIGHT OF ACCUMULATION. Class A shares of the LifePoints Funds may be purchased by any person at a reduced initial sales charge or at net asset value by accumulating the dollar amount of the new purchase and the total net asset value of all Class A shares of any LifePoints Fund and FRIC's Money Market Fund then held by such person and his immediate family (spouse, or the equivalent thereof if recognized under local law, and minor children) and applying the initial sales charge applicable to such cumulative total. The current value of your holdings is determined at the NAV at the close of business on the day you purchase the Class A shares to which the current value of your holdings will be added. In order to obtain such discount, you must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced initial sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional information is available from the LifePoints Funds or your Financial Intermediary.



      LETTER OF INTENT - CLASS A SHARES. You may reduce your Class A initial sales charge by establishing a non-binding letter of intent ("LOI"). A LOI allows you to combine purchases of all Class A shares of the LifePoints Funds and FRIC's Money Market Fund you intend to make over a 13-month period to determine your initial sales charge. At your request, purchases made during the previous 90 days may be included, but any appreciation of your investment or reinvested dividends will not be included. A portion of your account (up to 5%) may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. You will earn income, dividends, and capital gain distributions on escrowed shares. Your escrowed shares will be released when you have invested the amount provided for in your LOI.

      If you purchase more than the amount specified in the LOI and qualify for additional initial sales charge reductions, your reduction will be calculated at the end of the 13 month period and the surplus will be used to purchase additional Class A shares at the then-current offering price applicable to the total investment. If you purchase less than the amount specified in the LOI within a 13 month period, your initial sales charge will be adjusted upward at the end of the 13 month period. This adjustment will be made by redeeming shares from your account to cover the additional initial sales charge.

      DEFERRED SALES CHARGE PROVISIONS. You do not pay an initial sales charge when you buy $1,000,000 or more of Class A Shares of the LifePoints Funds and FRIC's Money Market Fund. However, if you redeem any of those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the shares being redeemed or the net asset value of those shares at the time of redemption. Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are considered to be redeemed first followed by the Class A Shares you have held the longest.

      WAIVERS OF DEFERRED SALES CHARGE. The deferred sales charge may be waived on:

   1. exchanges for Class A Shares of other LifePoints Funds

   2. redemptions of Class A Shares within 12 months following the death or disability of the shareholder

   3. redemptions of Class A shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2

   4. involuntary redemptions

   5. redemptions of Class A Shares to effect a combination of a LifePoints Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

           REINSTATEMENT PRIVILEGES. You may reinvest an amount equal to all or a portion of the redemption proceeds from a redemption of Class A Shares of a LifePoints Fund in Class A Shares of that LifePoints Fund or another LifePoints Fund at the net asset value next determined after receipt of your purchase order in proper form if such reinvestment is made within 90 days of such redemption. You must reinstate Class A Shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to a LifePoints Fund and certain restrictions may apply. For purposes of the deferred sales charge on Class A shares, the holding period will continue as if the Class A Shares had not been redeemed.

      EXCHANGE PRIVILEGE. Generally, you may exchange your Class A Shares of a LifePoints Fund for Class A Shares of another LifePoints Fund or FRIC's Money Market Fund without paying an initial sales charge. If you exchange Class A Shares of FRIC's Money Market Fund for Class A Shares of a LifePoints Fund, and have not previously paid an initial sales charge for the assets involved in the exchange, you will pay the applicable initial sales charge for the Class A Shares of that LifePoints Fund. Exchanges have the same tax consequence as ordinary sales and purchase. Please contact your Financial Intermediary and/or tax adviser for more detailed information.


CLASS C SHARES OF THE LIFEPOINTS FUNDS AND THE TAX-MANAGED GLOBAL EQUITY FUND



      Financial Intermediaries that sell Class C shares will receive the shareholder services fee payable under the Funds of Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C shares sold by them and the distribution fee payable under the Funds of Funds' distribution plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C shares sold by them.



CLASS D SHARES OF THE LIFEPOINTS FUNDS AND LIFEPOINTS STRATEGY FUNDS



      Financial Intermediaries that sell Class D shares will receive the shareholder services fee payable under the Funds of Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C shares sold by them and the distribution fee payable under the Funds of Funds' distribution plan at an annual rate equal to up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class D shares sold by them.



CLASS E SHARES OF THE FUNDS OF FUNDS



      Financial Intermediaries that sell Class E shares will receive the shareholder services fee payable under the Funds of Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E shares sold by them.

CLASS S SHARES OF THE FUNDS OF FUNDS



      Financial Intermediaries will receive no shareholder services or distribution fees for Class S shares.


FREQUENT TRADING

      THE FUNDS OF FUNDS DO NOT KNOWINGLY PERMIT MARKET-TIMING. DO NOT INVEST IN THE FUNDS OF FUNDS IF YOU ARE A MARKET-TIMER. The Funds of Funds are intended for long-term investors. Frequent trading of Fund of Funds shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the Funds of Funds. Short-term or excessive trading into and out of the Funds of Funds may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund of Funds shareholders, including long-term investors who do not generate such costs. Accordingly, if a Fund of Funds is able to determine that you are engaging in this type of activity a Fund of Funds may at its sole discretion suspend or terminate your trading privileges. The Funds of Funds will use reasonable efforts to detect market timers, but may not be able to detect market timing in all types of accounts, such as accounts held through Financial Intermediaries. A Fund of Funds may consider a shareholder's trading history in any FRIC fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate your trading privileges. This policy will not affect any shareholder's redemption rights.

MINIMUM INITIAL INVESTMENT REQUIREMENTS.


      There is currently no required minimum initial investment for Shares of the Funds of Funds. However, each Fund of Funds reserves the right to close any account for Class A, C, E or S Shares whose balance falls below $1,000. Class D Shares are only available to employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Shares in plan level or omnibus accounts on behalf of participants. Class D Shares are not available to any other category of investor including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or individual 403(b) plans. Each Fund of Funds reserves the right to change the categories of investors eligible to purchase its Shares.


UNCASHED CHECKS.

        Please make sure you promptly cash checks issued to you by the Funds of Funds. If you do not cash a dividend, distribution, or redemption check, the Funds of Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds of Funds are sure that they have a valid address for you. After 180 days, the Funds of Funds will no longer honor the issued check and, after attempts to locate you, the Funds of Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

REFERRAL FEES.

        The Distributor may enter into written agreements with certain Financial Intermediaries in which it agrees to pay a client service or referral fee out of its own resources, to such intermediaries in connection with their performing ongoing client service activities with respect to referred clients. Each prospective shareholder on whose behalf a fee may be paid will receive from the intermediary a disclosure statement setting forth the details of the arrangement and describing the fee to be received by the intermediary.

      VALUATION OF THE FUND OF FUNDS SHARES. The net asset value per share of each Class of Shares is calculated separately for each Fund of Funds on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday, except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund's assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent.

      PRICING OF SECURITIES. The Class S Shares of the Underlying Funds held by each Fund of Funds are valued at their net asset value. The Emerging Markets, International Securities, Diversified Bond and Multistrategy Bond Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to FRIMCo to administer. Market quotations for non-US securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in US market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-US markets on which such securities are traded. If you hold Shares in a Fund of Funds that invests in these Underlying Funds which hold portfolio securities listed primarily on non-US exchanges, the net asset value of that Fund of Funds' Shares may change on a day when you will not be able to purchase or redeem that Fund of Funds' Shares. This is because the value of those Underlying Funds' portfolio securities may change on weekends or other days when the Fund of Funds does not price its Shares.



      PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to FRIMCo, as FRIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds of Funds and Underlying Fund may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). FRIMCo has also hired a third party service provider to serve as proxy administrator ("Administrator"), although FRIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.



      The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of FRIMCo's clients and to enable the Committee to resolve any material conflicts of interest between the Fund of Funds or Underlying Funds on the one hand, and FRIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.


      The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines. Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.


      Information on how the Funds of Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.russell.com and on the SEC's website at http://www.sec.gov.


      PORTFOLIO TURNOVER RATES OF THE FUNDS OF FUNDS. The portfolio turnover rate for each Fund of Funds is calculated by dividing the lesser of purchases or sales of Underlying Fund Shares for the particular year, by the monthly average value of the Underlying Fund Shares owned by the Funds of Funds during the year. The Funds of Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund of Funds' Shares; (ii) change the percentages of each Fund of Funds' assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund of Funds' assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

      The portfolio turnover rates for the fiscal years ended October 31, 2003 and 2002 were:

         FUNDS OF FUNDS                     10/31/03    10/31/02
         --------------                     --------    --------
Equity Aggressive Strategy Fund               17.81%      29.86%
Aggressive Strategy Fund                      15.15       11.73
Balanced Strategy Fund                        18.55       12.18
Moderate Strategy Fund                        11.08       15.16
Conservative Strategy Fund                    30.98       35.08
Tax-Managed Global Equity Fund                59.50       52.55


No Shares of the LifePoints Strategy Funds were issued during the periods shown.

      PORTFOLIO TRANSACTION POLICIES AND TURNOVER RATES OF THE UNDERLYING FUNDS. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them, and by FRIMCo or the money manager for the Underlying Funds' cash reserves. The Underlying Funds, other than the Tax-Managed Large Cap, Tax-Managed Mid & Small Cap and Tax Exempt Bond Funds, do not give significant weight to attempting to realize long-term, rather than short-term, capital gains while making portfolio investment decisions. The portfolio turnover rates for certain multi-manager Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Underlying Fund (or for another series of FRIC) decides to purchase the same security. In addition, when a money manager's services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The Underlying Funds' changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager's portfolio. In view of the Tax-Managed Large Cap and Tax-Managed Mid & Small Cap Funds' investment objective and policies, such Underlying Funds' ability to change money managers may be constrained. The annual portfolio turnover rates for each of the Underlying Funds for the periods ended October 31, 2003 and 2002, respectively, were as follows: Diversified Equity Fund, 110% and 129%; Special Growth Fund, 127% and 125%; Quantitative Equity Fund, 109% and 71%; International Securities Fund, 69% and 79%; Diversified Bond Fund, 147% and 156%; Short Duration Bond Fund, 188% and 164%%; Multistrategy Bond Fund, 282% and 252%; Real Estate Securities Fund, 46% and 68%; Emerging Markets Fund, 95% and 90%; Tax-Managed Large Cap Fund, 127% and 65%; Tax-Managed Mid & Small Cap Fund, 82% and 89%; and Tax Exempt Bond Fund, 37% and 40%.



      BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager of the Underlying Fund or by FRIMCo. FRIC's arrangements with FRIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Underlying Fund. The factors that may be considered in assessing the best overall terms available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, FRIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with FRIC's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


      FRIMCo or a money manager may effect portfolio transactions for the segment of an Underlying Fund's portfolio assigned to the money manager with a broker-dealer affiliated with FRIMCo or the money manager, as well as with brokers affiliated with other money managers.


      The Underlying Funds will effect transactions through Frank Russell Securities, Inc. ("FRS") and its global network of correspondent brokers. FRS is an affiliate of FRIMCo. Trades placed through FRS and its correspondents are used to obtain either research services for FRIMCo, to assist it in its capacity as a manager of managers, to generate commission rebates to the Underlying Funds on whose behalf the trades were made or to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions for the Underlying Funds. For purposes of trading to obtain research services for FRIMCo or to generate commission rebates to the Underlying Funds, the Underlying Funds' money managers are requested to and FRIMCo may, with respect to transactions it places, effect transactions with or through FRS and its correspondents only to the extent that the Underlying Funds will receive competitive execution, price and commissions. Research services provided to FRIMCo by FRS include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates and from Russell/Mellon Analytical Services, Inc. ("RMAS"), an affiliate of FRIMCo, at cost. RMAS, a joint venture between FRC and Mellon Bank, is a major supplier of investment analytics to the investment management industry worldwide. Research provided to FRIMCo will benefit the particular Funds generating the trading activity, but may also benefit other Funds within FRIC and other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Funds will benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.



         Decisions concerning the acquisition of research services by FRIMCo are approved and monitored by a FRC Soft Dollar Committee, which consists principally of employees in research and investment management roles. The committee acts as an oversight body with respect to the provision of all research services to FRIMCo using soft dollars generated by funds managed by FRC affiliates, including the Underlying Funds. In addition, the committee is charged with setting an annual soft dollar budget with respect to research purchases.

      FRS also rebates to the Underlying Funds a portion of commissions earned on certain trading by the Underlying Funds through FRS and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Underlying Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once FRIMCo's research budget has been met.



      FRS retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to FRIMCo or commission recapture to the Funds. Trades through FRS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hire, fire or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates.



      Additionally, a money manager for the Underlying Funds may independently effect transactions through FRS or a broker affiliated with the money manager or another money manager to obtain research services for its own use, including possibly research services provided by RMAS. Research services provided to a money manager are required by law to benefit the Underlying Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Underlying Funds may benefit from research services provided with respect to trading by those other funds and clients.



      BROKERAGE COMMISSIONS. For information regarding brokerage commissions paid by the Underlying Funds and the Underlying Funds' holdings of securities issued by the top ten broker dealers used by those Funds, refer to the Statement of Additional Information for the Underlying Funds.


      YIELD AND TOTAL RETURN QUOTATIONS. The Funds of Funds compute their average annual total return by using a standardized method of calculation required by the SEC, and report average annual total return for each class of Shares which they offer.

      CALCULATION OF AVERAGE ANNUAL TOTAL RETURN.

      Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Fund of Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n) = ERV

      Where:        P        =     a hypothetical initial payment of $1,000;
                    T        =     Average annual total return;
                    (n)      =     Number of years; and
                    ERV      =     Ending redeemable value of a hypothetical
                                   $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

      The calculation assumes that all dividends and distributions of each Fund of Funds are reinvested at the net asset value calculated as described in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

      Calculation of Average Annual Total Return After Taxes on Distributions. Average annual total return after taxes on distributions is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of a Fund of Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n) = ATV(D)

      Where:        P        =     hypothetical initial payment of $1,000.
                    T        =     average annual total return (after taxes
                                   on distributions).
                    (n)      =     number of years.
                    ATV(D)   =     ending value of a hypothetical $1,000 payment
                                   made at the beginning of the 1-, 5-, or
                                   10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      The calculation assumes that all dividends and distributions of each Fund of Funds, less any taxes due on such dividends and distributions, are reinvested at the net asset value calculated as described in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

      The taxable amount and the tax character of each distribution is as specified by a Fund of Funds on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. For example, the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g. tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The required tax rates may vary over the measurement period. All potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not taken into account. The effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax are not taken into account in the calculation. The calculation assumes that no additional taxes or tax credits result from any redemption of shares required to pay such fees. The ending value is determined by assuming a complete redemption at the end of the one, five or ten year period and the deduction of all nonrecurring charges deducted at the end of each period. The calculation assumes that the redemption has no tax consequences.

      CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES.

      Average annual total return after taxes on distributions and sale of fund shares is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of a Fund of Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n) = ATV(DR)

      Where:        P        =     hypothetical initial payment of $1,000.
                    T        =     average annual total return (after taxes on
                                   distributions and redemptions).
                    (n)      =     number of years.
                    ATV(DR)  =     ending value of a hypothetical $1,000 payment
                                   made at the beginning of the 1-, 5-, or
                                   10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

      The calculation assumes that all dividends and distributions of each Fund of Funds, less any taxes due on such dividends and distributions, are reinvested at the price stated in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

      The taxable amount and the tax character of each distribution is as specified by a Fund of Funds on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. For example, the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g. tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The required tax rates may vary over the measurement period. All potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not taken into account. The effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax are not taken into account in the calculation. The calculation assumes that no additional taxes or tax credits result from any redemption of shares required to pay such fees. The ending value is determined by assuming a complete redemption at the end of the one, five or ten year period and the deduction of all nonrecurring charges deducted at the end of each period.

      The ending value is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested dividends is tracked separately. In determining the basis for a reinvested distribution, the distribution net of taxes assumed paid from the distribution is included. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law.

      The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested dividends. It is not assumed that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

      Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law is used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. It is assumed that a shareholder has sufficient gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

      YIELD QUOTATION. For information on the calculation of yields on certain of the Underlying Funds, see the Prospectuses and Statement of Additional Information for the Underlying Funds.

      Each Fund of Funds may, from time to time, advertise non-standard performance, including average annual total return for periods other than 1, 5 or 10 years or since inception.

      Each Fund of Funds may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

      INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES OF THE FUNDS OF FUNDS

      Each Fund of Funds' investment objective is "non-fundamental." Having a non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund of Funds' shareholders. Certain investment policies and restrictions may only be changed with the approval of a majority of each Fund of Funds' shareholders. The vote of a majority of the outstanding voting securities of each Fund of Funds means the vote of the lesser of (a) 67% or more of the voting securities of the Fund of Funds present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund of Funds are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund of Funds. Other policies and restrictions may be changed by a Fund of Funds without shareholder approval. The Funds of Funds' investment objectives are set forth in the respective Prospectus.

      INVESTMENT RESTRICTIONS. Each Fund of Funds is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. The fundamental investment restrictions of the Underlying Funds are listed in the next section.

      NO FUND OF FUNDS MAY:

      1. Purchase securities if, as a result of such purchase, the Fund of Funds' investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

      Because of their investment objectives and policies, investments of the Fund of Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Fund of Funds' investment policies set forth in the Fund of Funds' Prospectus, each of the Funds of Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Fund of Funds will invest (other than the Real Estate Securities Fund and the Money Market
Fund) will not purchase securities, if as a result of such purchase, the Underlying Fund's investments would be concentrated within the meaning of the 1940 Act. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. banks having net assets in excess of $100,000,000.

      2. Purchase or sell real estate; provided that each Fund of Funds may invest in the Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      3. Purchase or sell commodities except that a Fund of Funds may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

      4. Borrow money, except that a Fund of Funds may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

      5. Act as an underwriter except to the extent a Fund of Funds may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

      6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

      7. Issue securities senior to the Fund of Funds' presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund of Funds from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

      With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests more than 25% of the value of its total assets in any one industry or group of industries. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

      Each Fund of Funds is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund-by-Fund basis at the time an investment is being made.

      No Fund of Funds may borrow money for purposes of leveraging or investment.

Under the 1940 Act, each Fund of Funds is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund of Funds must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).

          INVESTMENT RESTRICTIONS AND POLICIES OF THE UNDERLYING FUNDS

      INVESTMENT RESTRICTIONS. Each Underlying Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. For purposes of the following investment restrictions, any reference to "Fund(s)" shall mean the Underlying Fund(s).

      NO UNDERLYING FUND MAY:

      1. Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. Banks having net assets in excess of $100,000,000.

      2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

      4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

      5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

      6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

      7. Issue securities senior to the Fund's presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges,
(b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

      An additional fundamental policy is that the Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

      For purposes of these investment restrictions, the Tax Exempt Bond and Tax Free Money Market Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.

      With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests more than 25% of the value of its total assets in any one industry or group of industries. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

      Each Underlying Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund-by-Fund basis at the time an investment is being made.

      No Underlying Fund may borrow money for purposes of leveraging or investment.

            Under the 1940 Act, each Underlying Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Underlying Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).

            An Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with the Underlying Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, an Underlying Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities FRIMCo believes to be consistent with the Underlying Fund's best interests. During a period in which any Underlying Fund takes a temporary defensive position, the corresponding Funds may not achieve their investment objectives.

      The investment objective and principal investment strategy for each of the Underlying Funds is provided in their Prospectuses. The following table illustrates the investments in which the Underlying Funds primarily invest or are permitted to invest.


                               DIVERSIFIED       SPECIAL       QUANTITATIVE      INTERNATIONAL      DIVERSIFIED      SHORT DURATION
                                 EQUITY          GROWTH           EQUITY          SECURITIES           BOND               BOND
TYPE OF PORTFOLIO SECURITY        FUND            FUND             FUND              FUND              FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks..................    X               X                X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Common stock equivalents
  (warrants)..................     X               X                X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Common stock equivalents
  (options)....................    X               X                X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Common stock equivalents
  (convertible debt
   securities).................    X               X                X                 X                 X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Common stock equivalents
  (depository receipts)........    X               X                X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Preferred stocks...............    X               X                X                 X                 X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Equity derivative
  Securities...................    X               X                X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Debt securities (below
  Investment grade or junk
  bonds).......................                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------------
US government securities.......    X               X                X                 X                 X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Municipal obligations..........                                                                         X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Investment company
  Securities (including ETFs)..    X               X                X                 X                 X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Foreign securities.............    X               X                X                 X                 X                  X
-----------------------------------------------------------------------------------------------------------------------------------


                               MULTISTRATEGY     REAL ESTATE   EMERGING          TAX-MANAGED        TAX-MANAGED
                                   BOND          SECURITIES    MARKETS            LARGE CAP          SMALL CAP       TAX EXEMPT
TYPE OF PORTFOLIO SECURITY         FUND             FUND         FUND               FUND               FUND          BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks..................                      X            X                  X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Common stock equivalents
  (warrants)...................                      X            X
-----------------------------------------------------------------------------------------------------------------------------------
Common stock equivalents
  (options)....................                      X            X                  X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Common stock equivalents
  (convertible debt
   securities).................     X                X            X                  X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Common stock equivalents
  (depository receipts)........                      X                               X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Preferred stocks...............     X                X            X                                     X
-----------------------------------------------------------------------------------------------------------------------------------
Equity derivative
  Securities...................                      X            X                  X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Debt securities (below
  Investment grade or junk
  bonds).......................     X                             X
-----------------------------------------------------------------------------------------------------------------------------------
US government securities.......     X                X            X                  X                  X                X
-----------------------------------------------------------------------------------------------------------------------------------
Municipal obligations..........     X                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------------
Investment company
  Securities (including ETFs)..     X                X            X                  X                  X                X
-----------------------------------------------------------------------------------------------------------------------------------
Foreign securities.............     X                X            X                  X                  X
-----------------------------------------------------------------------------------------------------------------------------------

      OTHER INVESTMENT PRACTICES OF THE UNDERLYING FUNDS. The Underlying Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Underlying Funds, each of which may involve certain special risks. The Glossary located at the back of the SAI describes each of the investment techniques identified below.


                                         DIVERSIFIED     SPECIAL    QUANTITATIVE    INTERNATIONAL    DIVERSIFIED     SHORT DURATION
                                            EQUITY       GROWTH        EQUITY         SECURITIES         BOND             BOND
TYPE OF PORTFOLIO SECURITY                   FUND         FUND          FUND             FUND            FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
Cash reserves.................                X             X             X               X               X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements(1)......                                                                            X                 X
-----------------------------------------------------------------------------------------------------------------------------------
When-issued and forward
  commitment securities.......                                                                            X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase
  Agreements..................                                                                            X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Lending portfolio
  Securities
  not to exceed 33 1/3%
  of total Fund assets........                X             X             X               X               X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities
  (limited to 15% of
  a Fund's net assets)........                X             X             X               X               X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Forward currency
  contracts(2)...............                                                             X               X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Write (sell) call and put
  options on securities,
  securities indexes and
  foreign currencies(3).......                X             X             X               X               X
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on
  securities, securities
  indexes, and currencies(3)..                X             X             X               X               X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate futures
  contracts, stock index
  futures contracts,
  foreign currency
  contracts and options
  on futures(4)...............                X             X             X               X               X                 X
-----------------------------------------------------------------------------------------------------------------------------------
Credit and Liquidity
  Enhancements................
-----------------------------------------------------------------------------------------------------------------------------------


                                         MULTISTRATEGY   REAL ESTATE   EMERGING     TAX-MANAGED      TAX-MANAGED MID     TAX EXEMPT
                                              BOND       SECURITIES     MARKETS      LARGE CAP         & SMALL CAP         BOND
TYPE OF PORTFOLIO SECURITY                    FUND          FUND         FUND           FUND              FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
Cash reserves.................                 X             X            X              X                  X               X
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements(1)......                 X                          X                                                 X
-----------------------------------------------------------------------------------------------------------------------------------
When-issued and forward
  commitment securities.......                 X                          X                                                 X
-----------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase
  Agreements..................                 X                          X                                                 X
------------------------------------------------------------------------------------------------------------------------------------
Lending portfolio
  Securities
  not to exceed 33 1/3%
  of total Fund assets........                 X             X            X              X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities
  (limited to 15% of
  a Fund's net assets)........                 X             X            X              X                  X               X
-----------------------------------------------------------------------------------------------------------------------------------
Forward currency
  contracts(2)................                 X                          X
-----------------------------------------------------------------------------------------------------------------------------------
 Write (sell) call and put
  options on securities,
  securities indexes and
  foreign currencies(3).......                 X             X            X              X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on
  securities, securities
  indexes, and currencies(3)..                 X             X            X              X                  X
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate futures
  contracts, stock index
  futures contracts,
  foreign currency
  contracts and options
  on futures(4)...............                               X            X                                                 X
-----------------------------------------------------------------------------------------------------------------------------------
Credit and Liquidity
  Enhancements................                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------

----------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.


(2) Each of the International Securities, Diversified Bond, Multistrategy Bond, Short Duration Bond and Emerging Markets Funds may not invest more than one-third of its assets in these contracts.


(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

      CASH RESERVES. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect an Underlying Fund's performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests ("cash reserves"). The cash reserves may also include cash awaiting investment or to pay expenses. The Underlying Funds intend to be fully invested at all times. To do so, FRIMCo or a money manager invests the Underlying Funds' cash reserves in short term instruments, including certain FRIC money market funds. In addition to investing in such short term investments, FRIMCo may use an overlay strategy for the Underlying Funds' cash reserves by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities and/or derivatives including index futures contracts, index options and/or index swaps in amounts that expose the cash reserves to the performance of the relevant index. This is intended to cause the Underlying Fund to perform as though its cash reserves were actually invested in those markets while enabling the Underlying Fund to hold cash.

      Each Underlying Fund and its money managers that elects to invest its cash reserves in one or more of FRIC's money market funds does so pursuant to exemptive relief from the SEC. The relief requires that any investment in affiliated money market funds will not exceed 25% of the investing Underlying Funds' total assets. Those money market funds seek to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term money market instruments. The Underlying Funds will invest cash reserves in one or more of FRIC's money market funds only so long as it does not adversely affect the portfolio management and operations of the money market funds and FRIC's other Funds. Those money market funds and the Underlying Funds investing in them treat such investments as the purchase and redemption of money market fund shares. Any Underlying Fund investing in a money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the money market fund, and will have all rights and obligations of a shareholder as provided in FRIC's Master Trust Agreement, including voting rights. However, shares of a money market fund issued to the Underlying Funds will be voted by the Trustees of FRIC in the same proportion as the shares of the money market fund that are held by shareholders who are not Underlying Funds. In addition to the advisory and administrative fees payable by the Underlying Funds to FRIMCo, each Underlying Fund that invests its cash reserves in one or more of FRIC's money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund's operating expenses, which include the advisory and administrative fees that such money market fund pays to FRIMCo. Currently, the cash reserves for all Underlying Funds are invested in FRIC's Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to FRIMCo on the cash reserves invested in the Money market Fund is 0.10% (net of fee waivers and reimbursements). The SEC exemptive order requires that the Underlying Funds' Board determine that the advisory fees incurred in connection with the investment of cash reserves in affiliated money market funds are not for duplicative services. All assets of the Funds of Funds are allocated to Underlying Funds.

      RUSSELL 1000 INDEX. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities and American Depository Receipts.

      The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index.

      Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

      FRC chooses the stocks to be included in the Index solely on a statistical basis and it is not an indication that FRC or FRIMCo believes that the particular security is an attractive investment.

                   CERTAIN INVESTMENTS OF THE UNDERLYING FUNDS

      REPURCHASE AGREEMENTS. An Underlying Fund may enter into repurchase agreements with the seller (a bank or securities dealer) who agrees to repurchase the securities at the Underlying Fund's cost plus interest within a specified time (normally one day). The securities purchased by an Underlying Fund have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased.

      REVERSE REPURCHASE AGREEMENTS. An Underlying Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Underlying Fund's money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of an Underlying Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Underlying Fund's records while a reverse repurchase agreement is in effect.


      HIGH RISK BONDS. The Underlying Funds, other than the Emerging Markets, Short Duration Bond, and Multistrategy Bond Funds, invest their assets only in securities rated BBB- or higher by S&P or Baa3 or higher by Moody's, or in unrated securities judged by the money managers to be of a higher credit quality than those designations. Securities rated BBB- by S&P or Baa3 by Moody's are the lowest ratings which are considered "investment grade" securities, although Moody's considers securities rated Baa3, and S&P considers bonds rated BBB-, to have some speculative characteristics. The Underlying Funds, other than Emerging Markets, Short Duration Bond, and Multistrategy Bond Funds, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings.



      The Emerging Markets, Short Duration Bond, and Multistrategy Bond Funds will invest in "investment grade" securities and may invest up to 5% of its total assets (in the case of the Emerging Markets Fund), 10% of its total assets (in the case of the Short Duration Bond Fund) and 25% of its total assets (in the case of the Multistrategy Bond Fund) in debt securities rated less than BBB-by S&P or Baa3 by Moody's, or in unrated securities judged by the money managers of the Funds to be of comparable quality. These lower rated debt securities are commonly referred to as "junk bonds." Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Underlying Funds' ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Multistrategy Bond, Short Duration Bond and Emerging Markets Funds will seek to reduce the risks associated with investing in such securities by limiting the Funds' holdings in such securities and by the depth of their own credit analysis.


      Securities rated BBB- by S&P or Baa3 by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB-rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

      Securities possessing Moody's Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. For further description of the various rating categories, see "Ratings of Debt Instruments."

      RISK FACTORS. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

      In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund's Shares.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.


      The money managers of the Emerging Markets, Short Duration Bond, and Multistrategy Bond Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.


      ILLIQUID SECURITIES. No more than 15% of an Underlying Fund's net assets (taken at current value) will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Underlying Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). This 10% is counted towards a Fund's 15% limitation on illiquid securities. These policies do not include
(1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. These guidelines adopted by the Board for the determination of liquidity of securities take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, an Underlying Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

      The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A, as explained in their respective Prospectuses) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

      FORWARD COMMITMENTS. An Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with an Underlying Fund's ability to manage its investment portfolio and meet redemption requests. An Underlying Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Underlying Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

      Additionally, under certain circumstances, the International Securities and Emerging Markets Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by the Underlying Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. "Free trade" transactions involve the risk of loss to an Underlying Fund if the other party to the "free trade" transaction fails to complete the transaction after the Fund has tendered cash payment or securities, as the case may be.

      LENDING PORTFOLIO SECURITIES. Cash collateral received by an Underlying Fund when it lends its portfolio securities is invested in high-quality short-term debt instruments, short-term bank collective investment and money market mutual funds (including money market funds advised by FRIMCo for which FRIMCo receives a 0.10% advisory and administrative fee, net of fee waivers and reimbursements), and other investments meeting certain quality and maturity established by the Underlying Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities then to pay for lending transaction costs, and then the remainder is divided between the Underlying Fund and the lending agent.

      Each Underlying Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. An Underlying Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

      An Underlying Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, an Underlying Fund must immediately pay the amount of the shortfall to the borrower.

      OPTIONS, FUTURES AND OTHER FINANCIAL INSTRUMENTS. The Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Underlying Fund's investment or, in certain circumstances, for investment (e.g. as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose an Underlying Fund to an obligation to another party. The Underlying Funds will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Underlying Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

      Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

      Options And Futures. The Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with an Underlying Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Underlying Funds may also use those instruments, provided that FRIC's Board determines that their use is consistent with the Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Underlying Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be for the purposes of hedging or effecting an Underlying Fund's permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Underlying Fund's net assets).

      Options On Securities And Indexes. Each Underlying Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Underlying Funds' ability to hold illiquid securities. The Underlying Funds intend to purchase and write call and put options on specific securities.

      Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in the money" (i.e. where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      An Underlying Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      Over-the-counter options ("OTC Options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC options and the assets used as "cover" for written OTC options are illiquid.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with an Underlying Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, FRIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. An Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization or, in the case of OTC currency transactions, determined to be of equivalent credit by FRIMCo the money manager for the Underlying Fund.

      An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

      An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

      An Underlying Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Underlying Fund. For a call option on an index, the option is covered if the Underlying Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Underlying Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in liquid assets in a segregated account with the Custodian.

      If an option written by an Underlying Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

      To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Fund desires.

      An Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Fund. The premium received for an option written by an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      Risks Associated With Options On Securities And Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

      As the writer of a covered call option, an Underlying Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

      If trading were suspended in an option purchased by an Underlying Fund, the Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Underlying Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

      Options On Foreign Currency. An Underlying Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with an Underlying Fund's investment objective and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. None of the Underlying Funds, other than the Multistrategy Bond and Emerging Markets Funds, currently intends to write or purchase such options.

      Futures Contracts And Options On Futures Contracts. An Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, or stock index futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

      Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

      An Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out before exercise or expiration by an offsetting purchase or sale of an option on a futures contract of the same series.

      There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      An Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. An Underlying Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). An Underlying Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

      An Underlying Fund may enter into futures contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission (the "CFTC"). An Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund's net assets.

      As long as required by regulatory authorities, each Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with an Underlying Fund's investment objective and strategies. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, an Underlying Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

      When a purchase or sale of a futures contract is made by an Underlying Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits.

      A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by an Underlying Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to- market its open futures positions.

      An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Limitations On Use Of Futures And Options On Futures Contracts. An Underlying Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

      When purchasing a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

      When selling a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Underlying Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets).

      When selling a call option on a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Underlying Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

      When selling a put option on a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Underlying Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      The Underlying Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund.

      The requirements for qualification as a regulated investment company also may limit the extent to which an Underlying Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."

      Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements until the position is closed.

      Index Swap Agreements. The Underlying Funds may enter into index swap agreements as an additional overlay strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Underlying Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index).


      Under most swap agreements entered into by these Underlying Funds, the parties' obligations are determined on a "net basis." Consequently, an Underlying Fund's obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. An Underlying Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of an Underlying Fund's portfolio. No Underlying Fund will enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of that Underlying Fund's assets.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

      An Underlying Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Underlying Funds will only enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Underlying Funds' repurchase agreement guidelines.

      Foreign Currency Futures Contracts. The Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

      A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      The Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar or to effect investment transactions consistent with the Underlying Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Underlying Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Underlying Fund may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Underlying Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.


      Forward Foreign Currency Exchange Transactions ("Forward Currency Contracts"). The International Securities, Diversified Bond, Short Duration Bond, Multistrategy Bond and Emerging Markets Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Underlying Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Underlying Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Underlying Funds' portfolio securities are or are expected to be denominated. An Underlying Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. An Underlying Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. If an Underlying Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Underlying Fund's commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

      At or before the maturity of a forward foreign currency contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

      Upon maturity of a forward currency contract, the Underlying Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. An Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Underlying Funds.

      The cost to an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

      If a devaluation is generally anticipated, an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. An Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

      Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

      The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict an Underlying Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Underlying Funds are engaged in that strategy.

      An Underlying Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that an Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above.

      Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.


      Interest Rate Swaps. The Short Duration Bond, Diversified Bond and Multistrategy Bond Funds may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the money managers and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. To the extent that the Funds enter into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.


      The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was not used.

      A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

      Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Currency Exchange Contract And Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

      HEDGING STRATEGIES. The Underlying Funds may use equity or fixed income securities and derivatives such as index futures contracts, futures options, exchange traded and over-the-counter options and/or index or interest rate swaps as overlay strategies for cash reserves held by those Funds. For example: cash reserves are exposed to the performance of appropriate markets through the performance of index futures contracts. As a result, an Underlying Fund will realize gains or losses based on the performance of the appropriate market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Underlying Fund's cash reserves will always be fully exposed to the performance of appropriate markets.


      Financial futures contracts may be used by the International Securities, Diversified Bond, Short Duration Bond, Multistrategy Bond, Emerging Markets and Tax Exempt Bond Funds as a hedge during or in anticipation of adverse market events such as, in the case of the bond Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in the Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.

      The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

      Risk Associated with Hedging Strategies. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting a Fund's hedging strategy.

      In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

            DEPOSITORY RECEIPTS. An Underlying Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund's investment policies, the Underlying Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

      ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Underlying Funds may invest in sponsored and unsponsored ADRs.

      ETF'S OR EXCHANGE TRADED FUNDS. The Underlying Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Funds is subject to a duplicate level of fees if a Fund invests in ETFs.

      Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Underlying Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

      COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


      PREFERRED STOCKS. Preferred stocks are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are "cumulative," meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are "participating" and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.



      CONVERTIBLE SECURITIES. Convertible securities entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, note, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the underlying fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.


      REAL ESTATE INVESTMENT TRUSTS. The Underlying Funds may invest in equity real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. An Underlying Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund's investments in REITs is also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor in the Fund of Funds is subject to a duplicate level of fees if an Underlying Fund invests in REITs.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the underlying fund pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.


      BANK INSTRUMENTS. The Diversified Bond, Short Duration Bond and Multistrategy Bond Funds may invest in bank instruments, which include Eurodollar certificates of deposit ("ECDs"), Eurodollar time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are US dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments.


      INDEXED COMMERCIAL PAPER. Indexed commercial paper is US-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the US dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Currently only the Multistrategy Bond Fund intends to invest in indexed commercial paper, and then only for hedging purposes.

      STRIPS. The Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

      US GOVERNMENT OBLIGATIONS. The types of US government obligations the Underlying Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and
(c) US Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such US government obligations may involve risk of loss of principal and interest. The Underlying Funds may invest in fixed-rate and floating or variable rate US government obligations. The Underlying Funds may purchase US government obligations on a forward commitment basis.

      VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as 90-day US Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

      VARIABLE AMOUNT MASTER DEMAND NOTES. The Money Market Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

      WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

      ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

      MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The forms of mortgage related and other asset-backed securities the Underlying Funds may invest in include the securities described below:

      MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA") which is a wholly owned US government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

      ASSET-BACKED SECURITIES INCLUDING ASSET-BACKED COMMERCIAL PAPER. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

      RISK FACTORS. Prepayment of principal on mortgage or asset-backed securities may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

      LOAN PARTICIPATIONS. The Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing the loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If a corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral.

      MUNICIPAL OBLIGATIONS. "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

      MUNICIPAL BONDS. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications - General Obligation Bonds and Revenue Bonds.

                  GENERAL OBLIGATION BONDS - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

                  REVENUE BONDS - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

                  INDUSTRIAL DEVELOPMENT BONDS - are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

      MUNICIPAL NOTES. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

                  TAX ANTICIPATION NOTES - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

                  BOND ANTICIPATION NOTES - are issued in expectation of a
            municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

                  REVENUE ANTICIPATION NOTES - are issued in expectation of
            receipt of other types of revenues such as certain federal revenues.

                  CONSTRUCTION LOAN NOTES - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

                  PRE-REFUNDED MUNICIPAL BONDS - are bonds no longer secured by the credit of the issuing entity, having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

                  TAX FREE COMMERCIAL PAPER - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

                  TAX FREE FLOATING AND VARIABLE RATE DEMAND NOTES - are
            municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, becomes effective in a stated time period of 1 to 30 days. The rate on the notes is readjusted periodically at a negotiated market clearing rate.

                  TAX FREE PARTICIPATION CERTIFICATES- are tax free floating, or variable rate demand notes which are issued by a bank, insurance company or other financial institution or affiliated organization that sells a participation in the note. The Funds' money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds, including the participation certificates.

                  A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Funds' money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

                  The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

                  DEMAND NOTES. The Tax Exempt Bond, Money Market and Tax Free
            Money Market Funds may purchase municipal obligations with the right to a "put" or "stand-by commitment." A "put" on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is similar to a put except the seller of the commitment is obligated to purchase the municipal obligation on the same day the Fund exercises the commitment and at a price equal to the amortized cost of the municipal obligation plus accrued interest. The seller of the put or stand-by commitment may be the issuer of the municipal obligation, a bank or broker-dealer.

                  The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Funds' money managers continually believe satisfy the Funds' credit quality requirements. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller's ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Funds may, in the opinion of Funds' management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, "Certain Investments -- Municipal Notes -- Tax Free Participation Certificates.")

                  The Tax Exempt Bond, Money Market and Tax Free Money Market
            Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days' notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

      ECONOMIC AND MONETARY UNION (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

      INVESTMENT IN FOREIGN SECURITIES. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

      INVESTMENT IN EMERGING MARKETS. Foreign investment may include emerging market debt. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Funds may invest in the following types of emerging market debt -- bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

      FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

      OTHER DEBT SECURITIES. Multistrategy Bond Fund may invest in debt securities issued by supranational organizations such as:

            THE WORLD BANK -- An international bank which was chartered to finance development projects in developing member countries.

            THE EUROPEAN COMMUNITY -- An organization which consists of certain European states engaged in cooperative economic activities.

            THE EUROPEAN COAL AND STEEL COMMUNITY -- An economic union of various European nations' steel and coal industries.

            THE ASIAN DEVELOPMENT BANK -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

            Multistrategy Bond Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.


      BRADY BONDS. The Multistrategy Bond and Short Duration Bond Funds may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market.


      CREDIT AND LIQUIDITY ENHANCEMENTS. The Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Adverse changes in the credit quality of these institutions could cause losses to Money Market Funds that invest in these securities and may affect their share price.

                                      TAXES

      DISTRIBUTIONS OF NET INVESTMENT INCOME. Each Fund of Funds' income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

      DISTRIBUTIONS OF CAPITAL GAIN. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gains generally will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

      EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds' tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds' tax basis is taxable to the Fund of Funds as a capital gain.

      Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you.

      INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. Each Fund of Funds will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund of Funds shares for a full year, a Fund of Funds may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund of Funds. Taxable distributions declared by a Fund of Funds in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

      ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund of Funds has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund of Funds has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund of Funds generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund of Funds as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund of Funds would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund of Funds' earnings and profits.

      EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund of Funds to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund of Funds intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

      REDEMPTION OF FUND OF FUNDS SHARES. Redemptions (including redemptions in kind) and exchanges of Fund of Funds shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund of Funds shares, or exchange them for shares of a different FRIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

      REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund of Funds on those shares.

      WASH SALES. All or a portion of any loss that you realize on a redemption of your Fund of Funds shares is disallowed to the extent that you buy other shares in the Fund of Funds (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

      U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Funds invests in U.S. government securities only indirectly by investing in an Underlying Fund.

      DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds of Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund of Funds as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

      INVESTMENT IN COMPLEX SECURITIES. Certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Underlying Fund's ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing and tax character of income distributed by an Underlying Fund to a Fund of Funds and, in turn, to you.

      NON-U.S. INVESTORS. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund of Funds.

      BACKUP WITHHOLDING. By law, each Fund of Funds must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund of Funds also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

      At October 31, 2003, certain of the Fund of Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains of each succeeding year until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

     FUND OF FUNDS                 10/31/10          10/31/11         TOTALS
--------------------------------------------------------------------------------
Equity Aggressive Strategy        $2,165,868        $  333,051      $ 2,498,919
--------------------------------------------------------------------------------
Aggressive Strategy                1,128,214         3,664,857        4,793,071
--------------------------------------------------------------------------------

                          MONEY MANAGER INFORMATION FOR
                              THE UNDERLYING FUNDS

                             DIVERSIFIED EQUITY FUND

      Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit, is a limited partnership the majority ownership interests in which are held by its affiliates. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. On a combined basis as of June 30, 2002, AXA Financial, Inc. has a 53% economic interest in Alliance Capital's business. The remaining economic interest is held by unaffiliated unit holders (32%) and employees (15%).

      Ark Asset Management Co., Inc. is a wholly-owned subsidiary of Ark Asset Holdings, Inc., which is primarily controlled by C. Charles Hetzel.





      Institutional Capital Corporation is controlled by its majority shareholder, Robert H. Lyon.


      Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

      Marsico Capital Management, LLC is a wholly-owned indirect subsidiary of Bank of America Corporation, a publicly traded corporation.

      MFS Institutional Advisors, Inc. is a subsidiary of Massachusetts Financial Services Company and is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, which is owned by Sun Life Financial Services of Canada, Inc., a publicly traded company.

      Montag & Caldwell, Inc. is an indirect wholly-owned subsidiary of ABN AMRO Holdings N.V., a publicly traded company. Other entities in the corporate chain of control of which Montag & Caldwell, Inc. is a direct or indirect wholly-owned subsidiary include ABN AMRO Bank N.V., ABN AMRO North America Holding Company and ABN AMRO Asset Management Holdings, Inc.


      Schneider Capital Management Corporation is controlled by its majority shareholder, Arnold C. Schneider, III.


      Suffolk Capital Management, LLC, is a wholly-owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly-owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly-owned by the policyholders of The Ohio National Life Insurance Company.

      Turner Investment Partners, Inc. is a corporation controlled by Robert E. Turner.

                            QUANTITATIVE EQUITY FUND

      Aronson+Johnson+Ortiz, LP ("AJO") is a limited partnership controlled by Theodore R. Aronson.


      Barclays Global Fund Advisors is a wholly-owned subsidiary of Barclays Global Investors, N.A


      Franklin Portfolio Associates LLC is a Massachusetts limited liability company owned by Mellon Financial Corporation.

      Jacobs Levy Equity Management, Inc. See: Diversified Equity Fund.

                           TAX-MANAGED LARGE CAP FUND

      Kayne Anderson Rudnick Investment Management, LLC is controlled by Phoenix Investment Partners, Ltd, a subsidiary of The Phoenix Companies, Inc., a publicly traded company.

      John A. Levin & Co., Inc. is a wholly-owned subsidiary of BKF Capital Group, Inc., a publicly traded corporation.

      J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company.

      Sands Capital Management, Inc. is controlled 70% by Frank M. Sands, Sr. and Marjorie Sands and 30% by Frank M. Sands, Jr.

                               SPECIAL GROWTH FUND

      CapitalWorks Investment Partners, LLC is a liability company controlled by its members who include John D. Wylie, Jack C. Marshall, Mark J. Correnti and Donovan T. Garcia.

      David J. Greene and Company, LLC, is a limited liability company controlled by Michael C. Greene and Alan I. Greene.

      Delphi Management, Inc. is 100% owned by Scott Black.

      Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.


      Gould Investment Partners LLC is a limited liability company controlled by Richard H. Gould.


      Jacobs Levy Equity Management, Inc. See: Diversified Equity Fund.

      Roxbury Capital Management, LLC, a limited liability Delaware company, is indirectly controlled by Wilmington Trust Corporation, a publicly traded company and Anthony H. Browne. Other entities within the corporate chain of control include WT Investments, Inc. and Roxbury Capital Management.




      TimesSquare Capital Management, Inc. is a wholly-owned, autonomous subsidiary of CIGNA Corporation, a publicly traded corporation.

                        TAX-MANAGED MID & SMALL CAP FUND

      Geewax, Terker & Company is a general partnership with its general partners, John J. Geewax and Bruce E. Terker, each owning 50% of the firm.

                           REAL ESTATE SECURITIES FUND

      AEW Management and Advisors, L.P. is a limited partnership that is a wholly-owned subsidiary of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCAM NA"). CDCAM NA is a wholly-owned subsidiary of CDC IXIS Asset Management, a French company ("CDCAM"). CDCAM is majority-owned by Eulia and indirectly owned, through Eulia by Caisse Nationale des Caisses D'Epargne and CNP Assurances, in a joint venture with Caisse des Depots et Consignations ("CDC"). CDC is wholly-owned by the French Government.

      INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division ("INVESCO") is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.

      RREEF America L.L.C. is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a publicly traded company. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation.

                          INTERNATIONAL SECURITIES FUND

      Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit. See: Diversified Equity Fund.

      AQR Capital Management, LLC is wholly-owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA and Robert Krail.

      Axiom International Investors LLC ("Axiom") is 100% employee owned. Axiom's controlling shareholder is Andrew Jacobson.

      Capital International, Inc. is a wholly-owned subsidiary of Capital Group International, Inc., which in turn, is owned by The Capital Group Companies, Inc. Capital Group Companies, Inc. is 100% owned by a broad group of approximately 300 key investment and administrative active associates and recent retirees.


      Delaware International Advisers Limited is currently a wholly-owned indirect subsidiary of Lincoln National Corporation. It is expected that in September 2004 senior members of Delaware International's management, together with equity funds affiliated with Hellman & Friedman LLC, will purchase Delaware International from Lincoln. Following this management buy-out transaction, Delaware International will change its name to Mondrian Investment Partners Limited and Delaware International will be controlled by senior members of management.


      Fidelity Management & Research Company is a wholly-owned subsidiary of FMR Corp. Members of the Edward C. Johnson 3rd family are predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp.

      Marvin & Palmer Associates, Inc. is controlled and majority owned by David
F. Marvin and Stanley Palmer.




      Oechsle International Advisors, LLC is a Delaware limited liability company that is controlled by its member manager, Oechsle Group, LLC, a Delaware limited liability company. Oechsle Group, LLC is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, L. Sean Roche and Warren R. Walker.

      The Boston Company Asset Management, LLC is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly held corporation.

                              EMERGING MARKETS FUND

      Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit. See: Diversified Equity Fund.

      Arrowstreet Capital, Limited Partnership is controlled primarily by its employees with no one individual controlling more than 25%.


      F&C Emerging Markets Limited is a London based specialist fund manager within the F&C Group. The F&C Group is the wholly-owned investment management division of Eureko BV, a consortium of European Community insurance companies, which is majority owned by Achmea Association of The Netherlands, a trust organized under Dutch law.



      Genesis Asset Managers, LLP is 99.9% owned by Genesis Fund Managers, LLP. Genesis Fund Managers, LLP is 60% owned, through subsidiary holding companies, by Affiliated Managers Group, Inc., a publicly traded corporation. A group of Genesis' managers owns the remaining 40% of Genesis Fund Managers, LLP with no individual manager beneficially owning greater than 10%.


      T. Rowe Price International, Inc. ("T. Rowe Price") is an indirect subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. Other entities in the corporate chain of control of which T. Rowe Price is a wholly-owned subsidiary include T. Rowe Price Finance, Inc. and
T. Rowe Price Associates.

                              DIVERSIFIED BOND FUND

      Lincoln Capital Fixed Income Management Company is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., a publicly traded company.

      Pacific Investment Management Company LLC ("PIMCO") is approximately 70% owned by Allianz Dresdner Asset Management L.P. (ADAM) and approximately 30% owned by Pacific Life Insurance Company, a publicly traded company. ADAM is majority owned by Allianz AG, a publicly traded company.

      TimesSquare Capital Management, Inc. See: Special Growth Fund.

                             MULTISTRATEGY BOND FUND

      Delaware Management Company, a series of Delaware Management Business Trust, is an indirect wholly-owned subsidiary of Lincoln National Corporation, a publicly traded company. Other entities in the corporate chain of control of which

Delaware Management Company is a direct or indirect wholly-owned subsidiary include: Delaware Management Company, Inc., Delaware Investments U.S., Inc., DMH Corp. Delaware Management Holdings, Inc., Lincoln National Investment Companies, Inc. and Lincoln National Investments, Inc.

      Morgan Stanley Investment Management Inc. is a wholly-owned, direct subsidiary of Morgan Stanley, a publicly traded company.

      Pacific Investment Management Company LLC. See: Diversified Bond Fund.

      TimesSquare Capital Management, Inc. See: Special Growth Fund.


                            SHORT DURATION BOND FUND


      Merganser Capital Management L.P. ("Merganser") is controlled by Merganser Capital Management Corporation, its majority shareholder. Merganser Capital Management Corporation is wholly-owned and controlled by Ed Bedrosian and his family.

      Pacific Investment Management Company LLC. See: Diversified Bond Fund.

      STW Fixed Income Management Ltd., a Bermuda company, is wholly owned by William H. Williams.

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("S&P"):

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB- -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Bonds rated BB have less near-term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- Bonds rated B have a greater vulnerability to nonpayment than obligations rated `BB' but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -- A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

MOODY'S:

Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

Symbols used are as follows:

MIG-1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG-2/VMIG 2 -- This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG 3 -- This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG -- This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS.

Moody's:

Prime - 1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


Leading market positions in well-established industries.


High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime - 3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR - Withdrawn

S&P:

A-1 - An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 - An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B - An obligor rated "B" is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - An obligor rated "C" is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D - An obligor rated "D" is in payment default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. - An issuer designated N.R. is not rated.

Fitch Investors Service, Inc.:

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Default. Denotes actual or imminent payment default.

Notes to Short-Term Ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffices are not added to Shot-term ratings other than "F-1."

                              FINANCIAL STATEMENTS

      The 2003 annual financial statements of the Funds of Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Funds of Funds' Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement and are incorporated herein by reference. The 2003 annual financial statements of the Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Underlying Funds' Annual Reports to Shareholders. Copies of these Annual Reports are incorporated herein by reference and are available free of charge by calling Russell Investment Services at 1-800-787-7354.

                                    GLOSSARY

      BANK INSTRUMENTS -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs"). ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated is US dollars and held in the United States.

      BRADY BONDS -- Product of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

      BOARD -- The Board of Trustees of FRIC.

      CASH RESERVES -- The Underlying Funds are authorized to invest their cash reserves (i.e., money awaiting investment in the specific types of securities to be acquired by an Underlying Fund or cash held to meet redemption requests or to pay expenses) in short term investments, including certain FRIC money market funds. In addition to investing in such short term instruments, the Underlying Funds may use an overlay strategy for their cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity or fixed income securities and/or derivatives. This is intended to cause the Underlying Funds to perform as though their cash reserves were actually invested in those markets.


      CODE -- Internal Revenue Code of 1986, as amended.

      CONVERTIBLE SECURITY -- This is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

      COVERED CALL OPTION -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

      CUSTODIAN -- State Street Bank and Trust Company, FRIC's custodian and portfolio accountant.

      DEPOSITORY RECEIPTS -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar securities convertible into securities of foreign issuers.

      DERIVATIVES -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

      DISTRIBUTOR -- Russell Fund Distributors, Inc., the organization that sells the Shares of the Funds under a contract with FRIC.

      EQUITY DERIVATIVE SECURITIES -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

      FINANCIAL INTERMEDIARY -- A bank trust department, registered investment adviser, broker-dealer or other financial services organization that has been selected by FRIMCo or by FRIC's Distributor.

      FNMA -- Federal National Mortgage Association.

      FORWARD COMMITMENTS -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

      FORWARD CURRENCY CONTRACTS -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

      FRC -- Frank Russell Company, consultant to FRIC and to the Funds

      FRIC -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC.

      FRIMCO -- Frank Russell Investment Management Company, FRIC's investment advisor, administrator and transfer and dividend paying agent.

      FUNDS -- The 31 investment series of FRIC. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions.

      FUTURES AND OPTIONS ON FUTURES -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

      GNMA -- Government National Mortgage Association

      ILLIQUID SECURITIES -- The Underlying Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Underlying Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

      INVESTMENT GRADE -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

      LENDING PORTFOLIO SECURITIES -- Each Underlying Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

      MONEY MARKET FUNDS -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Fund of FRIC. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

      MOODY'S -- Moody's Investors Service, Inc., an NRSRO

      MUNICIPAL OBLIGATIONS -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

      NET ASSET VALUE (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its Shares that are outstanding.

      NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

      NYSE -- New York Stock Exchange

      OPTIONS ON SECURITIES, SECURITIES INDEXES AND CURRENCIES -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency) A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations. Call and/or put options also may be employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy.

      PFIC -- A passive foreign investment company. Emerging Markets Fund may purchase interests in an issuer that is considered a PFIC under the Code.

      PRIME RATE -- The interest rate charged by leading US banks on loans to their most creditworthy customers

      REPURCHASE AGREEMENTS -- An Underlying Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

      REVERSE REPURCHASE AGREEMENTS -- A Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

      RUSSELL 1000(R) INDEX - The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

      S&P -- Standard & Poor's Ratings Group, an NRSRO

      S&P 500 -- Standard & Poor's 500 Composite Price Index

      SHARES -- The Class Shares in the Funds described in the Prospectuses. Each Class Share of a Fund represents a share of beneficial interest in the Fund.

      STATEMENT -- FRIC's Statement of Additional Information.

      TRANSFER AGENT -- FRIMCo, in its capacity as FRIC's transfer and dividend paying agent

      UNDERLYING FUNDS -- The FRIC Funds in which the Funds of Funds invest in.

      US -- United States

      US GOVERNMENT OBLIGATIONS -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities. US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

      VARIABLE RATE OBLIGATION -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

      WARRANTS -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

      1940 ACT -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of FRIC and the Funds.

      1933 ACT -- The Securities Act of 1933, as amended.

                                               FRANK RUSSELL INVESTMENT
                                               COMPANY
                                               File No. 2-71299 and 811-3153
                                               1933 Act Post-Effective
                                               Amendment. No. 70
                                               1940 Act Amendment No. 71

                                     PART C
                                OTHER INFORMATION

Item 22. Exhibits

(a)   1.1   Amended and Restated Master Trust Agreement dated August 19, 2002
            (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

      1.2 Amendment No. 1 to Amended and Restated Master Trust Agreement dated October 8, 2002 (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

      1.3 Amendment No. 2 to Amended and Restated Master Trust Agreement dated November 25, 2002 (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

      1.4 Amendment No. 3 to Amended and Restated Master Trust Agreement dated May 20, 2003 (incorporated by reference from Post-Effective Amendment No. 69 dated March 1, 2004)

      1.5 Amendment No. 4 to Amended and Restated Master Trust Agreement dated _____, 2004 (to be filed by amendment)

(b)   1.1   Bylaws dated August 8, 1984 (incorporated by reference to Item
            24(b)(2) filed under Post-Effective Amendment No. 38 dated February
            24, 1998)

(c)   1.1   Form of Shares of Beneficial Interest for the Equity I, Equity II,
            Equity III, Fixed Income I, Fixed Income II, International and Money
            Market Funds (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

      1.2 Form of Shares of Beneficial Interest for the Diversified Equity, Special Growth, Equity Income, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free and U.S. Government Money Market Funds (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

      1.3 Form of Shares of Beneficial Interest for the Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

      1.4 Form of Shares of Beneficial Interest for the Real Estate Securities Fund (incorporated by reference to Item 24(b)(4)(d) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

(d)   1.1   Advisory Agreement with Frank Russell Investment Management Company dated January 1, 1999 (incorporated by reference to Item 23(4)(a)(1)
            filed under Post-Effective Amendment No. 42 dated February 28, 1999)

      1.2 Form of Letter Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds to the Advisory Agreement (incorporated by reference to Item 23(4)(a)(2) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

      1.3 Form of Letter Agreement adding Select Growth Fund and Select Value Fund to the Advisory Agreement (incorporated by reference from Post-Effective Amendment No. 49 dated October 30, 2000)

      1.4 Form of Letter Agreement adding the Russell Multi-Manager Principal Protected Fund to the Advisory Agreement (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

      1.5 Form of Letter Agreement adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund to the Advisory Agreement (to be filed by amendment)

      2.1 Service Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1987 (incorporated by reference to Item 24(b)(5)(b)(1) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      2.2 Letter Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1989 adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(2) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      2.3 Amendment No. 1 to Service Agreement dated July 1, 1992 with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Item 24(b)(5)(b)(3) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      2.4 Letter Agreement dated August 24, 1992 adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(4) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      2.5 Amendment No. 2 to the Service Agreement dated August 1995 with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(b)(5) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

      2.6 Letter Agreement dated March 14, 1996 with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Item 24(b)(5)(b)(7) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

      3.1 Yield Calculation Services Agreement dated August 2, 1988 with State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      3.2 Letter Agreement to the Yield Calculation Services Agreement dated May 1, 1989 adding the Real Estate Securities Fund (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      3.3 Letter Agreement to the Yield Calculation Services Agreement dated August 24, 1992 adding the Fixed Income III and Multistrategy Bond Funds (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      3.4 Letter Agreement to the Yield Calculation Services Agreement dated April 12, 1996 adding the Equity T Fund (later renamed the Tax-Managed Large Cap Fund) (incorporated by reference to Item 24(b)(5)(b)(6) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

      3.5 Letter Agreement to the Yield Calculation Services Agreement dated January 28, 1997 adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (incorporated by reference to Item 24(b)(5)(b)(8) filed under Post-Effective Amendment No. 36 dated February 13, 1997)

      3.6 Letter Agreement to the Yield Calculation Services Agreement dated January 26, 1999 redesignating Class C Shares as Class E Shares and the existing shares of Institutional Funds to Class I Shares (incorporated by reference to Item 23(4)(b)(9) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

      3.7 Letter Agreement to the Yield Calculation Services Agreement dated January 26, 1999 redesignating Premier Adviser Class Shares as Premier Class Shares and Premier Institutional Class Shares as Class E Shares (incorporated by reference to Item 23(4)(b)(10) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

      3.8 Form of Letter Agreement to the Yield Calculation Services Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds (incorporated by reference to Item 23(4)(b)(11) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

      3.9 Form of Letter Agreement to the Yield Calculation Services Agreement adding Class E Shares to the Tax-Managed Large Cap and Tax-Managed Small Cap Funds (incorporated by reference to Post-Effective Amendment No. 47 dated September 1, 2000)

      3.10 Form of Letter Agreement to the Yield Calculation Services Agreement adding the Select Growth Fund and the Select Value Fund, each consisting of Class C Shares, Class E Shares, Class I Shares and Class S Shares, and adding Class E Shares to the Tax-Managed Global Equity Fund (incorporated by reference from Post-Effective Amendment No. 49 dated October 30, 2000)

      3.11 Form of Letter Agreement to the Yield Calculation Services Agreement adding Class I and Class Y Shares to the Real Estate Securities and Short Term Bond Funds (incorporated by reference from Post-Effective Amendment No. 56 dated March 1, 2002)

      3.12 Form of Letter Agreement to the Yield Calculation Services Agreement adding the Russell Multi-Manager Principal Protected Fund (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

      3.13 Form of Letter Agreement to the Yield Calculation Services Agreement adding Class A to the Equity Aggressive Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Money Market Funds (incorporated by reference from Post-Effective Amendment No. 66 dated February 28, 2003)

      3.14 Form of Letter Agreement to the Yield Calculation Services Agreement adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (to be filed by amendment)

      4.1 Form of Portfolio Management Contract with Money Managers and Frank Russell Investment Management Company (incorporated by reference from Post-Effective Amendment No. 69 dated March 1, 2004)

      5.1 Administrative Agreement with Frank Russell Investment Management Company dated January 1, 1999 (incorporated by reference to Item 23(4)(d)(1) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

      5.2 Form of Letter Agreement to the Administrative Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds. (incorporated by reference to Item 23(4)(d)(2) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

      5.3 Form of Letter Agreement to the Administrative Agreement adding Select Growth Fund and Select Value Fund (incorporated by reference from Post-Effective Amendment No. 49 dated October 30, 2000)

      5.4 Form of Letter Agreement to the Administrative Agreement adding Class I and Class Y Shares to the Real Estate Securities and Short Term Bond Funds (incorporated by reference from Post-Effective Amendment No. 56 dated March 1, 2002)

      5.5 Form of Letter Agreement to the Administrative Agreement adding the Russell Multi-Manager Principal Protected Fund (incorporated by reference from Post-Effective Amendment No. 61 dated December 16,
            2002)

      5.6 Form of Letter Agreement to the Administrative Agreement adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (to be filed by amendment)

(e)   1.1   Distribution Agreement with Russell Fund Distributors, Inc. dated
            January 1, 1999 due to change in control (incorporated by reference to Item 23(5)(a)(16) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

      1.2 Letter Agreement to the Distribution Agreement with Russell Fund Distributors, Inc. adding Class C Shares of Short Term Bond Fund and Class C and E Shares of Tax Exempt Bond Fund (incorporated by reference to Post-Effective Amendment No. 42 dated February 18,
            1999)

      1.3 Form of Letter Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds to the Distribution Agreement. (incorporated by reference to Item 23(5)(a)(8) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

      1.4 Form of Letter Agreement to the Distribution Agreement adding Class E Shares to the Tax-Managed Large Cap and Tax-Managed Small Cap Funds (incorporated by reference to Post-Effective Amendment No. 47 dated September 1, 2000)

      1.5 Form of Letter Agreement to the Distribution Agreement adding the Select Growth Fund and the Select Value Fund, each consisting of Class C Shares, Class E Shares, Class I Shares and Class S Shares, and adding Class E Shares to the Tax-Managed Global Equity Fund (incorporated by reference from Post-Effective Amendment No. 49 dated October 30, 2000)

      1.6 Form of Letter Agreement to the Distribution Agreement adding Class I and Class Y Shares to the Real Estate Securities and Short Term Bond Funds (incorporated by reference from Post-Effective Amendment No. 56 dated March 1, 2002)

      1.7 Form of Letter Agreement to the Distribution Agreement adding the Russell Multi-Manager Principal Protected Fund (incorporated by reference from Post-Effective Amendment No. 61 dated December 16,
            2002)

      1.8 Form of Letter Agreement to the Distribution Agreement adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (to be filed by amendment)

(f)   1.1   Bonus or Profit Sharing Plans (none)

(g)   1.1   Custodian Contract with State Street Bank and Trust Company dated
            October 31, 1988 (incorporated by reference to Item 24(b)(8)(a) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.2 Letter Agreement dated May 1, 1989 adding Real Estate Securities Fund to the Custodian Contract (incorporated by reference to Item 24(b)(8)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.3 Letter Agreement dated August 24, 1992 adding Fixed Income III and Multistrategy Bond Funds to the Custodian Contract (incorporated by reference to Item 24(b)(8)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.4 Letter Agreement dated October 27, 1992 adding Emerging Markets Fund to the Custodian Contract (incorporated by reference to Item 24(b)(8)(d) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.5 Amendment No. 1 to Custodian Contract dated January 31, 1994 with State Street Bank and Trust Company amending Section 3.5 of the Agreement (incorporated by reference to Item 24(b)(8)(e) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.6 Form of Amendment to Custodian Contract with State Street Bank and Trust Company amending Sections 2.2 and 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.7 Amendment dated October 31, 1998 to the Custodian Contract with State Street Bank amending Section 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(g) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.8 Amendment to the Fee Schedule of the Custodian Contract with State Street Bank and Trust Company (incorporated by reference to Item 24(b)(8)(h) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.9 Amendment to the Custodian Contract dated August 11, 1995 with State Street Bank and Trust Company for addition of Omnibus accounts (incorporated by reference to Item 24(b)(8)(i) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

      1.10 Amendment to the Custodian Contract dated April 18, 1994 with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for all Funds except the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(j) filed under Post-Effective Amendment No. 32 dated May 1, 1996)


      1.11 Amendment to the Custodian Contract dated August 7, 1995 with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(k) filed under Post-Effective Amendment No. 32 dated May 1,
            1996)

      1.12 Amendment to the Custodian Contract dated April 12, 1996 with State Street Bank and Trust Company adding Equity T Fund (later renamed Tax-Managed Large Cap Fund) (incorporated by reference to Item 24(b)(8)(l) filed under Post-Effective Amendment No. 32 dated May 1,
            1996)

      1.13 Amendment to the Custodian Contract dated January 28, 1997 with State Street Bank and Trust Company adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (incorporated by reference to Item 24(b)(8)(m) filed under Post-Effective Amendment No. 36 dated February 13, 1997)

      1.14 Form of Amendment to the Custodian Contract with State Street Bank and Trust Company adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds (incorporated by reference to Item 23(7)(n) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

      1.15 Form of Amendment to the Custodian Contract with State Street Bank and Trust Company adding the Select Growth Fund and the Select Value Fund (incorporated by reference from Post-Effective Amendment No. 49 dated October 30, 2000)

      1.16 Amendment to Custodian Contract between FRIC and State Street Bank and Trust Company ("Custodian") dated July 2, 2001 (incorporated by reference from Post-Effective Amendment No. 53 dated October 10,
            2001)

      1.17 Form of Amendment to Custodian Contract between FRIC and the custodian adding the Russell Multi-Manager Principal Protected Fund (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

      1.18 Form of Amendment to Custodian Contract between FRIC and the custodian adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (to be filed by amendment)

(h)   1.1   Transfer and Dividend Disbursing Agency Agreement dated April 1,
            1988 with Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(9)(a)(1) filed under Post-Effective
            Amendment No. 38 dated February 24, 1998)

      1.2 Letter Agreement and Amended Schedule A dated May 1, 1989 adding Real Estate Securities Fund to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to Item 24(b)(9)(a)(2) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.3 Letter Agreement and Amended Schedule A dated August 24, 1992 adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to Item

            24(b)(9)(a)(3) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      1.4 Letter Agreement and Amended Schedule A dated August 11, 1995 adding omnibus accounts to the Transfer Agency and Dividend Disbursing Agency Agreement (incorporated by reference to Item 24(b)(9)(a)(4) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

      1.5 Letter Agreement dated April 10, 1996 adding Equity T Fund (later renamed Tax-Managed Large Cap Fund) to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to Item 24(b)(9)(a)(5) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

      1.6 Letter Agreement and Amended Schedule A dated November 5, 1996 adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to Item 24(b)(9)(a)(6) filed under Post-Effective Amendment No. 36 dated February 13, 1997)

      1.7 Form of Letter Agreement and Amended Schedule to Transfer and Dividend Disbursing Agreement redesignating Class C Shares as Class E Shares and the existing shares of the Institutional Funds as Class I Shares (incorporated by reference to Item 23(8)(a)(7) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

      1.8 Letter Agreement to Transfer and Dividend Disbursing Agreement dated December 1, 1998 redesignating Premier Adviser Class Shares as Premier Class Shares and Premier Institutional Class Shares as Class E Shares (incorporated by reference to Item 23(5)(a)(7) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

      1.9 Form of Letter Agreement to Transfer and Dividend Disbursing Agency Agreement for reimbursement for lost shareholder search expenses (incorporated by reference to Item 23(8)(a)(9) filed under Post-Effective Amendment No. 43 dated April 16, 1999)

      1.10 Form of Letter Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds to Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to Item 23(8)(a)(10) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

      1.11 Form of Letter Agreement and Amended Schedule A revising fee schedule with respect to Transfer and Dividend Disbursing Agency Agreement (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.12 Form of Letter Agreement and Amended Schedule A revising fee schedule with respect to Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to Post-Effective Amendment No. 47 dated September 1, 2000)

      1.13 Form of Letter Agreement and Amended Schedule A to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference from Post-Effective Amendment No. 49 dated October 30, 2000)

      1.14 Form of Letter Agreement and Amended Schedule A to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference from Post-Effective Amendment No. 56 dated March 1, 2002)

      1.15 Form of Letter Agreement and Amended Schedule A to the Transfer and Dividend Disbursing Agency Agreement adding the Russell Multi-Manager Principal Protected Fund (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

      1.16 Form of Letter Agreement and Amended Schedule A to the Transfer and Dividend Disbursing Agency Agreement adding Class A (incorporated by reference from Post-Effective Amendment No. 61 dated December 16,
            2002)

      1.17 Form of Letter Agreement and Amended Schedule A to the Transfer and Dividend Disbursing Agency Agreement adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (to be filed by amendment)

      2.1 General forms of Frank Russell Investment Management Company's Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Item 24(b)(9)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      2.2 General forms of Frank Russell Investment Management Company's Asset Management Services Agreement with its clients (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      2.3 General form of Frank Russell Investment Management Company's Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      2.4 General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Item 24(b)(9)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

      3.1 Letter Agreements regarding fee waivers & reimbursements (incorporated by reference from Post-Effective Amendment No. 69 dated March 1, 2004)

      3.2 Form of Expense Limitation Agreement regarding fee waivers for the Russell Multi-Manager Principal Protected Fund (incorporated by reference from Post-Effective Amendment No. 64 dated January 15,
            2003)

      3.3 Letter Agreements regarding fee waivers & reimbursements for 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (to be filed by amendment)

      4.1 Credit Agreement dated as of December 30, 1999 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company and Other Banks (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      4.2 First Amendment to Credit Agreement dated as of December 28, 2000 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company and Other Banks (incorporated by reference from Post-Effective Amendment No. 53 dated October 10,
            2001)

      4.3 Second Amendment to Credit Agreement dated as of December 27, 2001 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 56 dated March 1, 2002)

      4.4 Form of Third Amendment to Credit Agreement dated as of December 26, 2002 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 64 dated January 15, 2003)

      4.5 Form of Fourth Amendment to Credit Agreement dated as of December 24, 2003 (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      5.1   Form of Shareholder Services Plan (to be filed by amendment)

      5.2 Form of Russell Multi-Manager Principal Protected Fund Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

      6.1 Form of Special Servicing Agreement with Fund of Funds, Underlying Funds and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 52 dated March 1, 2001)

      6.2 Letter Agreement relating to Special Servicing Agreement with the Fund of Funds, Underlying Funds and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      7.1 Joint Insurance Agreement Between FRIC and Russell Insurance Funds dated August 5, 1996 (incorporated by reference from Post-Effective Amendment No. 53 dated October 10, 2001)

      7.2 Amended and Restated Joint Insurance Agreement dated August 9, 1999 (incorporated by reference from Post-Effective Amendment No. 53 dated October 10, 2001)

(i)   1.1   Opinion and Consent of Counsel (to be filed by amendment)

(j)   1.1   Other Opinions - Consent of PricewaterhouseCoopers, independent auditors of the Registrant (to be filed by amendment)

(k)   1.1   Financial Statements omitted from Item 22 (none)

(l)   1.1   Agreement dated October 5, 1981 related to Initial Capital provided by Frank Russell Company (incorporated by reference to Item
            24(b)(13) filed under Post-Effective Amendment No. 38 dated February
            24, 1998)

(m)   1.1   Rule 12b-1 Distribution Plan (to be filed by amendment)

      1.2 Form of Rule 12b-1 Distribution Plan for the Russell Multi-Manager Principal Protected Fund (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

(n)   1.1   Multiple Class Plan Pursuant to Rule 18f-3 (to be filed by amendment)

(p)   Codes of Ethics of the following information advisors and sub-advisors:

      1.1 AEW Capital Management, L.P. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.2 AQR Capital Management, LLC (incorporated by reference from Post-Effective Amendment No. 62 dated December 16, 2002)

      1.3 Alliance Capital Management L.P. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.4 Ark Asset Management Co., Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.5 Aronson+Johnson+Ortiz, LP (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.6 Arrowstreet Capital, Limited Partnership (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.7 Axiom International Investors LLC (incorporated by reference from Post-Effective Amendment No. 66 dated February 28, 2003)

      1.8 Barclays Global Fund Advisors N.A. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.9 BlackRock Financial Management (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.10 The Boston Company Asset Management (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.11 Brandywine Asset Management, Inc. (incorporated by reference from Post-Effective Amendment No. 62 dated December 16, 2002)

      1.12 Capital International, Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.13 CapitalWorks International Partners (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.14 Cohen & Steers (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.15 David J. Greene & Company, LLC (incorporated by reference from Post-Effective Amendment No. 48 dated October 19, 2000)

      1.16 Delaware International Advisors Limited (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.17 Delaware Management Company (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.18 Delphi Management, Inc. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.19 DePrince, Race & Zollo, Inc. (incorporated by reference from Post-Effective Amendment No. 62 dated December 16, 2002)

      1.20 Driehaus Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 47 dated September 1, 2000)

      1.21 Equinox Capital Management, Inc. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.22 Fidelity International Limited (incorporated by reference to Post-Effective Amendment No. 52 dated March 1, 2001)

      1.23 Fidelity Management and Research Company (Amended) (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.24 Foreign & Colonial Emerging Markets Limited (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.25 Frank Russell Group of Companies (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

      1.26 Franklin Portfolio Associates LLC (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.27 Fuller & Thaler Asset Management, Inc. (incorporated by reference from Post-Effective Amendment No. 50 dated January 12, 2001)

      1.28 Geewax, Terker & Company (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.29 Genesis Asset Managers, Ltd. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.30 GlobeFlex Capital, L.P. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.31 Goldman Sachs Asset Management (incorporated by reference from Post-Effective Amendment No. 62 dated December 16, 2002)

      1.32  Gould Investment Partners LLC (to be filed by amendment)

      1.33  Institutional Capital Corporation (to be filed by amendment)

      1.34 Iridian Asset Management LLC (incorporated by reference from Post-Effective Amendment No. 50 dated January 12, 2001)

      1.35 INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc. (incorporated by reference from Post-Effective Amendment No. 66 dated February 28, 2003)

      1.36 Jacobs Levy Equity Management, Inc. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.37 J.P. Morgan Investment Management, Inc. (incorporated by reference from Post-Effective Amendment No. 55 dated December 21, 2001)

      1.38 Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.39 Lazard Asset Management (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.40 John A. Levin & Co., Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.41 Lincoln Capital Fixed Income Management Company (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.42 Lord, Abbett &Co. (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002)

      1.43 Marsico Capital Management, LLC (incorporated by reference from Post-Effective Amendment No. 56 dated March 1, 2002)

      1.44 Marvin & Palmer Associates, Inc. (Amended) (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.45 Mastholm Asset Management, LLC (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.46 Merganser Capital Management LP (incorporated by reference from Post-Effective Amendment No. 50 dated January 12, 2001)

      1.47 MFS Institutional Advisors, Inc. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.48 Miller, Anderson & Sherrerd, LLP (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.49 Montag & Caldwell, Inc. (incorporated by reference from Post-Effective Amendment No. 62 dated December 16, 2002)

      1.50 Montgomery Asset Management LLC (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.51 Morgan Stanley Investments, LP (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.52  Netols Asset Management, Inc. (to be filed by amendment)

      1.53 Nicholas Applegate Capital Management (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.54 Oechsle International Advisors, LLC (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.55 Pacific Investment Management Company (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.56 Peachtree Asset Management (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.57 Roxbury Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.58 RREEF America L.L.C. (incorporated by reference from Post-Effective Amendment No. 62 dated December 16, 2002)

      1.59 Sands Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

      1.60  Schneider Capital Management Corporation (to be filed by amendment)

      1.61 Schroders Capital Management International Limited (incorporated by reference from Post-Effective Amendment No. 55 dated December 21,
            2001)

      1.62 Security Capital Global Capital Management Group (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.63 Sirach Capital Management, Inc. (incorporated by reference from Post-Effective Amendment No. 56 dated March 1, 2002)

      1.64 Standish Mellon Asset Management Company LLC (incorporated by reference from Post-Effective Amendment No. 56 dated March 1, 2002)

      1.65 STW Fixed Income Management Ltd. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.66 Strong Capital Management (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.67 Suffolk Capital Management Ltd. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.68 Systematic Financial Management, L.P. (incorporated by reference from Post-Effective Amendment No. 50 dated January 12, 2001)

      1.69 TCW Asset Management Co. (incorporated by reference from Post-Effective Amendment No. 50 dated January 12, 2001)

      1.70 TimesSquare Capital Management, Inc. (incorporated by reference from Post-Effective Amendment No. 47 dated October 19, 2000)

      1.71 T. Rowe Price Group, Inc. (incorporated by reference from Post-Effective Amendment No. 62 dated December 16, 2002)

      1.72 Turner Investment Partners (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.73 Weiss, Peck & Greer, L.L.C. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

      1.74 Westpeak Investment Advisors, L.P. (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000)

Item 23. Persons Controlled by or Under Common Control with Registrant
         None

Item 24. Indemnification (incorporated by reference from Post-Effective Amendment No. 51 dated January 31, 2001)

Item 25. Business and Other Connections of Investment Advisor

         See Registrant's prospectus sections "The Purpose of the Funds -- Multi-Style, Multi-Manager Diversification," "Management of the Funds" and "The Money Managers," and the Statement of Additional Information sections "Structure and Governance -- Trustees and Officers," and "Operation of FRIC -- Consultant."

Item 26. Principal Underwriters

         (a)   Russell Investment Funds

         (b) Russell Fund Distributors, Inc. is the principal underwriter of the Registrant. The directors and officers of Russell Fund Distributors, Inc., their principal business address in each case is 909 A Street, Tacoma, Washington 98402, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:

                                     Positions and                                Position and
                                      Offices with                                Offices with
        Name                           Registrant                                  Underwriter
----------------------    -----------------------------------------    ---------------------------------
George F. Russell, Jr.    Trustee Emeritus, Chairman Emeritus          None
Lynn L. Anderson          Trustee, Chairman of the Board               Director, Chairman of the Board and
                                                                       Chief Executive Officer
Carla L. Anderson         None                                         Assistant Secretary
Leonard P. Brennan        President and Chief Executive Officer        President
Edward P. Cahillane       None                                         Chief Compliance Officer
Karl J. Ege               Secretary and General Counsel                Secretary and General Counsel
Randall P. Lert           Director of Investments                      None
J. David Griswold         None                                         Assistant Secretary and Associate
                                                                       General Counsel
Linda L. Gutmann          None                                         Treasurer and Controller
John C. James             None                                         Assistant Secretary
Gregory J. Lyons          Assistant Secretary and Associate General    Assistant Secretary
                          Counsel
Mary Beth Rhoden          Assistant Secretary                          Assistant Secretary
Greg J. Stark             None                                         Director - US Individual Investor
                                                                                      Services

         (c) Inapplicable.

Item 27. Location of Accounts and Records

         All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

            FRIC                                  FRIMCo
            ----                                  ------
Frank Russell Investment Company         Frank Russell Investment
909 A Street                               Management Company
Tacoma, Washington 98402                 909 A Street
                                         Tacoma, Washington 98402

            SS                                       MM
            --                                       --
State Street Bank & Trust Company        Money Managers
1776 Heritage Drive JA4N                   See, Prospectus Section
North Quincy, Massachusetts 02171          "Money Manager Profiles"
                                           for Names and Addresses

         Rule 31a-1

         (a) Records forming basis for financial statements - at principal offices of SS, FRIC, FRIMCo, and MM for each entity

         (b)   FRIC Records:

             (1)        SS - Journals, etc.

             (2)        SS - Ledgers, etc.

             (3)        Inapplicable

             (4)        FRIC - Corporate charter, etc.

             (5)        MM - Brokerage orders

             (6)        MM - Other portfolio purchase orders

             (7)        SS - Contractual commitments

             (8)        SS and FRIC - Trial balances

             (9)        MM - Reasons for brokerage allocations

            (10)        MM - Persons authorizing purchases and sales

            (11)        FRIC and MM - Files of advisory material

            (12)        ---

         (c)   Inapplicable

         (d)   FRIMCo - Broker-dealer records, to the extent applicable

         (e)   Inapplicable

         (f)   FRIMCo and MM - Investment adviser records

Item 28. Management Services

         None  except as described in Parts A and B.

Item 29. Undertakings

         Registrant has elected to include its Management's discussion of Fund performance required under N-1A, Item 5A in its annual report. Registrant therefore undertakes to provide annual reports without charge to any recipient of a Prospectus who requests the information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Frank Russell Investment Company, has duly caused this Post Effective Amendment No. 70 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tacoma, and State of Washington, on this 24th day of August, 2004.

                                   FRANK RUSSELL INVESTMENT COMPANY
                                             Registrant

                                   By: /s/ Leonard P. Brennan
                                       -----------------------------
                                       Leonard P. Brennan, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on August 24, 2004.

           Signatures                                 Signatures
           ----------                                 ----------
/s/ Leonard P. Brennan                   /s/ Mark E. Swanson
---------------------------------        ------------------------------------
Leonard P. Brennan, President and        Mark E. Swanson, Treasurer, in his
Chief Executive Officer                  capacity as Chief Accounting Officer

/s/ Lynn L. Anderson                     /s/ Paul E. Anderson
---------------------------------        ------------------------------------
Lynn L. Anderson, Trustee                Paul E. Anderson, Trustee

/s/ Kristianne Blake                     /s/ Daniel P. Connealy
---------------------------------        ------------------------------------
Kristianne Blake, Trustee                Daniel P. Connealy, Trustee

/s/ Jonathan Fine                        /s/ Lee C. Gingrich
---------------------------------        ------------------------------------
Jonathan Fine, Trustee                   Lee C. Gingrich, Trustee

/s/ Michael J. Phillips                  /s/ Raymond P. Tennison
---------------------------------        ------------------------------------
Michael J. Phillips, Trustee             Raymond P. Tennison, Jr., Trustee

/s/ Julie W. Weston
---------------------------------
Julie W. Weston, Trustee

EXHIBIT INDEX

                            Name of Exhibit                                      Exhibit Number
                            ---------------                                      --------------
Amendment No. 4 to Amended and Restated Master Trust Agreement dated _____,
2004 (to be filed by amendment)                                                       (a)1.5

Form of Letter Agreement adding 2010 Strategy Fund, 2020 Strategy Fund,               (d)1.5
2030 Strategy Fund and 2040 Strategy Fund to the Advisory Agreement (to be
filed by amendment)

Form of Letter Agreement to the Yield Calculation Services Agreement adding           (d)3.14
the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040
Strategy Fund (to be filed by amendment)

Form of Letter Agreement to the Administrative Agreement adding the 2010              (d)5.6
Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund
(to be filed by amendment)

Form of Letter Agreement to the Distribution Agreement adding the 2010                (e)1.8
Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund
(to be filed by amendment)

Form of Amendment to Custodian Contract between FRIC and the custodian                (g)1.18
adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and
2040 Strategy Fund (to be filed by amendment)

Form of Letter Agreement and Amended Schedule A to the Transfer and                   (h)1.17
Dividend Disbursing Agency Agreement adding the 2010 Strategy Fund, 2020
Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (to be filed by amendment)

Letter Agreements regarding fee waivers & reimbursements for 2010 Strategy             h(3.3)
Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (to be
filed by amendment)

Form of Shareholder Services Plan (to be filed by amendment)                           h(5.1)

Opinion and Consent of Counsel (to be filed by amendment)                             (i)1.1

Other Opinions - Consent of PricewaterhouseCoopers, independent auditors of           (j)1.1
the Registrant (to be filed by amendment)

Rule 12b-1 Distribution Plan (to be filed by amendment)                                m(1.1)

Multiple Class Plan Pursuant to Rule 18f-3 (to be filed by amendment)                  o(1.1)

Gould Investment Partners LLC (to be filed by amendment)                               p(1.32)

Institutional Capital Corporation (to be filed by amendment)                           p(1.33)

Netols Asset Management, Inc. (to be filed by amendment)                               p(1.52)

Schneider Capital Management Corporation (to be filed by amendment)                    p(1.60)

                        FRANK RUSSELL INVESTMENT COMPANY

                                FILE NO. 2-71299
                                FILE NO. 811-3153

                                    EXHIBITS

                            Listed in Part C, Item 23
                       To Post-Effective Amendment No. 70
                              and Amendment No. 71
                                       to
                       Registration Statement on Form N-1A
                                      Under
                             Securities Act of 1933
                                       and
                         Investment Company Act of 1940